UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

Ivy Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      March 31, 2004

Ivy Asset Strategy Fund
Ivy Core Equity Fund
Ivy High Income Fund
Ivy International Growth Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Tax-Managed Equity Fund

CONTENTS

3	President's Letter
5	Asset Strategy Fund
23	Core Equity Fund
38	High Income Fund
61	International Growth Fund
77	Large Cap Growth Fund
91	Limited-Term Bond Fund
106	Mid Cap Growth Fund
121	Money Market Fund
134	Municipal Bond Fund
152	Science and Technology Fund
166	Small Cap Growth Fund
183	Tax-Managed Equity Fund
196	Notes to Financial Statements
226	Independent Auditors' Report
227	Shareholder Meeting Results
229	Income Tax Information
230	Directors & Officers
236	Annual Privacy Notice
237	Householding Notice

This report is submitted for the general information of the shareholders of Ivy Funds, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

President's Letter

      March 31, 2004

Dear Shareholder:

The 12-month period ended March 31, 2004 marked one of the best one-year periods for investors in quite some time. 2003 turned out to be an exceptionally good year for the U.S. economy and markets. After three down years, the stock markets rebounded nicely with double-digit gains both here and abroad. Bond markets posted modest gains, which were positive as well.

Why was it so good?
A number of developments drove performance upward. Initial military objectives in Iraq were achieved quickly, which enabled President Bush to focus on the economy. The Federal Reserve, the Bush Administration and the Treasury took very aggressive actions in an effort to right a deteriorating economic situation. The Fed engineered a dramatic reduction in long-term interest rates. The Treasury engineered a decline in the value of the dollar. The Administration engineered a significant reduction in taxes on capital gains, dividend income and on wages and salaries. These actions were quickly recognized by the stock market as highly likely to successfully energize the economy. The stock market began to anticipate positive change in early April and really caught on by early May. A huge rally ensued. Policy initiatives caused the economy to improve sharply early in the third quarter of 2003. GDP rose more than eight percent from July to September. With the economy improving dramatically, corporate profits started to improve and stock prices followed profits.

Looking ahead
We believe that there remain numerous benefits yet to play out for the economy from the action taken last year. The Federal Reserve appears determined to keep interest rates low. As much as $80 billion from tax rebates will go into consumer pockets in the first half of 2004. Finally, we believe that the dollar decline will shortly start to have a positive impact on export growth.

Further, we feel that there are some new developments that will likely help the economy. I believe we will see some improvement in capital spending because accelerated depreciation schedules, part of the stimulus package, expire at year-end. Also, business has been satisfying greater than expected consumer demand by drawing down inventories. Replenishing these have now become necessary, further boosting industrial production as this occurs.

Of course there are always some wild cards that come into play when looking forward. If inflation begins to rear its ugly head in the form of meaningful acceleration in wages and salaries there is a risk that the Fed will have to back off of its current easy stance on interest rates. As of now, there are no signs of this occurring.

The outcome of the presidential election will be important. Should President Bush not be reelected, there would be concern over his tax initiatives being reversed. Lower withholding rates, the elimination of estate taxes and the reduction in capital gains and dividend income tax rates have all had a very positive impact on the economy.

Finally, until recently China has been thought of as the icing on the world economic growth reacceleration cake. Some now argue that China is the cake. Important incremental demand is coming from China. China may be overheating and a slowdown is possible. World growth expectations might then get modified.

Caveats aside, it looks as if the first half of the 2004 economy will be quite strong. The second half of the year should also be solid in our opinion. Of course, none of this is a sure thing. Whichever way the financial markets turn, we firmly believe that the best way to achieve your long-term financial goals is to develop and maintain a personal financial plan. It's also important to keep in mind that while markets change, the basic principles of investing do not. Diversifying your portfolio, maintaining a long-term perspective and periodically reviewing your asset allocation can help you manage market fluctuations and more effectively work toward your goals.

Questions and comments
In the following pages of this report, your portfolio managers discuss factors that affected your funds' performance over the past 12 months and offer insights into their outlook for the future. If you have any questions or comments regarding this annual report or your investment in Ivy Funds, please contact your financial advisor or call us at 1.800.777.6472. You can visit us online at www.ivyfunds.com for the most current performance information.

Thank you for your continuing confidence in the Ivy Funds.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Corporation and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Managers' Discussion of Ivy Asset Strategy Fund

      March 31, 2004

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of Ivy Asset Strategy Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund posted positive returns for the fiscal year, with the Class C shares of the Fund increasing 15.21 percent. However, the Fund underperformed its stock benchmark index, the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 35.13 percent during the fiscal year, and the Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 26.10 percent for the fiscal year. The Fund outperformed its bond benchmark indexes, as the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market) increased 5.52 percent for the fiscal year, and the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit) increased 1.13 percent for the year. Multiple indexes are presented because the Fund invests in stocks, bonds and short-term instruments.

Why did the Fund lag its stock benchmark index during the fiscal year?
There are a few main reasons for the underperformance of the Fund versus the S&P 500. In the first half of the fiscal year, we maintained a heavier weighting toward shorter-term U.S. Treasuries in the portfolio. Second, we underestimated the impact on the U.S. stock markets from the big tax-cut package in the summer of 2003, and also from the Federal Reserve providing record amounts of liquidity to the markets and holding its key interest rate at one percent, which is a record low level.

What other market conditions or events influenced the Fund's performance during the fiscal year?
As we've expressed in the past, we were unconvinced that the U.S. economy was going to recover rapidly during the past fiscal year. Indeed, we believe that had it not been for the incredible stimulus provided by the monetary and fiscal policy mentioned above, the economy would have remained sluggish. We remain concerned that without further stimulus measures the growth rate of the economy will cool off. Although in the past fiscal year the markets rallied more than most would have believed, we remain very concerned with the underlying fundamentals in the U.S., particularly versus other areas of the world.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The strategy that most affected the Fund was the decision to allocate a larger portion of the Fund's total assets to U.S. Treasuries instead of equities. This approach reduced the allocation toward equities and impacted the ability of the Fund to participate in the larger than expected returns experienced in the equities market.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Corollary to our belief that U.S. growth will remain modest is our view that growth outside the U.S., particularly in Asia, will be more robust. Furthermore, we believe domestic growth in China will create huge demand for natural resources; this is already evident in rising global commodity prices. Therefore, our strategy in recent months has been to move the portfolio toward a heavier equity allocation, but primarily outside the U.S. Furthermore, we have been allocating some of that equity position into commodity-based producers over the past few quarters. Again, the primary reasons include our belief that there is better potential growth outside the U.S. and a concern over the direction of the U.S. dollar.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Asset Strategy Fund, Class C Shares(1)(2)	$19,454
S&P 500 Index(1)	$25,369
Citigroup Broad Investment Grade Index(1)	$19,446
Citigroup Short-Term Index for 1 Month Certificates of Deposit(1)	$14,792
Lipper Flexible Portfolio Funds Universe Average(1)	$20,938

		Ivy Asset Strategy Fund, Class C Shares	S&P 500 Index	Citigroup Broad Investment Grade Index	Citigroup Short-Term Index for 1 Month Certificates of Deposit	Lipper Flexible Portfolio Funds Universe Average
APRIL	4/20/95	10,000	10,000	10,000	10,000	10,000
MARCH 31	1996	10,300	12,832	10,936	10,541	11,905
MARCH 31	1997	10,212	15,366	11,473	11,122	13,216
MARCH 31	1998	12,758	22,748	12,848	11,760	17,096
MARCH 31	1999	12,987	26,963	13,682	12,406	18,236
MARCH 31	2000	18,129	31,862	13,930	13,097	21,056
MARCH 31	2001	17,365	24,898	15,681	13,949	19,129
MARCH 31	2002	17,021	24,950	16,519	14,387	19,447
MARCH 31	2003	16,886	18,773	18,428	14,626	16,604
MARCH 31	2004	19,454	25,369	19,446	14,792	20,938

(1)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of April 30, 1995.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)

	Class A	Class B	Class C(4)	Class Y
1-year period ended 3-31-04	9.38%	11.07%	15.21%	16.19%
5-year period ended 3-31-04	-	-	8.42%	9.36%
Since inception of Class through 3-31-04(5)	1.04%	1.13%	7.72%	8.90%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(4)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B Shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(5)7-10-00 for Class A shares, 7-3-00 for Class B shares, 4-20-95 for Class C shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY ASSET STRATEGY FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $75,337,636 invested in a diversified portfolio of:

66.58%	Common Stocks
10.63%	Bullion
9.45%	Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts
8.68%	United States Government Securities
2.69%	Corporate Debt Securities
1.97%	Other Government Securities

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Common Stocks	$66.58
Bullion	$10.63
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$9.45
United States Government Securities	$8.68
Corporate Debt Securities	$2.69
Other Government Securities	$1.97

The Investments of Ivy Asset Strategy Fund

March 31, 2004
BULLION - 10.63%	Troy Ounces	Value

Gold	18,769	$8,007,904

(Cost: $6,864,030)

COMMON STOCKS	Shares

Aircraft - 1.00%
Northrop Grumman Corporation	3,900	383,838
United Technologies Corporation	4,300	371,090

		754,928

Aluminum - 0.95%
Alcoa Incorporated	20,700	718,083

Banks - 2.38%
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	70	692,071
Kookmin Bank (A)*	27,110	1,099,581

		1,791,652

Beverages - 1.30%
Coca-Cola Company (The)	19,500	980,850

Business Equipment and Services - 0.50%
CheckFree Corporation*	12,700	374,015

Capital Equipment - 3.99%
Caterpillar Inc.	8,400	664,188
Cooper Cameron Corporation*	3,700	162,985
Deere & Company	11,000	762,410
Komatsu Ltd. (A)	133,000	842,580
Kubota Corporation (A)	121,000	576,080

		3,008,243

Coal - 1.71%
Peabody Energy Corporation	27,700	1,288,327

Construction Materials - 1.83%
CRH public limited company (A)	14,500	295,917
Cemex, S.A. de C.V., ADR	36,200	1,079,484

		1,375,401

Consumer Electronics - 1.02%
Matsushita Electric Industrial Co., Ltd. (A)	50,000	771,741

Cosmetics and Toiletries - 0.08%
Alberto-Culver Company	1,440	63,173

Electrical Equipment - 0.46%
W.W. Grainger, Inc.	7,300	350,400

Electronic Components - 1.88%
NEC Electronics Corporation (A)	6,000	460,741
Samsung Electronics Co., Ltd. (A)	1,910	952,959

		1,413,700

Electronic Instruments - 0.98%
Applied Materials, Inc.*	16,100	343,977
FLIR Systems, Inc.*	2,000	76,140
KLA-Tencor Corporation*	6,300	316,733

		736,850

Food and Related - 3.51%
Archer Daniels Midland Company	70,400	1,187,648
Bunge Limited	36,300	1,459,986

		2,647,634

Forest and Paper Products - 1.08%
Aracruz Celulose S.A., ADR	21,200	810,900

Gold and Precious Metals - 3.80%
Barrick Gold Corporation	70,800	1,683,624
Goldcorp Inc. (A)	13,500	199,924
OJSC "Mining Metallurgical Company Norilsk Nickel"	5,200	399,360
Yanzhou Coal Mining Company Limited, Class H (A)	524,000	581,639

		2,864,547

Health Care - Drugs - 2.34%
Abbott Laboratories	16,800	690,480
Novartis AG, ADR	7,700	328,020
Pfizer Inc.	21,300	746,565

		1,765,065

Health Care - General - 0.79%
Wyeth	15,800	593,290

Homebuilders, Mobile Homes - 0.97%
Lennar Corporation	13,500	729,405

Hospital Supply and Management - 0.59%
PacifiCare Health Systems, Inc.*	11,200	442,960

Household - General Products - 1.16%
Reckitt Benckiser plc (A)	35,300	873,747

Mining - 6.81%
BHP Billiton Plc (A)	76,970	719,912
Freeport-McMoRan Copper & Gold Inc., Class B	57,376	2,242,828
Noranda Inc. (A)	39,800	718,223
Rio Tinto plc (A)	25,700	634,708
Vedanta Resources plc (A)*	8,300	50,406
Vedanta Resources plc (A) (B)*	39,000	236,847
WMC Resources Ltd (A)*	134,550	525,559

		5,128,483

Motor Vehicles - 5.54%
AB Volvo, Class B (A)	26,000	856,011
Honda Motor Co., Ltd. (A)	28,900	1,331,542
Hyundai Motor Company (A)	12,860	587,783
Toyota Motor Corporation (A)	37,600	1,400,346

		4,175,682

Multiple Industry - 3.18%
Companhia Vale do Rio Doce, ADR	24,100	1,323,090
Hutchison Whampoa Limited, Ordinary Shares (A)	149,000	1,070,732

		2,393,822

Petroleum - Domestic - 0.95%
Patterson-UTI Energy, Inc.*	20,400	718,590

Petroleum - International - 5.86%
Anadarko Petroleum Corporation	20,241	1,049,698
Burlington Resources Inc.	18,858	1,199,934
CNOOC Limited (A)	1,717,500	699,757
Exxon Mobil Corporation	35,153	1,462,013

		4,411,402

Petroleum - Services - 2.86%
Baker Hughes Incorporated	22,054	804,530
Nabors Industries Ltd.*	16,200	741,150
Schlumberger Limited	6,500	415,025
Smith International, Inc.*	3,700	197,987

		2,158,692

Real Estate Investment Trust - 3.35%
Mitsubishi Estate Co., Ltd. (A)	48,000	650,106
Mitsui Fudosan Co., Ltd. (A)	51,000	640,804
Sumitomo Realty & Development Co., Ltd. (A)	56,000	727,280
Sun Hung Kai Properties Limited (A)	55,000	502,868

		2,521,058

Restaurants - 0.61%
Panera Bread Company, Class A*	2,000	77,830
Wendy's International, Inc.	9,300	378,417

		456,247

Retail - General Merchandise - 1.96%
Costco Wholesale Corporation*	20,000	751,000
NEXT plc (A)	27,500	723,698

		1,474,698

Security and Commodity Brokers - 0.58%
Hong Kong Exchanges and Clearing Limited (A)	206,000	440,137

Utilities - Electric - 1.51%
Huaneng Power International, Inc., H Shares (A)	576,000	1,138,281

Utilities - Telephone - 1.05%
NTT DoCoMo, Inc. (A)	197	434,920
SBC Communications Inc.	14,400	353,376

		788,296

TOTAL COMMON STOCKS - 66.58%		$50,160,299

(Cost: $45,275,195)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Capital Equipment - 0.44%
Hyundai Motor Company,
5.3%, 12-19-08 (B)	$320	331,466

Forest and Paper Products - 0.67%
Abitibi-Consolidated Inc.,
8.3%, 8-1-05	250	261,916
International Paper Company,
8.125%, 7-8-05	225	242,722

		504,638

Furniture and Furnishings - 0.14%
Leggett & Platt, Incorporated,
7.65%, 2-15-05	100	105,507

Leisure Time Industry - 0.27%
Royal Caribbean Cruises Ltd.,
8.125%, 7-28-04	200	203,000

Multiple Industry - 0.34%
National Rural Utilities Cooperative Finance Corporation,
3.0%, 2-15-06	250	254,403

Railroad - 0.27%
MRS Logistica S.A.,
10.625%, 8-15-05	202	204,020

Utilities - Electric - 0.35%
Dominion Resources, Inc.,
7.625%, 7-15-05	250	268,247

Utilities - Telephone - 0.21%
Comtel Brasileira Ltda.,
10.75%, 9-26-04	150	155,250

TOTAL CORPORATE DEBT SECURITIES - 2.69%		2,026,531

(Cost: $1,969,524)

OTHER GOVERNMENT SECURITIES

Supranational - 1.45%
European Investment Bank,
2.88%, 1-17-06 (C)	HKD4,000	529,001
International Finance Corporation,
5.18%, 3-8-07 (C)	4,000	559,286

		1,088,287

United Kingdom - 0.52%
United Kingdom Treasury,
8.5%, 12-7-05 (C)	GBP200	392,260

TOTAL OTHER GOVERNMENT SECURITIES - 1.97%		$1,480,547

(Cost: $1,448,086)

UNITED STATES GOVERNMENT SECURITIES

Mortgage-Backed Obligations - 1.65%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO Interest Only:
5.5%, 7-15-19	$1,276	98,154
5.0%, 2-15-20	725	86,771
5.0%, 6-15-22	1,053	95,577
5.0%, 7-15-22	3,654	357,592
5.5%, 8-15-22	1,000	117,440
5.0%, 1-15-23	706	72,064
5.5%, 9-15-23	1,275	132,649
5.5%, 10-15-23	2,746	282,478

		1,242,725

Treasury Obligations - 7.03%
United States Treasury Notes:
3.375%, 4-30-04 (D)	1,700	1,703,254
1.5%, 3-31-06	3,600	3,594,377

		5,297,631

TOTAL UNITED STATES GOVERNMENT SECURITIES - 8.68%		$6,540,356

(Cost: $6,573,027)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.05%	Face Amount in Thousands

British Pound, 11-24-04 (C)	GBP600	6,020
British Pound, 11-24-04 (C)	600	(28,320)
Euro Dollar, 1-31-05 (C)	EUR1,700	(52,507)
Japanese Yen, 8-5-04 (C)	JPY73,651	41,083
Japanese Yen, 8-5-04 (C)	73,651	(21,656)
Japanese Yen, 11-24-04 (C)	118,171	52,269
Japanese Yen, 11-24-04 (C)	118,171	(19,116)
Japanese Yen, 1-31-05 (C)	214,812	57,755

		$35,528

SHORT-TERM SECURITIES	Principal Amount in Thousands

Capital Equipment - 2.65%
John Deere Credit Limited (Deere (John) Capital Corporation),
1.07%, 4-6-04	$2,000	1,999,703

Electrical Equipment - 2.65%
W.W. Grainger, Inc.,
1.0%, 4-26-04	2,000	1,998,611

Food and Related - 0.47%
General Mills, Inc.,
1.14%, Master Note	351	351,000

TOTAL SHORT-TERM SECURITIES - 5.77%		$4,349,314

(Cost: $ 4,349,314)

TOTAL INVESTMENT SECURITIES - 96.37%		$72,600,479

(Cost: $66,479,176)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.63%		2,737,157

NET ASSETS - 100.00%		$75,337,636

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $568,313 or 0.75% of net assets.

(C)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro, GBP - Great Britain Pound, HKD - Hong Kong Dollar, JPY - Japanese Yen).
(D)	Security serves as collateral for the following open futures contract at March 31, 2004. (See Note 7 to financial statements):
	Underlying Security	Number of Contracts	Expiration Date	Market Value	Cost

	S&P 500 Index	17	17-Jun-04	$4,780,825	$4,836,172

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY ASSET STRATEGY FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Bullion (cost - $6,864)	$8,008
Securities (cost - $59,615)	64,592

72,600
Receivables:
Investment securities sold	2,586
Dividends and interest	289
Fund shares sold	189
Variation margin	5
Prepaid and other assets	2

Total assets	75,671

LIABILITIES
Payable to Fund shareholders	152
Payable for investment securities purchased	77
Due to custodian	59
Accrued shareholder servicing (Note 2)	15
Accrued accounting and administrative services fees (Note 2)	4
Accrued distribution fee (Note 2)	1
Accrued management fee (Note 2)	1
Accrued service fee (Note 2)	1
Other	23

Total liabilities	333

Total net assets	$75,338

NET ASSETS
$0.01 par value capital stock:
Capital stock	$59
Additional paid-in capital	68,381
Accumulated undistributed income:
Accumulated undistributed net investment income	173
Accumulated undistributed net realized gain on investment transactions	549
Net unrealized appreciation in value of investments	6,176

Net assets applicable to outstanding units of capital	$75,338

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.86
Class B	$12.83
Class C	$12.83
Class Y	$12.87
Capital shares outstanding:
Class A	1,369
Class B	552
Class C	3,791
Class Y	155
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations

IVY ASSET STRATEGY FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$811
Dividends (net of foreign withholding taxes of $26)	549

Total income	1,360

Expenses (Note 2):
Investment management fee	475
Distribution fee:
Class A	4
Class B	39
Class C	363
Class Y	3
Shareholder servicing:
Class A	31
Class B	20
Class C	138
Class Y	2
Service fee:
Class A	29
Class B	13
Class C	121
Accounting and administrative services fees	43
Custodian fees	29
Legal fees	18
Audit fees	15
Other	87

Total expenses	1,430

Net investment loss	(70)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	3,944
Realized net loss on futures contracts	(698)
Realized net loss on written options	(125)
Realized net gain on purchased options	30
Realized net gain on foreign currency transactions	509

Realized net gain on investments	3,660

Unrealized appreciation in value of securities during the period	6,015
Unrealized appreciation in value of futures contracts during the period	55
Unrealized appreciation in value of forward currency contracts during the period	171

Unrealized appreciation in value of investments during the period	6,241

Net gain on investments	9,901

Net increase in net assets resulting from operations	$9,831

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY ASSET STRATEGY FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$(70)	$327
Realized net gain on investments	3,660	866
Unrealized appreciation (depreciation)	6,241	(1,673)

Net increase (decrease) in net assets resulting from operations	9,831	(480)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(122)	(88)
Class B	(11)	(12)
Class C	(145)	(264)
Class Y	(13)	(11)
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	(291)	(375)

Capital share transactions (Note 5)	1,359	11,160

Total increase	10,899	10,305
NET ASSETS
Beginning of period	64,439	54,134

End of period	$75,338	$64,439

Undistributed net investment income	$173	$25

(1)See "Financial Highlights" on pages 19 - 22.

See Notes to Financial Statements.

Financial Highlights

IVY ASSET STRATEGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-10-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$11.18	$11.33	$11.98	$15.22

Income (loss) from investment operations:
Net investment income	0.08	0.16	0.25	0.15
Net realized and unrealized gain (loss) on investments	1.71	(0.16)	(0.40)	(0.60)

Total from investment operations	1.79	0.00	(0.15)	(0.45)

Less distributions from:
Net investment income	(0.11)	(0.15)	(0.30)	(0.13)
Capital gains	(0.00)	(0.00)	(0.20)	(2.66)

Total distributions	(0.11)	(0.15)	(0.50)	(2.79)

Net asset value, end of period	$12.86	$11.18	$11.33	$11.98

Total return(2)	16.06%	0.00%	-1.25%	-3.77%
Net assets, end of period (in millions)	$17	$9	$4	$2
Ratio of expenses to average net assets	1.47%	1.40%	1.45%	1.26	%(3)
Ratio of net investment income to average net assets	0.53%	1.23%	2.28%	2.26	%(3)
Portfolio turnover rate	254%	109%	143%	215	%(4)

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY ASSET STRATEGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$11.17	$11.32	$11.97	$15.21

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.05	0.17	0.07
Net realized and unrealized gain (loss) on investments	1.71	(0.15)	(0.41)	(0.60)

Total from investment operations	1.68	(0.10)	(0.24)	(0.53)

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.21)	(0.05)
Capital gains	(0.00)	(0.00)	(0.20)	(2.66)

Total distributions	(0.02)	(0.05)	(0.41)	(2.71)

Net asset value, end of period	$12.83	$11.17	$11.32	$11.97

Total return	15.07%	-0.92%	-2.03%	- 4.35%
Net assets, end of period (in millions)	$7	$3	$3	$2
Ratio of expenses to average net assets	2.38%	2.35%	2.25%	2.15	%(2)
Ratio of net investment income (loss) to average net assets	-0.40%	0.31%	1.50%	1.37	%(2)
Portfolio turnover rate	254%	109%	143%	215	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY ASSET STRATEGY FUND
Class C Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$11.17	$11.32	$11.97	$15.21	$11.20

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.05	0.19	0.11	0.03
Net realized and unrealized gain (loss) on investments	1.73	(0.14)	(0.43)	(0.62)	4.33

Total from investment operations	1.70	(0.09)	(0.24)	(0.51)	4.36

Less distributions from:
Net investment income	(0.04)	(0.06)	(0.21)	(0.07)	(0.05)
Capital gains	(0.00)	(0.00)	(0.20)	(2.66)	(0.30)

Total distributions	(0.04)	(0.06)	(0.41)	(2.73)	(0.35)

Net asset value, end of period	$12.83	$11.17	$11.32	$11.97	$15.21

Total return	15.21%	-0.79%	-1.98%	-4.22%	39.60%
Net assets, end of period (in millions)	$49	$51	$47	$54	$52
Ratio of expenses to average net assets	2.27%	2.20%	2.20%	2.15%	2.24%
Ratio of net investment income (loss) to average net assets	-0.26%	0.46%	1.59%	0.86%	0.24%
Portfolio turnover rate	254%	109%	143%	215%	204%

(1)See Note 5.

See Notes to Financial Statements.

Financial Highlights

IVY ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$11.18	$11.33	$11.98	$15.26	$11.21

Income (loss) from investment operations:
Net investment income	0.09	0.11	0.28	0.24	0.15
Net realized and unrealized gain (loss) on investments	1.71	(0.10)	(0.42)	(0.63)	4.33

Total from investment operations	1.80	0.01	(0.14)	(0.39)	4.48

Less distributions from:
Net investment income	(0.11)	(0.16)	(0.31)	(0.23)	(0.13)
Capital gains	(0.00)	(0.00)	(0.20)	(2.66)	(0.30)

Total distributions	(0.11)	(0.16)	(0.51)	(2.89)	(0.43)

Net asset value, end of period	$12.87	$11.18	$11.33	$11.98	$15.26

Total return	16.19%	0.08%	-1.14%	-3.39%	40.85%
Net assets, end of period (in thousands)	$1,991	$1,150	$627	$550	$508
Ratio of expenses to average net assets	1.39%	1.32%	1.33%	1.32%	1.33%
Ratio of net investment income to average net assets	0.67%	1.34%	2.44%	1.71%	1.14%
Portfolio turnover rate	254%	109%	143%	215%	204%

See Notes to Financial Statements.

Manager's Discussion of Ivy Core Equity Fund

      March 31, 2004

An interview with James D. Wineland, CFA, portfolio manager of Ivy Core Equity Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund had a strong positive return for the fiscal year, but underperformed its benchmark index. The Class C shares of the Fund increased 20.68 percent during the last fiscal year, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 35.13 percent for the year, and the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 31.17 percent for the year.

Why did the Fund lag its benchmark index during the fiscal year?
The Fund remained defensively positioned throughout most of the year, and this resulted in unfavorable performance relative to the S&P 500. Specifically, the Fund had large positions in energy and aerospace/defense stocks and lower-than-market weighting in technology stocks. The sharp upward move in cyclical technology stocks, which began in March of 2003, created most of the variance between the Fund's performance and the benchmark's performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The past year witnessed an uncertain period of reconstruction in Iraq. The U.S. stock market moved up meaningfully in response to tax cuts, low interest rates, and in anticipation of stronger corporate earnings and a resurgent U.S. gross domestic product (GDP) in the second half of 2003. The economic recovery was characterized by rapid increases in oil, natural gas, metals, chemicals and agricultural product prices. Productivity measures have been extremely positive, while employment gains remained at disappointing levels. Cyclical and technology stocks generally performed very well during the year.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The tense geopolitical situation led us to maintain a very conservative portfolio throughout much of the year. Our positions in energy correctly anticipated strong petroleum commodity prices. These gains, however, were largely offset by our positions in pharmaceuticals and aerospace/defense stocks, two sectors that lagged the market during the year. We have made several changes to the Fund in the final quarter of this fiscal year. We feel that the net effect of our actions has been to make the Fund more broadly diversified and less conservatively positioned to reflect our belief in a strengthening economic environment well into 2005.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We think the U.S. economy has entered a self-sustaining phase that is likely to create strong GDP growth through the remainder of 2004 and into 2005. Accordingly, we expect that our large positions in cyclical stocks have the potential to show continued earnings strength into the second half of 2004. We also believe that our technology holdings could potentially benefit from the excellent cash flow positions being generated by corporate America and the capital spending that we think could be realized in coming months.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Core Equity Fund, Class C Shares(1)	$20,399
S&P 500 Index	$30,183
Lipper Large-Cap Core Funds Universe Average	$24,265

		Ivy Core Equity Fund, Class C Shares	S&P 500 Index	Lipper Large-Cap Core Funds Universe Average
MARCH 31	1994	10,000	10,000	10,000
MARCH 31	1995	10,617	11,557	11,085
MARCH 31	1996	13,670	15,267	14,330
MARCH 31	1997	15,300	18,281	16,503
MARCH 31	1998	21,354	27,063	23,676
MARCH 31	1999	22,950	32,078	27,285
MARCH 31	2000	28,454	37,907	32,962
MARCH 31	2001	23,789	29,623	25,420
MARCH 31	2002	22,851	29,685	24,922
MARCH 31	2003	16,903	22,336	18,499
MARCH 31	2004	20,399	30,183	24,265

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C(3)	Class Y
1-year period ended 3-31-04	14.86%	16.62%	20.68%	22.01%
5-year period ended 3-31-04	-	-	-2.33%	-1.44%
10-year period ended 3-31-04	-	-	7.39%	-
Since inception of Class through 3-31-04(4)	-9.41%	-9.86%	-	6.69%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B Shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-11-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY CORE EQUITY FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $289,255,376 invested in a diversified portfolio of:

99.25%	Common Stocks
0.75%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Technology Stocks	$16.79
Energy Stocks	$14.95
Health Care Stocks	$14.41
Financial Services Stocks	$10.77
Consumer Nondurables Stocks	$8.40
Retail Stocks	$6.76
Consumer Goods and Services Stocks	$6.66
Miscellaneous Stocks	$6.43
Utilities Stocks	$5.98
Capital Goods Stocks	$4.33
Raw Materials Stocks	$3.77
Cash and Cash Equivalents	$0.75

The Investments of Ivy Core Equity Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Aircraft - 3.47%
Lockheed Martin Corporation	159,104	$7,261,507
United Technologies Corporation	32,100	2,770,230

		10,031,737

Banks - 4.93%
Bank of America Corporation	36,646	2,967,632
Citigroup Inc.	16,018	828,130
U.S. Bancorp	158,755	4,389,576
Wells Fargo & Company	106,986	6,062,897

		14,248,235

Beverages - 5.07%
Anheuser-Busch Companies, Inc.	67,474	3,441,174
Coca-Cola Company (The)	188,628	9,487,988
PepsiCo, Inc.	32,366	1,742,909

		14,672,071

Broadcasting - 6.12%
Comcast Holdings Corporation, Class A*	6,998	201,227
Cox Communications, Inc., Class A*	167,912	5,306,019
Fox Entertainment Group, Inc., Class A*	108,538	2,941,380
Liberty Media Corporation, Class A*	384,008	4,204,888
Viacom Inc., Class B	129,024	5,059,031

		17,712,545

Capital Equipment - 4.33%
Caterpillar Inc.	40,923	3,235,782
Deere & Company	92,711	6,425,799
Illinois Tool Works Inc.	36,266	2,873,355

		12,534,936

Chemicals - Petroleum and Inorganic - 1.66%
du Pont (E.I.) de Nemours and Company	70,368	2,970,937
Goodrich Corporation	65,307	1,833,167

		4,804,104

Chemicals - Specialty - 2.11%
Air Products and Chemicals, Inc.	121,559	6,092,537

Communications Equipment - 1.88%
Avaya Inc.*	1	16
Cisco Systems, Inc.*	170,600	4,015,071
Telefonaktiebolaget LM Ericsson, ADR*	51,100	1,417,003

		5,432,090

Computers - Main and Mini - 1.47%
International Business Machines Corporation	46,400	4,261,376

Computers - Micro - 1.09%
Dell Inc.*	93,688	3,146,511

Computers - Peripherals - 4.78%
Microsoft Corporation	170,460	4,252,977
Oracle Corporation*	156,200	1,876,743
SAP Aktiengesellschaft, ADR	179,947	7,073,717
VERITAS Software Corporation*	23,600	636,256

		13,839,693

Electronic Components - 3.24%
Analog Devices, Inc.	44,332	2,128,379
Intel Corporation	171,316	4,656,369
Maxim Integrated Products, Inc.	23,700	1,114,137
Texas Instruments Incorporated	50,200	1,466,844

		9,365,729

Electronic Instruments - 0.86%
Agilent Technologies, Inc.*	32,700	1,034,301
Applied Materials, Inc.*	67,500	1,442,138

		2,476,439

Food and Related - 1.66%
Kellogg Company	122,653	4,812,904

Health Care - Drugs - 10.49%
Abbott Laboratories	180,233	7,407,576
Amgen Inc.*	51,588	2,999,584
Eli Lilly and Company	3,491	233,548
Gilead Sciences, Inc.*	32,700	1,819,755
Novartis AG, Registered Shares (A)	86,500	3,671,558
Pfizer Inc.	405,223	14,203,066

		30,335,087

Health Care - General - 2.01%
Wyeth	155,097	5,823,892

Hospital Supply and Management - 1.91%
Aetna Inc.	15,500	1,390,660
Medtronic, Inc.	86,301	4,120,873

		5,511,533

Hotels and Gaming - 0.46%
Marriott International, Inc., Class A	31,278	1,330,879

Household - General Products - 1.55%
Colgate-Palmolive Company	73,468	4,048,087
Procter & Gamble Company (The)	4,032	422,876

		4,470,963

Insurance - Property and Casualty - 4.44%
American International Group, Inc.	82,114	5,858,833
Berkshire Hathaway Inc., Class B*	2,250	6,999,773

		12,858,606

Motion Pictures - 0.08%
Time Warner Inc.*	14,033	236,596

Multiple Industry - 3.19%
3M Company	22,935	1,877,688
General Electric Company	240,957	7,354,008

		9,231,696

Petroleum - International - 9.05%
Anadarko Petroleum Corporation	163,661	8,487,459
Burlington Resources Inc.	160,268	10,197,853
ChevronTexaco Corporation	3,324	291,781
Exxon Mobil Corporation	172,879	7,190,037

		26,167,130

Petroleum - Services - 5.90%
Baker Hughes Incorporated	231,331	8,438,955
Nabors Industries Ltd.*	63,431	2,901,968
Schlumberger Limited	89,488	5,713,809

		17,054,732

Railroad - 0.94%
Union Pacific Corporation	45,273	2,708,231

Retail - General Merchandise - 5.44%
Costco Wholesale Corporation*	249,838	9,381,417
Wal-Mart Stores, Inc.	106,600	6,362,954

		15,744,371

Retail - Specialty Stores - 1.32%
Best Buy Co., Inc.	71,216	3,683,292
Lowe's Companies, Inc.	2,602	146,050

		3,829,342

Security and Commodity Brokers - 1.40%
Goldman Sachs Group, Inc. (The)	15,500	1,617,425
Lehman Brothers Holdings Inc.	8,700	720,969
Morgan Stanley	29,900	1,713,270

		4,051,664

Timesharing and Software - 0.16%
QLogic Corporation*	13,800	455,469

Tobacco - 0.12%
Altria Group, Inc.	6,311	343,634

Trucking and Shipping - 2.14%
United Parcel Service, Inc., Class B	88,766	6,199,417

Utilities - Electric - 3.20%
Dominion Resources, Inc.	143,972	9,257,400

Utilities - Telephone - 2.78%
BellSouth Corporation	50,165	1,389,069
SBC Communications Inc.	10,335	253,621
Verizon Communications Inc.	8,571	313,184
Vodafone Group Plc, ADR	255,177	6,098,730

		8,054,604

TOTAL COMMON STOCKS - 99.25%		$287,096,153

(Cost: $225,254,804)

TOTAL SHORT-TERM SECURITIES - 0.57%		$1,651,000

(Cost: $1,651,000)

TOTAL INVESTMENT SECURITIES - 99.82%		$288,747,153

(Cost: $226,905,804)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.18%		508,223

NET ASSETS - 100.00%		$289,255,376

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY CORE EQUITY FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $226,906) (Notes 1 and 3)	$288,747
Receivables:
Investment securities sold	1,376
Dividends and interest	333
Fund shares sold	193
Prepaid and other assets	5

Total assets	290,654

LIABILITIES
Payable to Fund shareholders	938
Payable for investment securities purchased	240
Accrued shareholder servicing (Note 2)	92
Due to custodian	43
Accrued accounting and administrative services fees (Note 2)	8
Accrued management fee (Note 2)	6
Accrued distribution fee (Note 2)	5
Accrued service fee (Note 2)	2
Other	65

Total liabilities	1,399

Total net assets	$295,803

NET ASSETS
$0.01 par value capital stock:
Capital stock	$367
Additional paid-in capital	295,803
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(32)
Accumulated undistributed net realized loss on investment transactions	(68,733)
Net unrealized appreciation in value of investments	61,850

Net assets applicable to outstanding units of capital	$289,255

Net asset value per share (net assets divided by shares outstanding):
Class A	$8.08
Class B	$7.78
Class C	$7.82
Class Y	$8.37
Capital shares outstanding:
Class A	9,268
Class B	1,561
Class C	25,591
Class Y	247
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations

IVY CORE EQUITY FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $49)	$4,642
Interest and amortization	227

Total income	4,869

Expenses (Note 2):
Investment management fee	1,907
Distribution fee:
Class A	8
Class B	83
Class C	1,575
Class Y	5
Shareholder servicing:
Class A	174
Class B	63
Class C	838
Class Y	3
Service fee:
Class A	114
Class B	28
Class C	525
Accounting and administrative services fees	87
Legal fees	59
Audit fees	25
Custodian fees	12
Other	250

Total expenses	5,756

Net investment loss	(887)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	15,471
Realized net loss on written options	(230)
Realized net gain on foreign currency transactions	20

Realized net gain on investments	15,261
Unrealized appreciation in value of investments during the period	33,183

Net gain on investments	48,444

Net increase in net assets resulting from operations	$47,557

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY CORE EQUITY FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(887)	$(1,484)
Realized net gain (loss) on investments	15,261	(27,550)
Unrealized appreciation (depreciation)	33,183	(63,354)

Net increase (decrease) in net assets resulting from operations	47,557	(92,388)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	21,718	(62,188)

Total increase (decrease)	69,275	(154,576)
NET ASSETS
Beginning of period	219,980	374,556

End of period	$289,255	$219,980

Undistributed net investment loss	$(32)	$(7)

(1)See "Financial Highlights" on pages 34 - 37.

See Notes to Financial Statements.

Financial Highlights

IVY CORE EQUITY FUND(1)
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(2) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$6.63	$8.89	$9.51	$13.89

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.08)	(0.20)	0.00
Net realized and unrealized gain (loss) on investments	1.44	(2.18)	(0.11)	(2.00)

Total from investment operations	1.45	(2.26)	(0.31)	(2.00)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.31)	(2.38)

Total distributions	(0.00)	(0.00)	(0.31)	(2.38)

Net asset value, end of period	$8.08	$6.63	$8.89	$9.51

Total return(3)	21.87%	-25.42%	-3.18%	-16.72%
Net assets, end of period (in millions)	$75	$13	$9	$4
Ratio of expenses to average net assets	1.46%	1.31%	1.26%	1.18	%(4)
Ratio of net investment income (loss) to average net assets	0.24%	0.28%	-0.11%	-0.11	%(4)
Portfolio turnover rate	59%	39%	22%	39	%(5)

(1)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2)Commencement of operations of the class.
(3Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)Annualized.
(5)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY CORE EQUITY FUND(1)
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-11-00(2) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$6.45	$8.74	$9.44	$14.10

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.06)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on investments	1.38	(2.23)	(0.25)	(2.23)

Total from investment operations	1.33	(2.29)	(0.39)	(2.28)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.31)	(2.38)

Total distributions	(0.00)	(0.00)	(0.31)	(2.38)

Net asset value, end of period	$7.78	$6.45	$8.74	$9.44

Total return	20.62%	-26.20%	-4.06%	-18.50%
Net assets, end of period (in millions)	$12	$5	$6	$5
Ratio of expenses to average net assets	2.42%	2.36%	2.18%	2.11	%(3)
Ratio of net investment loss to average net assets	-0.66%	-0.76%	-1.04%	-1.02	%(3)
Portfolio turnover rate	59%	39%	22%	39	%(4)

(1)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2)Commencement of operations of the class.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY CORE EQUITY FUND(1)
Class C Shares(2)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$6.48	$8.76	$9.45	$13.76	$11.52

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.04)	(0.08)	(0.11)	(0.01)
Net realized and unrealized gain (loss) on investments	1.38	(2.24)	(0.30)	(1.82)	2.71

Total from investment operations	1.34	(2.28)	(0.38)	(1.93)	2.70

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.03)
Capital gains	(0.00)	(0.00)	(0.31)	(2.38)	(0.43)

Total distributions	(0.00)	(0.00)	(0.31)	(2.38)	(0.46)

Net asset value, end of period	$7.82	$6.48	$8.76	$9.45	$13.76

Total return	20.68%	-26.03%	-3.94%	-16.40%	23.98%
Net assets, end of period (in millions)	$200	$200	$356	$440	$585
Ratio of expenses to average net assets	2.27%	2.18%	2.05%	1.97%	1.98%
Ratio of net investment loss to average net assets	-0.45%	-0.58%	-0.91%	-0.93%	-0.12%
Portfolio turnover rate	59%	39%	22%	39%	76%

(1)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.
(2)See Note 5.

See Notes to Financial Statements.

Financal Highlights

IVY CORE EQUITY FUND(1)
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$6.86	$9.19	$9.82	$14.08	$11.78

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	(0.11)	(0.04)	0.06
Net realized and unrealized gain (loss) on investments	1.46	(2.37)	(0.21)	(1.84)	2.80

Total from investment operations	1.51	(2.33)	(0.32)	(1.88)	2.86

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.13)
Capital gains	(0.00)	(0.00)	(0.31)	(2.38)	(0.43)

Total distributions	(0.00)	(0.00)	(0.31)	(2.38)	(0.56)

Net asset value, end of period	$8.37	$6.86	$9.19	$9.82	$14.08

Total return	22.01%	-25.35%	-3.18%	-15.62%	24.96%
Net assets, end of period (in millions)	$2	$2	$4	$2	$2
Ratio of expenses to average net assets	1.26%	1.20%	1.17%	1.15%	1.16%
Ratio of net investment income (loss) to average net assets	0.61%	0.40%	-0.03%	-0.11%	0.67%
Portfolio turnover rate	59%	39%	22%	39%	76%

(1)Core Equity Fund (formerly Total Return Fund) changed its name effective October 2, 2000.

See Notes to Financial Statements.

Manager's Discussion of Ivy High Income Fund

      March 31, 2004

An interview with Louise D. Rieke, CFA, CPA, portfolio manager of Ivy High Income Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund showed a positive return during the fiscal year, but underperformed its benchmark index. The Class C shares of the Fund increased 16.30 percent for the fiscal year, compared with the Citigroup High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which increased 22.39 percent during the period, and the Lipper High Current Yield Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 19.71 percent during the period.

Why did the Fund lag its benchmark index during the fiscal year?
We believe that this was primarily due to the Fund holding better-quality names and avoiding distressed companies, many of which did well during the period. Large flows of money into the sector and the opening of the credit markets to financially challenged companies influenced conditions during the past year. Many companies seeking to refinance their debts were able to achieve this after large rallies in the prices of existing bonds issues. For example, the utility companies and independent power producers that became distressed after the Enron debacle were able to access the markets to refinance short-term needs. This resulted in high total returns in the utility sector for this period. Other industries that had the same experience were competitive local exchange carriers (CLECs) and airlines.

Historically, however, the Fund does not make large allocations to distressed sectors, and the last 12 months were no exception. The Fund did invest in some distressed and bankrupt companies during the period. When distressed credits are purchased by the Fund, it is done on the belief that the credit fundamentals are changing for the better. In our view, the "refinancing trade" that took place during the year was not based on a fundamental credit improvement but on the views of less discriminating high yield investors.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Performance during the year was greatest with the lowest rated categories. As measured by Citigroup, the bankrupt index returned 59 percent and the CCC category returned 42 percent. The Fund was underweighted in these sectors and overweighted in the BB/BBB sectors.

What strategies and techniques did you employ that specifically affected the Fund's performance?
During the year, we sold down positions in the high quality BB/BBB sectors and redeployed the proceeds in the B and CCC sectors, in an effort to increase the yield of the Fund. In addition, the cash position of the Fund was reduced.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Current industries with overweights are building products, consumer/business service companies, lodging and broadcasting. These industries are more focused on consumer rather than heavy industries. We believe the manufacturing and chemical industries are normally good plays in an improving economy. That may not be true this time, however, with jobs being outsourced to China and energy prices high for the chemical producers. Going forward, we intend to continue to overweight the consumer-related sectors.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy High Income Fund, Class C Shares(1)	$14,089
Citigroup High Yield Market Index	$14,336
Lipper High Current Yield Funds Universe Average	$12,927

		Ivy High Income Fund, Class C Shares	Citigroup High Yield Market Index	Lipper High Current Yield Funds Universe Average
Inception	7/31/97	10,000	10,000	10,000
MARCH 31	1998	11,177	10,868	10,846
MARCH 31	1999	10,986	10,982	10,743
MARCH 31	2000	11,005	10,720	10,816
MARCH 31	2001	11,025	11,010	10,572
MARCH 31	2002	11,860	11,164	10,493
MARCH 31	2003	12,114	11,713	10,799
MARCH 31	2004	14,089	14,336	12,927

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C(3)	Class Y
1-year period ended 3-31-04	10.50%	12.22%	16.30%	17.36%
5-year period ended 3-31-04	-	-	5.10%	5.95%
Since inception of Class through 3-31-04(4)	6.04%	6.18%	5.27%	6.14%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B Shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-18-00 for Class B shares, 7-31-97 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY HIGH INCOME FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $54,207,866 invested in a diversified portfolio of:
92.33%	Corporate Debt Securities
4.20%	Common and Preferred Stocks, Right and Warrants
3.47%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Consumer Services Bonds	$17.52
Capital Goods Bonds	$10.31
Utilities Bonds	$9.73
Business Equipment and Services Bonds	$8.53
Retail Bonds	$6.86
Shelter Bonds	$6.41
Energy Bonds	$5.75
Consumer Nondurables Bonds	$5.41
Common and Preferred Stocks, Right and Warrants	$4.20
Financial Services Bonds	$4.19
Technology Bonds	$3.77
Multi-Industry Bonds	$3.76
Miscellaneous Bonds	$3.48
Cash and Cash Equivalents	$3.47
Raw Materials Bonds	$3.35
Health Care Bonds	$3.26

The Investments of Ivy High Income Fund

March 31, 2004
COMMON STOCKS, RIGHT AND WARRANTS	Shares	Value

Broadcasting - 0.32%
Citadel Broadcasting Corporation*	10,000	$174,500

Communications Equipment - 0.00%
Primus Telecommunications Group, Incorporated, Warrants*	300	3

Homebuilders, Mobile Homes - 1.66%
KB Home	5,000	404,000
Lennar Corporation	5,000	270,150
Toll Brothers, Inc.*	5,000	227,150

		901,300

Petroleum - Services - 0.16%
Hanover Compressor Company*	7,000	84,630

Security and Commodity Brokers - 0.00%
ONO Finance Plc, Rights (A)*	250	3

Trucking and Shipping - 0.12%
Central Freight Lines, Inc.*	5,000	65,850

Utilities - Telephone - 0.09%
IWO Holdings, Inc., Warrants (A)*	250	2
US Unwired Inc., Class A*	25,280	45,883

		45,885

TOTAL COMMON STOCKS, RIGHT AND WARRANTS - 2.35%		$1,272,171

(Cost: $1,220,930)

PREFERRED STOCKS

Apparel - 0.35%
Anvil Holdings, Inc., 13.0%*	14,774	188,371

Broadcasting - 0.06%
Adelphia Communications Corporation, 13.0%*	2,500	33,125

Multiple Industry - 1.44%
Constellation Brands, Inc., 5.75%, Convertible	20,000	613,000
Xerox Corporation, 6.25%, Convertible	1,250	167,500

		780,500

TOTAL PREFERRED STOCKS - 1.85%		$1,001,996

(Cost: $1,145,004)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 0.47%
AMR Corporation,
9.0%, 8-1-12	$300	255,750

Aircraft - 2.12%
BE Aerospace, Inc.,
8.5%, 10-1-10	200	214,000
Bombardier Recreational Products Inc.,
8.375%, 12-15-13 (A)	75	77,062
L-3 Communications Corporation,
6.125%, 1-15-14 (A)	300	308,250
Orbital Sciences Corporation,
9.0%, 7-15-11	500	548,750

		1,148,062

Apparel - 0.19%
Perry Ellis International, Inc.,
8.875%, 9-15-13	100	104,000

Beverages - 0.51%
Constellation Brands, Inc.,
8.125%, 1-15-12	250	276,250

Broadcasting - 6.73%
Adelphia Communications Corporation:
9.25%, 10-1-02 (B)	250	236,250
10.875%, 10-1-10 (B)	500	485,000
Cablevision Systems Corporation,
0.0%, 4-1-09 (A)(C)	250	249,688
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation:
10.0%, 4-1-09	250	213,750
10.25%, 9-15-10 (A)	320	329,600
0.0%, 1-15-12 (D)	500	305,000
Entravision Communications Corporation,
8.125%, 3-15-09	100	107,250
Gray Communications Systems, Inc.,
9.25%, 12-15-11	375	419,062
PanAmSat Corporation,
6.125%, 1-15-05	475	485,094
Sinclair Broadcast Group, Inc.,
8.75%, 12-15-11	250	276,875
Susquehanna Media Co.,
7.375%, 4-15-13	250	265,313
Young Broadcasting Inc.:
8.5%, 12-15-08 (A)	100	108,000
10.0%, 3-1-11	155	165,850

		3,646,732

Business Equipment and Services - 8.00%
Alderwoods Group, Inc.,
12.25%, 1-2-09	500	560,000
Allied Waste North America, Inc.:
7.875%, 4-15-13	300	327,750
6.125%, 2-15-14 (A)	125	120,781
Armor Holdings, Inc.,
8.25%, 8-15-13 (A)	250	276,875
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.75%, 3-15-12 (A)	500	520,000
IESI Corporation,
10.25%, 6-15-12	100	109,500
Iron Mountain Incorporated,
8.625%, 4-1-13	300	327,000
Nextel Partners, Inc.,
8.125%, 7-1-11	400	423,000
Owens & Minor, Inc.,
8.5%, 7-15-11	250	279,375
Synagro Technologies, Inc.,
9.5%, 4-1-09	500	541,250
UCAR Finance Inc.,
10.25%, 2-15-12	275	320,375
Vertis, Inc.:
9.75%, 4-1-09	25	27,063
10.875%, 6-15-09	500	503,750

		4,336,719

Capital Equipment - 3.82%
American Achievement Corporation,
8.25%, 4-1-12 (A)	250	256,875
Atrium Companies, Inc.:
10.5%, 5-1-09	700	736,750
10.5%, 5-1-09 (A)	50	52,625
Case New Holland Inc.,
9.25%, 8-1-11 (A)	400	452,000
Esterline Technologies Corporation,
7.75%, 6-15-13	250	266,250
Nebraska Book Company, Inc.,
8.625%, 3-15-12 (A)	300	309,000

		2,073,500

Chemicals - Petroleum and Inorganic - 0.51%
Berry Plastics Corporation,
10.75%, 7-15-12 (A)	150	169,875
KRATON Polymers LLC and KRATON Polymers Capital Corporation,
8.125%, 1-15-14 (A)	100	106,500

		276,375

Chemicals - Specialty - 1.44%
Buckeye Technologies Inc.,
8.5%, 10-1-13	250	268,750
Ethyl Corporation,
8.875%, 5-1-10	475	513,000

		781,750

Coal - 0.51%
Southern Star Central Corp.,
8.5%, 8-1-10	250	276,250

Communications Equipment - 0.73%
General Cable Corporation,
9.5%, 11-15-10 (A)	250	275,000
Primus Telecommunications Holding, Inc.,
8.0%, 1-15-14 (A)	125	119,375

		394,375

Computers - Peripherals - 0.69%
Activant Solutions Inc.,
10.5%, 6-15-11	250	261,250
Titan Corporation (The),
8.0%, 5-15-11 (A)	100	114,000

		375,250

Construction Materials - 3.80%
Brand Services, Inc.,
12.0%, 10-15-12	100	116,500
Interface, Inc.:
10.375%, 2-1-10	250	282,500
9.5%, 2-1-14 (A)	250	247,500
Jacuzzi Brands, Inc.,
9.625%, 7-1-10	500	552,500
Norcraft Companies, L.P. and Norcraft Finance Corp.,
9.0%, 11-1-11 (A)	500	532,500
Ply Gem Industries, Inc.,
9.0%, 2-15-12 (A)	200	201,000
WII Components, Inc.,
10.0%, 2-15-12 (A)	125	128,750

		2,061,250

Containers - 2.64%
Alltrista Corporation,
9.75%, 5-1-12	250	277,500
Crown European Holdings,
9.5%, 3-1-11	500	561,250
MDP Acquisitions plc,
9.625%, 10-1-12	280	316,400
Pliant Corporation,
11.125%, 6-15-09 (A)	150	120,000
Silgan Holdings Inc.,
6.75%, 11-15-13	150	154,500

		1,429,650

Cosmetics and Toiletries - 0.30%
Armkel, LLC and Armkel Finance, Inc.,
9.5%, 8-15-09	100	109,750
Elizabeth Arden, Inc.,
7.75%, 1-15-14 (A)	50	52,375

		162,125

Defense - 0.19%
DRS Technologies, Inc.,
6.875%, 11-1-13	100	104,000

Electrical Equipment - 2.54%
Nortek, Inc.,
9.875%, 6-15-11	300	337,500
Northwest Pipeline Corporation,
8.125%, 3-1-10	450	497,250
Rayovac Corporation,
8.5%, 10-1-13	400	431,000
Rexnord Corporation,
10.125%, 12-15-12	100	109,500

		1,375,250

Electronic Components - 0.04%
Communications & Power Industries, Inc.,
8.0%, 2-1-12 (A)	20	20,325

Finance Companies - 4.19%
American Seafoods Group LLC and American Seafoods, Inc.,
10.125%, 4-15-10	300	360,000
Cellu Tissue Holdings, Inc.,
9.75%, 3-15-10 (A)	100	98,500
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
8.375%, 3-15-13	125	142,500
Dollar Financial Group, Inc.,
9.75%, 11-15-11	150	162,750
Equinox Holdings Inc.,
9.0%, 12-15-09 (A)	185	194,712
Level 3 Financing, Inc.,
10.75%, 10-15-11 (A)	300	292,500
MSW Energy Holdings LLC and MSW Energy Finance Co., Inc.,
8.5%, 9-1-10	100	109,500
Nexstar Finance, Inc.,
7.0%, 1-15-14 (A)	175	173,250
Pinnacle Foods Holding Corporation,
8.25%, 12-1-13 (A)	300	318,750
Qwest Capital Funding, Inc.,
7.75%, 8-15-06	250	251,250
UAP Holding Corp.,
0.0%, 7-15-12 (A)	250	167,500

		2,271,212

Food and Related - 0.81%
Merisant Company,
9.5%, 7-15-13 (A)	150	147,750
PPC Escrow Corp.,
9.25%, 11-15-13 (A)	150	156,750
Pilgrim's Pride Corporation,
9.625%, 9-15-11	125	134,687

		439,187

Forest and Paper Products - 2.19%
Georgia-Pacific Corporation:
7.375%, 7-15-08	300	327,750
8.875%, 2-1-10	200	233,500
8.0%, 1-15-24 (A)	250	263,750
Jefferson Smurfit Corporation,
8.25%, 10-1-12	150	163,500
Newark Group (The),
9.75%, 3-15-14 (A)	200	197,000

		1,185,500

Furniture and Furnishings - 1.43%
Associated Materials Incorporated:
9.75%, 4-15-12	505	563,075
0.0%, 3-1-14 (A)(D)	350	212,625

		775,700

Health Care - General - 0.31%
Sybron Dental Specialties, Inc.,
8.125%, 6-15-12	150	166,500

Homebuilders, Mobile Homes - 1.27%
Technical Olympic USA, Inc.
7.5%, 3-15-11 (A)	150	149,813
WCI Communities, Inc.,
7.875%, 10-1-13	500	536,250

		686,063

Hospital Supply and Management - 2.95%
Mariner Health Care, Inc.,
8.25%, 12-15-13 (A)	250	254,375
Psychiatric Solutions, Inc.,
10.625%, 6-15-13	400	457,000
Select Medical Corporation,
7.5%, 8-1-13	200	215,500
Triad Hospitals, Inc.:
8.75%, 5-1-09	250	272,500
7.0%, 11-15-13 (A)	250	256,250
United Surgical Partners Holdings, Inc.,
10.0%, 12-15-11	125	141,875

		1,597,500

Hotels and Gaming - 4.77%
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10 (A)	150	162,375
John Q Hammons Hotels, L.P. and John Q Hammons Hotels Finance Corporation III,
8.875%, 5-15-12	300	333,750
MGM MIRAGE,
8.5%, 9-15-10	250	291,875
Premier Entertainment Biloxi LLC and Premier
Finance Biloxi Corp.,
10.75%, 2-1-12 (A)	200	216,000
River Rock Entertainment Authority,
9.75%, 11-1-11 (A)	125	135,000
Turning Stone Casino Resort Enterprise,
9.125%, 12-15-10 (A)	100	108,250
Vail Resorts, Inc.,
6.75%, 2-15-14	750	751,875
Venetian Casino Resort, LLC and Las Vegas Sands, Inc.,
11.0%, 6-15-10	250	287,500
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp.,
12.0%, 11-1-10	250	301,250

		2,587,875

Household - General Products - 0.96%
Anvil Knitwear, Inc.,
10.875%, 3-15-07	100	84,000
Sealy Mattress Company:
10.875%, 12-15-07	250	259,688
8.25%, 6-15-14 (A)	175	175,000

		518,688

Leisure Time Industry - 1.21%
Hollywood Park, Inc.,
9.25%, 2-15-07	125	127,969
Pinnacle Entertainment Inc.,
8.25%, 3-15-12 (A)	250	243,750
Royal Caribbean Cruises Ltd.,
8.0%, 5-15-10	250	282,500

		654,219

Metal Fabrication - 0.15%
IMCO Recycling Inc.,
10.375%, 10-15-10	75	80,250

Mining - 1.40%
Compass Minerals International, Inc.,
0.0%, 6-1-13 (D)	1,000	760,000

Motion Pictures - 3.77%
AMC Entertainment Inc.,
9.5%, 2-1-11	276	288,420
Carmike Cinemas, Inc.,
7.5%, 2-15-14 (A)	500	508,750
Cinemark, Inc.,
9.75%, 3-15-14 (A)	500	310,000
Cinemark USA, Inc.:
8.5%, 8-1-08	250	261,250
9.0%, 2-1-13	100	108,750
Gaylord Entertainment Company,
8.0%, 11-15-13 (A)	125	133,281
Regal Cinemas Corporation,
9.375%, 2-1-12	250	282,500
Vivendi Universal S.A.,
9.25%, 4-15-10	125	149,375

		2,042,326

Motor Vehicle Parts - 0.85%
Tenneco Automotive Inc.,
10.25%, 7-15-13	400	460,000

Motor Vehicles - 1.50%
Sonic Automotive, Inc.,
8.625%, 8-15-13	750	813,750

Multiple Industry - 3.76%
Buckeye Cellulose Corporation,
9.25%, 9-15-08	145	145,000
CSC Holdings, Inc.,
6.75%, 4-15-12 (A)	125	126,563
Doane Pet Care Company,
10.75%, 3-1-10	300	312,750
Fisher Scientific International Inc.,
8.125%, 5-1-12	87	96,570
Muzak LLC and Muzak Finance Corp.,
10.0%, 2-15-09	500	518,125
Owens-Brockway Glass Container Inc.,
8.75%, 11-15-12	520	565,500
Tyco International Group S.A.,
3.125%, 1-15-23, Convertible (A)	100	146,125
WESCO Distribution, Inc.,
9.125%, 6-1-08	125	128,125

		2,038,758

Petroleum - Domestic - 1.56%
Encore Acquisition Company,
8.375%, 6-15-12	100	110,000
Exco Resources, Inc.,
7.25%, 1-15-11 (A)	350	361,375
KCS Energy, Inc.,
7.125%, 4-1-12 (A)	100	100,500
Tom Brown, Inc. and Tom Brown Resources Funding Corp., Units,
7.25%, 9-15-13 (E)	250	272,500

		844,375

Petroleum - Services - 3.68%
GulfTerra Energy Partners, L.P.,
8.5%, 6-1-10	425	490,875
Hanover Compressor Company:
0.0%, 3-31-07	375	288,750
8.625%, 12-15-10	150	161,250
North American Energy Partners Inc.,
8.75%, 12-1-11 (A)	250	250,000
Offshore Logistics, Inc.,
6.125%, 6-15-13	100	99,500
Parker Drilling Company,
9.625%, 10-1-13	50	54,875
Pemex Project Funding Master Trust,
7.375%, 12-15-14	300	333,750
R&B Falcon Corporation,
9.5%, 12-15-08	250	319,490

		1,998,490

Publishing - 1.04%
Dex Media East LLC and Dex Media East Finance Co.,
12.125, 11-15-12	150	175,125
Dex Media West LLC and Dex Media West Finance Co.:
8.5%, 8-15-10 (A)	100	110,250
9.875%, 8-15-13 (A)	250	277,500

		562,875

Railroad - 0.66%
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	350	360,500

Real Estate Investment Trust - 1.52%
Host Marriott, L.P.:
9.25%, 10-1-07	250	280,000
7.125%, 11-1-13	250	259,375
Meritage Corporation,
9.75%, 6-1-11	250	283,750

		823,125

Retail - Food Stores - 0.29%
Couche-Tard U.S. L.P. and Couche-Tard Financing Corp.,
7.5%, 12-15-13 (A)	150	160,500

Retail - General Merchandise - 2.16%
AutoNation, Inc.,
9.0%, 8-1-08	250	292,500
Domino's Inc.,
8.25%, 7-1-11	150	161,625
Roundy's, Inc.,
8.875%, 6-15-12	300	330,000
United Auto Group, Inc.,
9.625%, 3-15-12	350	390,250

		1,174,375

Retail - Specialty Stores - 4.41%
CSK Auto Corporation,
7.0%, 1-15-14 (A)	400	402,000
Cole National Group, Inc.,
8.875%, 5-15-12	350	402,500
General Nutrition Centers, Inc.,
8.5%, 12-1-10 (A)	60	63,000
Group 1 Automotive, Inc.,
8.25%, 8-15-13	125	137,500
Jo-Ann Stores, Inc.,
7.5%, 3-1-12 (A)	500	508,750
Jostens Holding Corp.,
0.0%, 12-1-13 (D)	100	65,500
Michaels Stores, Inc.,
9.25%, 7-1-09	250	275,312
Nectar Merger Corporation,
7.75%, 2-15-14 (A)	300	300,000
United Rentals (North America), Inc.,
7.0%, 2-15-14 (A)	250	235,000

		2,389,562

Timesharing and Software - 0.53%
NDCHealth Corporation,
10.5%, 12-1-12	250	287,500

Utilities - Gas and Pipeline - 1.37%
ANR Pipeline Company,
8.875%, 3-15-10	100	111,000
AmeriGas Partners, L.P. and AP Eagle Finance Corp.,
8.875%, 5-20-11	100	110,750
Williams Companies, Inc. (The):
8.125%, 3-15-12	250	275,937
7.75%, 6-15-31	250	246,250

		743,937

Utilities - Telephone - 8.36%
Alamosa (Delaware), Inc.:
0.0%, 7-31-09	500	455,000
8.5%, 1-31-12 (A)	175	166,250
American Tower Corporation:
9.375%, 2-1-09	400	422,000
7.25%, 12-1-11 (A)	250	255,625
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp.,
8.125%, 2-1-14 (A)	100	92,250
Crown Castle International Corp.:
9.375%, 8-1-11	314	340,690
7.5%, 12-1-13	500	491,250
Dobson Communications Corporation,
8.875%, 10-1-13	150	117,750
Level 3 Communications, Inc.,
10.5%, 12-1-08	500	410,000
MCI Communications Corporation:
6.95%, 8-15-06 (B)	100	79,500
7.75%, 3-23-25 (B)	150	119,250
Nextel Communications, Inc.,
7.375%, 8-1-15	500	541,250
Qwest Communications International Inc.,
13.0%, 12-15-07 (A)	500	575,000
SBA Communications Corporation,
10.25%, 2-1-09	350	344,750
Triton PCS, Inc.,
9.375%, 2-1-11	125	120,625

		4,531,190

TOTAL CORPORATE DEBT SECURITIES - 92.33%		$50,051,570

(Cost: $46,961,606)

TOTAL SHORT-TERM SECURITIES - 1.29%		$701,000

(Cost: $701,000)

TOTAL INVESTMENT SECURITIES - 97.82%		$53,026,737

(Cost: $50,028,540)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.18%		1,181,129

NET ASSETS - 100.00%		$54,207,866

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $14,154,580 or 26.11% of net assets.

(B)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
(C)	The interest rate is subject to change periodically based on prevailing market rates. The interest rate shown is the rate in effect at March 31, 2004.
(D)	The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(E)
Each unit of Tom Brown, Inc. and Tom Brown Resources Funding Corp. consists of $512 principal amount of 7.25% senior subordinated notes due September 15, 2013 of Tom Brown, Inc. and $488 principal amount of 7.25% senior subordinated notes due September 15, 2013 of Tom Brown Resources Funding Corp.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY HIGH INCOME FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $50,029) (Notes 1 and 3)	$53,027
Cash	571
Receivables:
Dividends and interest	1,003
Investment securities sold	469
Fund shares sold	195
Prepaid and other assets	10

Total assets	55,275

LIABILITIES
Payable for investment securities purchased	946
Payable to Fund shareholders	70
Dividends payable	28
Accrued shareholder servicing (Note 2)	10
Accrued accounting and administrative services fees (Note 2)	3
Accrued distribution and service fees (Note 2)	1
Accrued management fee (Note 2)	1
Other	8

Total liabilities	1,067

Total net assets	$54,208

NET ASSETS
$0.01 par value capital stock:
Capital stock	$61
Additional paid-in capital	55,747
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	8
Accumulated undistributed net realized loss on investment transactions	(4,606)
Net unrealized appreciation in value of investments	2,998

Net assets applicable to outstanding units of capital	$54,208

Net asset value per share (net assets divided by shares outstanding):
Class A	$8.85
Class B	$8.85
Class C	$8.85
Class Y	$8.85
Capital shares outstanding:
Class A	2,038
Class B	404
Class C	2,586
Class Y	1,096
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations

IVY HIGH INCOME FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$3,533
Dividends	28

Total income	3,561

Expenses (Note 2):
Investment management fee	276
Distribution fee:
Class A	4
Class B	19
Class C	159
Class Y	24
Shareholder servicing:
Class A	26
Class B	10
Class C	65
Class Y	14
Service fee:
Class A	23
Class B	6
Class C	53
Registration fees	44
Accounting and administrative services fees	31
Audit fees	14
Custodian fees	9
Legal fees	5
Other	18

Total expenses	800

Net investment income	2,761

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	1,460
Unrealized appreciation in value of investments during the period	2,221

Net gain on investments	3,681

Net increase in net assets resulting from operations	$6,442

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY HIGH INCOME FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,761	$1,621
Realized net gain (loss) on investments	1,460	(1,158)
Unrealized appreciation	2,221	259

Net increase in net assets resulting from operations	6,442	722

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(719)	(288)
Class B	(145)	(81)
Class C	(1,244)	(1,224)
Class Y	(645)	(28)
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	(2,753)	(1,621)

Capital share transactions (Note 5)	20,419	10,768

Total increase	24,108	9,869
NET ASSETS
Beginning of period	30,100	20,231

End of period	$54,208	$30,100

Undistributed net investment income	$8	$-

(1)See "Financial Highlights" on pages 57- 60.

See Notes to Financial Statements.

Financial Highlights

IVY HIGH INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.07	$8.48	$8.54	$9.04

Income (loss) from investment operations:
Net investment income	0.56	0.64	0.74	0.58
Net realized and unrealized gain (loss) on investments	0.78	(0.41)	(0.06)	(0.50)

Total from investment operations	1.34	0.23	0.68	0.08

Less distributions from:
Net investment income	(0.56)	(0.64)	(0.74)	(0.58)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.56)	(0.64)	(0.74)	(0.58)

Net asset value, end of period	$8.85	$8.07	$8.48	$8.54

Total return(2)	17.24%	3.02%	8.46%	0.90%
Net assets, end of period (000 omitted)	$18,036	$6,269	$1,895	$442
Ratio of expenses to average net assets including voluntary expense waiver	1.39%	0.91%	0.84%	1.05	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	6.62%	7.83%	9.00%	9.01	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	1.44%	1.14%	1.42	%(3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (4)	7.30%	8.70%	8.64	%(3)
Portfolio turnover rate	78%	52%	82%	115	%(5)

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(5)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY HIGH INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-18-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.07	$8.48	$8.54	$9.03

Income (loss) from investment operations:
Net investment income	0.50	0.56	0.68	0.48
Net realized and unrealized gain (loss) on investments	0.78	(0.41)	(0.06)	(0.49)

Total from investment operations	1.28	0.15	0.62	(0.01)

Less distributions from:
Net investment income	(0.50)	(0.56)	(0.68)	(0.48)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.50)	(0.56)	(0.68)	(0.48)

Net asset value, end of period	$8.85	$8.07	$8.48	$8.54

Total return	16.22%	2.06%	7.64%	0.09%
Net assets, end of period (in millions)	$4	$2	$1	$1
Ratio of expenses to average net assets including voluntary expense waiver	2.28%	1.84%	1.74%	1.85	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	5.78%	6.90%	8.09%	8.30	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	2.37%	2.36%	2.50	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	6.37%	7.47%	7.65	%(2)
Portfolio turnover rate	78%	52%	82%	115	%(4)

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY HIGH INCOME FUND
Class C Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$8.07	$8.48	$8.54	$9.27	$9.94

Income (loss) from investment operations:
Net investment income	0.50	0.57	0.68	0.73	0.69
Net realized and unrealized gain (loss) on investments	0.78	(0.41)	(0.06)	(0.73)	(0.67)

Total from investment operations	1.28	0.16	0.62	0.00	0.02

Less distributions from:
Net investment income	(0.50)	(0.57)	(0.68)	(0.73)	(0.69)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.50)	(0.57)	(0.68)	(0.73)	(0.69)

Net asset value, end of period	$8.85	$8.07	$8.48	$8.54	$9.27

Total return	16.30%	2.15%	7.58%	0.18%	0.17%
Net assets, end of period (in millions)	$23	$18	$17	$19	$23
Ratio of expenses to average net assets including voluntary expense waiver	2.21%	1.74%	1.82%	1.78%	2.17%
Ratio of net investment income to average net assets including voluntary expense waiver	5.89%	7.05%	8.01%	8.38%	7.16%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (2)	2.27%	2.46%	2.41%	2.26%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (2)	6.52%	7.36%	7.75%	7.07%
Portfolio turnover rate	78%	52%	82%	115%	71%

(1)See Note 5.
(2)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights

IVY HIGH INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$8.07	$8.48	$8.54	$9.27	$9.94

Income (loss) from investment operations:
Net investment income	0.58	0.64	0.75	0.78	0.77
Net realized and unrealized gain (loss) on investments	0.78	(0.41)	(0.06)	(0.73)	(0.67)

Total from investment operations	1.36	0.23	0.69	0.05	0.10

Less distributions from:
Net investment income	(0.58)	(0.64)	(0.75)	(0.78)	(0.77)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.58)	(0.64)	(0.75)	(0.78)	(0.77)

Net asset value, end of period	$8.85	$8.07	$8.48	$8.54	$9.27

Total return	17.36%	3.03%	8.50%	0.79%	0.94%
Net assets, end of period (000 omitted)	$9,698	$3,643	$64	$12	$6
Ratio of expenses to average net assets including voluntary expense waiver	1.30%	1.08%	0.79%	1.20%	1.40%
Ratio of net investment income to average net assets including voluntary expense waiver	6.82%	7.22%	8.99%	8.95%	7.85%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (1)	1.61%	1.08%	1.62%	1.46%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (1)	6.69%	8.71%	8.52%	7.79%
Portfolio turnover rate	78%	52%	82%	115%	71%

(1)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Manager's Discussion of
Ivy International Growth Fund

      March 31, 2004

An interview with Thomas A. Mengel, portfolio manager of Ivy International Growth Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund showed a positive return for the period, but lagged its benchmark index. The Class C shares of the Fund increased 38.78 percent for the year. In comparison, the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 57.55 percent during the year, and the Lipper International Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 53.38 percent.

Why did the Fund lag its benchmark index during the fiscal year?
We believe that three factors contributed to underperformance. First, our stock selection lagged the benchmark return. Second, we were underweight in Japan during the fiscal year. And third, we did not participate in the broad high-beta (lower quality) stock rally, preferring instead to focus on what we felt were well-managed companies in healthy sectors.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Early in 2003, global geopolitical concerns regarding the Iraq War triggered extreme global market volatility and risk aversion. Continental Europe suffered some of the weakest equity markets, due to their inflexible corporate legal structure and labor markets. In March of 2003, Asian consumer markets were shocked by an outbreak of SARS (atypical pneumonia) that depressed travel and retail sectors through July.

Generally, government policy responses, in our view, were prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer activity. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive stock market rally that began in the spring of 2003.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous export demand across Asia and Europe. China also benefited from a broad increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted demand for technology equipment. Low interest rates and abundant credit fueled strong housing and auto spending in many countries, despite lagging job growth in most.

Late in the fiscal year, global investors grew more concerned about rising energy prices and the possibility of slower economic growth in China as the government of that country sought to address areas of imbalance.

What strategies and techniques did you employ that specifically affected the Fund's performance?
During several periods throughout the year, the Japanese stock index outperformed other major markets, in anticipation of global reflation. Still, we believe there has been little progress on structural financial reform in Japan and that serious risks remain. As a result, we underweighted this market during the fiscal year.

Early in the fiscal year, we increased our equity exposure as broad market sentiment improved, but we chose to maintain our preference for what we saw as well-managed companies in healthy sectors rather than join the high-beta trend that was initially driving stock prices higher.

Late in the fiscal year, we trimmed exposure to emerging markets and the technology sector due to higher valuations.

What areas did you emphasize during the fiscal year, and what looks attractive to you going forward?
We have continued to emphasize growth companies in Continental Europe that we believe benefit from the global recovery, especially export companies that we feel enjoy a solid competitive position. We have avoided domestic-demand-related shares in core Europe, where consumer spending remains very weak. In Britain, we originally focused on growth stocks that we felt benefited from the relatively strong domestic economy, but have cautiously trimmed our holdings because the country has now entered a modest interest-rate-increase cycle. Despite continuing imbalances within Japan's economy, we believe that strong regional export demand is beginning to translate into a better domestic economy. We have increased our exposure to domestic-demand-related shares in Japan as deflationary forces appear to be less severe. Our Asian weights are moderate, concentrated on industry leaders that we believe should benefit from continued strong Chinese business demand. We remain alert to signs of over-leveraged households in several countries, especially those with recent housing booms sparked by extremely low interest rates.

We intend to remain flexible with our geographic and sector allocations, responding to future developments in global financial markets. In the current environment, we think sustainable U.S. economic growth remains the most important prerequisite for rising global equity markets. Capital spending plans may continue to be supportive, but we feel U.S. consumer spending power must be maintained. Longer term, we believe that U.S. employment growth is key. In our view, these critical U.S. macroeconomic issues will dictate the form and pace of global growth this year.

We intend to closely monitor Continental Europe for any signs of corporate financial strain that could develop if the euro were to strengthen dramatically beyond its current level. Similarly, we believe that any significant yen strengthening could be a detriment to Japan's economic stabilization efforts. If the U.S. dollar weakens significantly further, we anticipate a period of broad currency volatility that is typically associated with currency extremes.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts, especially across Europe. This positive improvement should, in our view, be an important focus for investors as the broader economic and financial environment improves. We continue to believe that foreign equity investments provide important long-term portfolio diversification for our shareholders.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy International Growth Fund, Class C Shares(1)	$21,142
Morgan Stanley Capital International EAFE Index (with net dividends)	$15,608
Lipper International Funds Universe Average	$17,166

		Ivy International Growth Fund, Class C Shares	Morgan Stanley Capital International EAFE Index (with net dividends)	Lipper International Funds Universe Average
MARCH 31	1994	10,000	10,000	10,000
MARCH 31	1995	10,384	10,608	9,931
MARCH 31	1996	11,177	11,916	11,657
MARCH 31	1997	13,955	12,089	12,895
MARCH 31	1998	18,872	14,339	15,518
MARCH 31	1999	20,827	15,208	15,575
MARCH 31	2000	41,215	19,024	21,815
MARCH 31	2001	24,543	14,101	15,876
MARCH 31	2002	19,948	12,906	14,801
MARCH 31	2003	15,233	9,907	11,192
MARCH 31	2004	21,142	15,608	17,166

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C(3)	Class Y
1-year period ended 3-31-04	31.98%	34.64%	38.78%	41.13%
5-year period ended 3-31-04	-	-	0.30%	1.52%
10-year period ended 3-31-04	-	-	7.77%	-
Since inception of Class through 3-31-04(4)	-13.32%	-13.63%	-	9.51%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B Shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-10-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY INTERNATIONAL GROWTH FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $75,608,021 invested in a diversified portfolio of:

97.74%	Common Stocks
2.26%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund was invested by geographic region and by industry, respectively, as follows:

Europe	$58.14
Pacific Basin	$31.63
Scandinavia	$4.38
Canada	$2.59
Cash and Cash Equivalents	$2.26
Other	$0.61
Mexico	$0.39

Financial Services Stocks	$28.20
Health Care Stocks	$9.36
Technology Stocks	$8.89
Retail Stocks	$8.10
Consumer Nondurables Stocks	$7.80
Consumer Services Stocks	$7.70
Business Equipment and Services Stocks	$7.69
Capital Goods Stocks	$5.94
Energy Stocks	$4.18
Utilities Stocks	$4.01
Consumer Durables Stocks	$3.30
Miscellaneous Stocks	$2.57
Cash and Cash Equivalents	$2.26

The Investments of Ivy International Growth Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Australia - 5.58%
Australia and New Zealand Banking Group Limited (A)	28,800	$416,580
News Corporation Limited (The) (A)	112,874	1,014,395
Novogen LTD (A)*	474,580	2,367,853
Westpac Banking Corporation (A)	31,600	423,089

		4,221,917

Austria - 2.12%
Erste Bank der oesterreichischen Sparkassen AG (A)	10,700	1,602,228

Canada - 2.59%
EnCana Corporation (A)	21,700	939,064
Shoppers Drug Mart Corporation (A)(B)*	42,600	1,017,522

		1,956,586

Cayman Islands - 0.61%
Semiconductor Manufacturing International Corporation, ADR*	30,450	459,795

China - 1.27%
Kingdee International Software Group Company Limited (A)	2,280,000	958,192

Finland - 1.00%
Nokia Corporation (A)	36,900	756,686

France - 7.33%
AXA (A)	22,800	475,955
France Telecom (A)*	14,200	363,465
Lafarge (A)	4,600	372,397
Pernod Ricard (A)	7,400	900,658
Publicis Groupe S.A. (A)	30,000	909,879
Schneider Electric SA (A)	9,500	619,003
TF1 (A)	15,300	486,046
Total S.A. (A)	7,720	1,417,951

		5,545,354

Germany - 7.57%
Allianz Aktiengesellschaft, Registered Shares (A)	11,400	1,244,686
Fresenius AG (A)	2,100	147,675
Munchener Ruckversicherungs - Gesellschaft Aktiengesellschaft (A)
	2,800	311,014
PUMA Aktiengesellschaft Rudolf Dassler Sport (A)	8,000	1,760,501
SAP Aktiengesellschaft (A)	6,300	991,388
Siemens AG (A)	17,122	1,266,145

		5,721,409

Greece - 3.11%
Alpha Bank (A)(B)	37,000	1,138,105
Athens Water Supply & Sewer and Sewerage Company SA (A)	100,000	745,016
National Bank of Greece S.A. (A)	17,700	470,024

		2,353,145

Hong Kong - 1.37%
Dah Sing Financial Holdings Limited (A)	100,000	705,780
Hutchison Whampoa Limited, Ordinary Shares (A)	46,000	330,561

		1,036,341

Ireland - 1.93%
DEPFA BANK plc (A)	9,300	1,457,189

Italy - 3.16%
Banca Nazionale Lavoro S.p.A. (A)*	305,400	692,722
Banco Popolare di Verona e Novara S.c. a r.l. (A)	25,400	413,442
Eni S.p.A. (A)	40,000	804,519
Mediaset S.p.A. (A)	43,000	477,364

		2,388,047

Japan - 22.06%
ACOM CO., LTD. (A)	8,100	590,900
Asahi Glass Company, Limited (A)	60,000	647,341
Bellsystem24, Inc. (A)	3,000	774,621
Canon Inc. (A)	15,930	824,176
Dentsu Inc. (A)	250	763,102
Funai Electric Co., Ltd. (A)	2,900	420,330
Hokuto Corporation (A)	20	314
Honda Motor Co., Ltd. (A)	8,800	405,452
Hoya Corporation (A)	6,000	584,565
Ito-Yokado Co., Ltd. (A)	20,000	909,964
Kao Corporation (A)	35,000	799,578
Mitsui & Co., Ltd (A)	50,000	448,263
Mitsui Fudosan Co., Ltd. (A)	63,000	791,582
Mitsui Trust Holdings, Inc. (A)*	66,000	455,500
NEC Electronics Corporation (A)	8,000	614,321
NIDEC Corporation (A)	4,000	415,435
NTT DoCoMo, Inc. (A)	350	772,701
Nippon Telegraph and Telephone Corporation (A)	100	566,328
Nippon Television Network Corporation (A)	6,000	1,070,647
Nomura Holdings, Inc. (A)	87,600	1,593,415
ORIX Corporation (A)	11,000	1,215,300
Sumitomo Mitsui Financial Group, Inc. (A)	90	665,195
Takeda Chemical Industries, Ltd. (A)	13,000	578,999
Toyota Motor Corporation (A)	20,700	770,935

		16,678,964

Korea - 1.35%
Samsung Electronics Co., Ltd. (A)	2,040	1,017,820

Mexico - 0.39%
Cemex, S.A. de C.V., ADR	10,000	298,200

Netherlands - 2.23%
ING Groep N.V., Certicaaten Van Aandelen (A)	35,710	784,966
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	31,000	896,761

		1,681,727

Norway - 0.32%
Opera Software ASA (A)(B)*	175,000	242,358

Sweden - 3.06%
Skandinaviska Enskilda Banken AB (A)	63,400	928,178
Telefonaktiebolaget LM Ericsson, Class B (A)*	500,800	1,386,724

		2,314,902

Switzerland - 9.64%
ABB Ltd (A)*	92,000	542,201
Baloise-Holding, Registered Shares (A)	20,000	837,870
Credit Suisse Group, Registered Shares (A)	50,400	1,745,610
Novartis AG, Registered Shares (A)	34,900	1,481,357
Roche Holdings AG, Genussschein (A)	3,600	351,479
Synthes-Stratec, Inc. (A)	500	512,426
Tecan Group, Ltd., Registered Shares (A)	8,000	302,327
UBS AG (A)	20,400	1,514,509

		7,287,779

United Kingdom - 21.05%
Ark Therapeutics Group plc (A)(B)*	180,000	420,693
British American Tobacco p.l.c. (A)	25,700	387,115
British Sky Broadcasting Group plc (A)*	130,000	1,623,237
Compass Group PLC (A)	231,900	1,529,955
Diageo plc (A)	28,300	369,251
GlaxoSmithKline plc (A)	46,400	911,964
ITV plc (A)*	200,000	490,440
NEXT plc (A)	38,500	1,013,177
Reckitt Benckiser plc (A)	68,000	1,683,138
Reuters Group PLC (A)	92,000	655,220
Rio Tinto plc (A)	14,300	353,165
Royal Bank of Scotland Group plc (The) (A)	31,000	945,877
Standard Chartered PLC (A)	41,240	691,394
Taylor Nelson Sofres plc (A)	221,160	795,687
tesco plc (A)	367,000	1,659,771
Vodafone Group Plc (A)	561,600	1,330,647
WPP Group plc (A)	104,300	1,056,648

		15,917,379

TOTAL COMMON STOCKS - 97.74%		$73,896,018

(Cost: $60,306,055)

TOTAL INVESTMENT SECURITIES - 97.74%	$73,896,018

(Cost: $60,306,055)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.26%	1,712,003

NET ASSETS - 100.00%	$75,608,021

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of these securities amounted to $2,818,678 or 3.73% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statements of Assets and Liabilities

IVY INTERNATIONAL GROWTH FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $60,306) (Notes 1 and 3)	$73,896
Receivables:
Investment securities sold	1,643
Dividends and interest	374
Fund shares sold	74
Prepaid and other assets	2

Total assets	75,989

LIABILITIES
Payable to Fund shareholders	222
Due to custodian	78
Accrued shareholder servicing (Note 2)	38
Accrued accounting and administrative services fees (Note 2)	4
Accrued management fee (Note 2)	2
Accrued distribution and service fees (Note 2)	1
Other	36

Total liabilities	381

Total net assets	$75,608

NET ASSETS
$0.01 par value capital stock:
Capital stock	$73
Additional paid-in capital	114,711
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	132
Accumulated undistributed net realized loss on investment transactions	(52,915)
Net unrealized appreciation in value of investments	13,607

Net assets applicable to outstanding units of capital	$75,608

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.60
Class B	$10.19
Class C	$10.27
Class Y	$11.53
Capital shares outstanding:
Class A	1,141
Class B	474
Class C	5,210
Class Y	450
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations

IVY INTERNATIONAL GROWTH FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $136)	$1,363
Interest and amortization	27

Total income	1,390

Expenses (Note 2):
Investment management fee	622
Shareholder servicing:
Class A	63
Class B	37
Class C	355
Class Y	13
Distribution fee:
Class A	4
Class B	30
Class C	384
Class Y	19
Service fee:
Class A	23
Class B	10
Class C	128
Accounting and administrative services fees	44
Custodian fees	35
Audit fees	31
Legal fees	15
Other	104

Total expenses	1,917

Net investment loss	(527)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	6,774
Realized net gain on foreign currency transactions	690

Realized net gain on investments	7,464
Unrealized appreciation in value of investments during the period	17,303

Net gain on investments	24,767

Net increase in net assets resulting from operations	$24,240

See Notes to Financial Statements.

Statements of Changes in Net Assets

IVY INTERNATIONAL GROWTH FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(527)	$(499)
Realized net gain (loss) on investments	7,464	(15,735)
Unrealized appreciation (depreciation)	17,303	(2,857)

Net increase (decrease) in net assets resulting from operations	24,240	(19,091)

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	(13,138)	(7,585)

Total increase (decrease)	11,102	(26,676)
NET ASSETS
Beginning of period	64,506	91,182

End of period	$75,608	$64,506

Undistributed net investment income (loss)	$132	$(2)

(1)See "Financial Highlights" on pages 73 - 76.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.57	$9.82	$12.03	$24.33

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.03)	(0.17)	(0.02)
Net realized and unrealized gain (loss) on investments	3.05	(2.22)	(2.01)	(6.46)

Total from investment operations	3.03	(2.25)	(2.18)	(6.48)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.03)	(5.82)

Total distributions	(0.00)	(0.00)	(0.03)	(5.82)

Net asset value, end of period	$10.60	$7.57	$9.82	$12.03

Total return(2)	40.03%	-22.91%	-18.12%	-29.73%
Net assets, end of period (in millions)	$12	$5	$7	$5
Ratio of expenses to average net assets	2.01%	2.10%	1.89%	1.72	%(3)
Ratio of net investment loss to average net assets	-0.23%	-0.10%	-0.49%	-0.31	%(3)
Portfolio turnover rate	176%	108%	134%	103	%(4)

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-10-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.35	$9.65	$11.94	$24.59

Income (loss) from investment operations:
Net investment loss	(0.12)	(0.11)	(0.19)	(0.09)
Net realized and unrealized
gain (loss) on investments	2.96	(2.19)	(2.07)	(6.74)

Total from investment operations	2.84	(2.30)	(2.26)	(6.83)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.03)	(5.82)

Total distributions	(0.00)	(0.00)	(0.03)	(5.82)

Net asset value, end of period	$10.19	$7.35	$9.65	$11.94

Total return	38.64%	-23.83%	-18.93%	-30.89%
Net assets, end of period (in millions)	$5	$2	$2	$2
Ratio of expenses to average net assets	3.02	3.24%	2.89%	2.61	%(2)
Ratio of net investment loss to average net assets	-1.46	-1.22%	-1.42%	-1.30	%(2)
Portfolio turnover rate	176%	108%	134%	103	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL GROWTH FUND
Class C Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$7.40	$9.69	$11.96	$28.58	$15.58

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.08)	(0.11)	(0.17)	(0.34)
Net realized and unrealized gain (loss) on investments	2.97	(2.21)	(2.13)	(10.63)	15.14

Total from investment operations	2.87	(2.29)	(2.24)	(10.80)	14.80

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.03)	(5.82)	(1.80)

Total distributions	(0.00)	(0.00)	(0.03)	(5.82)	(1.80)

Net asset value, end of period	$10.27	$7.40	$9.69	$11.96	$28.58

Total return	38.78%	-23.63%	-18.73%	- 40.45%	97.89%
Net assets, end of period (in millions)	$54	$46	$74	$123	$233
Ratio of expenses to average net assets	2.85%	2.93%	2.62%	2.36%	2.37%
Ratio of net investment loss to average net assets	-0.96%	-0.86%	-1.03%	-1.03%	-1.48%
Portfolio turnover rate	176%	108%	134%	103%	126%

(1)See Note 5.

See Notes to Financial Statements.

Financial Highlights

IVY INTERNATIONAL GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$8.17	$10.55	$12.87	$29.86	$16.08

Income (loss) from investment operations:
Net investment income (loss)	0.10	(0.16)	(0.18)	(0.17)	(1.41)
Net realized and unrealized gain (loss) on investments	3.26	(2.22)	(2.11)	(11.00)	16.99

Total from investment operations	3.36	(2.38)	(2.29)	(11.17)	15.58

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.03)	(5.82)	(1.80)

Total distributions	(0.00)	(0.00)	(0.03)	(5.82)	(1.80)

Net asset value, end of period	$11.53	$8.17	$10.55	$12.87	$29.86

Total return	41.13%	-22.56%	-17.79%	-39.91%	99.74%
Net assets, end of period (000 omitted)	$5,191	$11,205	$8,314	$6,594	$5,296
Ratio of expenses to average net assets	1.62%	1.63%	1.52%	1.44%	1.48%
Ratio of net investment income (loss) to average net assets	0.63%	0.39%	-0.11%	-0.02%	-0.80%
Portfolio turnover rate	176%	108%	134%	103%	126%

See Notes to Financial Statements.

Manager's Discussion of
Ivy Large Cap Growth Fund

      March 31, 2004

An interview with Daniel P. Becker, CFA, portfolio manager of Ivy Large Cap Growth Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund showed a strong positive return, but lagged its appropriate benchmark during the past 12 months. The Class A shares of the Fund increased 28.04 percent before the impact of sales load, and increased 20.68 percent after the impact of sales load. This compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 35.13 percent during the period, and the Lipper Large-Cap Growth Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 29.09 percent during the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
Our strategy of high-quality growth generally does not do well coming out of recession into expansion. We believe that much of the performance of 2003 can be attributed to low-quality, financially weak companies that recovered after several years of difficulty. Many of these companies are still, in our view, structurally and financially unsound. Avoidance of these types of companies served us well during the recession, and the Fund was, and will continue to be, unrepresented in what we feel are structurally disadvantaged companies.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The Fund's performance was influenced by the rebound in the general economy and benefited from a large position in cyclical companies, notably technology stocks. As the economy strengthened, the revenues and earnings growth of many of the Fund's cyclical stocks were substantially greater than what we expected earlier in the year. Small positions in many underperforming consumer-staple and financial-services stocks also benefited performance.

What strategies and techniques did you employ that specifically affected the Fund's performance?
As always, we focused on businesses that we felt had sustainable competitive advantages - generally, higher-quality companies with superior profitability and earnings growth rates. Our holdings were, and are, diversified across the growth spectrum in an effort to minimize risk in down markets and capture upside in strong markets. Our philosophy is grounded in the belief that holding a mix of companies with distinct growth characteristics can result in improved returns with reduced downside risk and a smoother, more consistent pattern of returns.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward? The future as always is very uncertain, but we believe the environment now is substantially better than in prior periods. For the first time since the late 1990s, we believe that companies are ready and able to expand their labor force and expand production capacity. In our view, the economy should be able to grow at acceptable rates through the end of 2004.

We feel that the portfolio is structured to benefit from growth in capital spending, a rebound in the labor force and strength in high-quality, structurally advantaged companies. Major industries emphasized include health care devices, technology, business services and capital-market-related financial services stocks.

The opinions expressed in this letter are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Large Cap Growth Fund, Class A Shares(1)	$8,823
S&P 500 Index	$8,195
Lipper Large-Cap Growth Funds Universe Average	$5,991

		Ivy Large Cap Growth Fund, Class A Shares	S&P 500 Index	Lipper Large-Cap Growth Funds Universe Average
JUNE	6/30/00	9,425	10,000	10,000
MARCH 31	2001	9,023	8,043	6,658
MARCH 31	2002	8,766	8,060	6,292
MARCH 31	2003	6,891	6,064	4,641
MARCH 31	2004	8,823	8,195	5,991

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	20.68%	22.32%	26.98%	28.38%
Since inception of Class through 3-31-04(3)	-3.28%	-3.98%	-2.65%	-1.64%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-6-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY LARGE CAP GROWTH FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $151,757,041 invested in a diversified portfolio of:

92.15%	Common Stocks
7.85%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Technology Stocks	$29.96
Health Care Stocks	$28.38
Financial Services Stocks	$12.26
Cash and Cash Equivalents	$7.85
Consumer Services Stocks	$5.30
Business Equipment and Services Stocks	$4.43
Consumer Nondurables Stocks	$3.65
Consumer Durables Stocks	$3.10
Energy Stocks	$2.77
Retail Stocks	$2.30

The Investments of Ivy Large Cap Growth Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Apparel - 1.39%
Coach, Inc.*	50	$2,050
NIKE, Inc., Class B	27,100	2,110,277

		2,112,327

Beverages - 0.92%
PepsiCo, Inc.	25,800	1,389,330

Business Equipment and Services - 2.55%
Manpower Inc.	83,200	3,868,800

Communications Equipment - 1.88%
Cisco Systems, Inc.	121,268	2,854,042

Computers - Peripherals - 16.23%
EMC Corporation*	408,861	5,564,598
Electronic Arts Inc.*	82,900	4,464,994
SAP Aktiengesellschaft, ADR	214,450	8,430,029
Symantec Corporation*	47,000	2,174,925
VERITAS Software Corporation*	148,000	3,990,080

		24,624,626

Consumer Electronics - 3.01%
Garmin Ltd.	30	1,281
Harman International Industries, Incorporated	57,360	4,565,856

		4,567,137

Electronic Components - 9.98%
Analog Devices, Inc.	126,453	6,071,009
Intel Corporation	50	1,359
Linear Technology Corporation	37	1,370
Maxim Integrated Products, Inc.	75,172	3,533,836
Microchip Technology Incorporated	208,700	5,531,594
Xilinx, Inc.*	50	1,893

		15,141,061

Electronic Instruments - 1.87%
Applied Materials, Inc.*	132,600	2,832,999

Finance Companies - 2.76%
SLM Corporation	100,050	4,187,092

Health Care - Drugs - 16.06%
Amgen Inc.*	65,550	3,811,405
Eli Lilly and Company	14,400	963,360
Forest Laboratories, Inc.*	95,800	6,861,196
Genentech, Inc.*	27,000	2,857,140
Pfizer Inc.	170,400	5,972,520
Teva Pharmaceutical Industries Limited, ADR	61,700	3,909,929

		24,375,550

Health Care - General - 8.30%
Boston Scientific Corporation	157,600	6,679,088
Zimmer Holdings, Inc.*	80,150	5,913,467

		12,592,555

Hospital Supply and Management - 4.02%
Guidant Corporation	62,900	3,985,973
Medtronic, Inc.	44,150	2,108,162

		6,094,135

Hotels and Gaming - 5.30%
International Game Technology	179,000	8,047,840

Household - General Products - 1.34%
Procter & Gamble Company (The)	19,400	2,034,672

Motor Vehicles - 0.09%
Harley-Davidson, Inc.	2,450	130,683

Multiple Industry - 0.00%
Research In Motion Limited*	80	7,466

Petroleum - Services - 2.77%
Smith International, Inc.*	78,700	4,211,237

Restaurants - 0.00%
Wendy's International, Inc.	10	407

Retail - General Merchandise - 1.20%
Costco Wholesale Corporation*	48,400	1,817,420
Dollar General Corporation	50	960

		1,818,380

Retail - Specialty Stores - 1.10%
Home Depot, Inc. (The)	44,700	1,669,992

Security and Commodity Brokers - 9.50%
Chicago Mercantile Exchange Holdings Inc.	37,350	3,613,239
Goldman Sachs Group, Inc. (The)	56,600	5,906,210
Legg Mason, Inc.	30,550	2,834,429
T. Rowe Price Group, Inc.	38,500	2,069,952

		14,423,830

Timesharing and Software - 1.88%
Paychex, Inc.	80,200	2,854,318

TOTAL COMMON STOCKS - 92.15%		$139,838,479

(Cost: $121,992,388)

TOTAL SHORT-TERM SECURITIES - 3.92%		$5,953,571

(Cost: $5,953,571)

TOTAL INVESTMENT SECURITIES - 96.07%		$145,792,050

(Cost: $127,945,959)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.93%		5,964,991

NET ASSETS - 100.00%		$151,757,041

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY LARGE CAP GROWTH FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $127,946) (Notes 1 and 3)	$145,792
Receivables:
Investment securities sold	15,018
Fund shares sold	207
Dividends and interest	56

Total assets	161,073

LIABILITIES
Payable for investment securities purchased	9,053
Payable to Fund shareholders	197
Accrued shareholder servicing (Note 2)	33
Accrued accounting and administrative services fees (Note 2)	6
Accrued management fee (Note 2)	3
Accrued distribution and service fees (Note 2)	1
Other	23

Total liabilities	9,316

Total net assets	$151,757

NET ASSETS
$0.01 par value capital stock:
Capital stock	$164
Additional paid-in capital	161,565
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(5)
Accumulated undistributed net realized loss
on investment transactions	(27,813)
Net unrealized appreciation in value of investments	17,846

Net assets applicable to outstanding units of capital	$151,757

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.27
Class B	$8.83
Class C	$8.99
Class Y	$9.32
Capital shares outstanding:
Class A	8,150
Class B	612
Class C	1,257
Class Y	6,380
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations

IVY LARGE CAP GROWTH FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $3)	$475
Interest and amortization	50

Total income	525

Expenses (Note 2):
Investment management fee	564
Shareholder servicing:
Class A	143
Class B	29
Class C	36
Class Y	43
Distribution fee:
Class A	13
Class B	27
Class C	60
Class Y	71
Service fee:
Class A	89
Class B	9
Class C	20
Accounting and administrative services fees	44
Audit fees	19
Legal fees	19
Custodian fees	10
Other	86

Total expenses	1,282

Net investment loss	(757)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(238)
Unrealized appreciation in value of investments during the period	12,605

Net gain on investments	12,367

Net increase in net assets resulting from operations	$11,610

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY LARGE CAP GROWTH FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(757)	$(135)
Realized net loss on investments	(238)	(3,465)
Unrealized appreciation	12,605	(2,633)

Net increase (decrease) in net assets resulting from operations	11,610	(6,233)

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	112,338	4,829

Total increase (decrease)	123,948	(1,404)
NET ASSETS
Beginning of period	27,809	29,213

End of period	$151,757	$27,809

Undistributed net investment income (loss)	$(5)	$- *

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 87 - 90.

See Notes to Financial Statements.

Financial Highlights

IVY LARGE CAP GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 6-30-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.24	$9.21	$9.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)	(0.04)	0.05
Net realized and unrealized gain (loss) on investments	2.07	(1.94)	(0.23)	(0.45)

Total from investment operations	2.03	(1.97)	(0.27)	(0.40)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.06)
Capital gains	(0.00)	(0.00)	(0.00)	(0.06)

Total distributions	(0.00)	(0.00)	(0.00)	(0.12)

Net asset value, end of period	$9.27	$7.24	$9.21	$9.48

Total return(2)	28.04%	-21.39%	-2.85%	-4.27%
Net assets, end of period (in millions)	$76	$21	$20	$19
Ratio of expenses to average net assets including voluntary expense waiver	1.55%	1.28%	1.58%	1.13	%(3)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.89%	-0.23%	-0.38%	0.89	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	1.66%	1.69%	1.34	%(3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (4)	-0.61%	-0.49%	0.68	%(3)
Portfolio turnover rate	162%	72%	99%	75%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights

IVY LARGE CAP GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period

	For the fiscal year ended March 31,			For the period from 7-6-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$6.99	$9.05	$9.44	$10.02

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.14)	(0.16)	(0.03)
Net realized and unrealized gain (loss) on investments	1.97	(1.92)	(0.23)	(0.49)

Total from investment operations	1.84	(2.06)	(0.39)	(0.52)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.06)

Total distributions	(0.00)	(0.00)	(0.00)	(0.06)

Net asset value, end of period	$8.83	$6.99	$9.05	$9.44

Total return	26.32%	-22.76%	- 4.13%	-5.32%
Net assets, end of period (in millions)	$5	$2	$2	$2
Ratio of expenses to average net assets including voluntary expense waiver	2.85%	2.93%	2.98%	2.53	%(2)
Ratio of net investment loss to average net assets including voluntary expense waiver	-2.16%	-1.87%	-1.79%	-0.60	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	3.31%	3.19%	3.00	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	- (3)	-2.25%	-2.00%	-1.07	%(2)
Portfolio turnover rate	162%	72%	99%	75%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights

IVY LARGE CAP GROWTH FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.08	$9.10	$9.45	$10.00

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.10)	(0.12)	(0.00)
Net realized and unrealized gain (loss) on investments	2.02	(1.92)	(0.23)	(0.48)

Total from investment operations	1.91	(2.02)	(0.35)	(0.48)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.06)

Total distributions	(0.00)	(0.00)	(0.00)	(0.07)

Net asset value, end of period	$8.99	$7.08	$9.10	$9.45

Total return	26.98%	-22.28%	-3.60%	-4.93%
Net assets, end of period (in millions)	$11	$4	$7	$7
Ratio of expenses to average net assets including voluntary expense waiver	2.44%	2.26%	2.51%	2.06	%(2)
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.75%	-1.20%	-1.31%	-0.08	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	2.64%	2.68%	2.44	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	- (3)	-1.58%	-1.48%	-0.46	%(2)
Portfolio turnover rate	162%	72%	99%	75%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights

IVY LARGE CAP GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-6-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$7.26	$9.22	$9.48	$10.02

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.30)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	2.09	(1.66)	(0.25)	(0.50)

Total from investment operations	2.06	(1.96)	(0.26)	(0.41)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.07)
Capital gains	(0.00)	(0.00)	(0.00)	(0.06)

Total distributions	(0.00)	(0.00)	(0.00)	(0.13)

Net asset value, end of period	$9.32	$7.26	$9.22	$9.48

Total return	28.38%	-21.26%	-2.74%	-4.38%
Net assets, end of period (000 omitted)	$59,483	$892	$768	$279
Ratio of expenses to average net assets including voluntary expense waiver	1.26%	1.05%	1.36%	1.13	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.64%	0.00%	-0.20%	1.11	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	1.43%	1.45%	1.34	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (3)	-0.38%	-0.29%	0.90	%(2)
Portfolio turnover rate	162%	72%	99%	75%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Limited-Term Bond Fund

      March 31, 2004

An interview with W. Patrick Sterner, CFA, portfolio manager of Ivy Limited-Term Bond Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund underperformed its benchmark during the fiscal year, with Class C shares of the Fund showing a positive return of 2.23 percent. In comparison, the Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (reflecting the performance of securities generally representing the limited-term sector of the bond market) increased 4.06 percent for the fiscal year, while the Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) returned 3.79 percent.

Why did the Fund lag its benchmark index during the fiscal year?
Returns were negatively impacted by the short maturity of the Fund. Although interest rates moved in a wide range over the year, yields finished at about the same level as they started. The short maturity of the Fund did not allow it to take advantage of higher rates available further out on the yield curve. In addition, our corporate bond exposure was concentrated in the one- to four-year maturity range, and although shorter maturities performed well, the longer end of the corporate sector outperformed them by a wide margin. Exposure to mortgage-backed securities also hurt performance as higher volatility in the market caused mortgages to underperform.

However, there were several factors that contributed positively to the Fund's performance over the fiscal year. The most important was an overweighting in corporate bonds, the best-performing sector of the fixed income market last year. Exposure to electric utilities, railroads, and waste disposal companies within the corporate sector helped enhance overall return.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Fiscal stimulus and an accommodative Federal Reserve Board helped provide the catalyst for a strengthening economy and an improvement in corporate-credit fundamentals. This improvement was reflected in the market as credit spreads tightened dramatically. The tightening was most pronounced in lower-rated securities. For the year, Baa rated bonds outperformed A significantly. The Fund held over 25 percent of its portfolio in Baa securities, but their short maturity held back relative performance.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include Treasuries, agencies, corporate bonds and mortgage-backed securities. Based on our determination that intermediate-maturity corporate bonds offered good value, we emphasized the sector, which helped overall performance.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward? We expect interest rates to move higher over the next year as the economy continues to expand and job growth begins to exhibit sustainability. We believe the Federal Reserve should start to raise rates gradually this summer. In our view, a one percent Federal Funds rate is appropriate for an emergency situation, not for the economic conditions we are currently experiencing. With this backdrop, we intend to continue to remain short duration while emphasizing short-maturity corporate bonds and mortgage-backed securities with limited extension risk.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Limited-Term Bond Fund, Class C Shares(1)	$15,869
Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index	$18,909
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	$17,758

		Ivy Limited-Term Bond Fund, Class C Shares	Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index	Lipper Short-Intermediate Investment Grade Debt Funds Universe Average
MARCH 31	1994	10,000	10,000	10,000
MARCH 31	1995	10,273	10,435	10,342
MARCH 31	1996	11,033	11,334	11,251
MARCH 31	1997	11,421	11,919	11,786
MARCH 31	1998	12,238	12,915	12,806
MARCH 31	1999	12,807	13,751	13,494
MARCH 31	2000	12,901	14,163	13,765
MARCH 31	2001	14,124	15,733	15,209
MARCH 31	2002	14,753	16,614	15,817
MARCH 31	2003	15,523	18,171	17,110
MARCH 31	2004	15,869	18,909	17,758

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C(3)	Class Y
1-year period ended 3-31-04	-1.26%	-1.82%	2.23%	3.18%
5-year period ended 3-31-04	-	-	4.38%	5.35%
10-year period ended 3-31-04	-	-	4.73%	-
Since inception of Class through 3-31-04(4)	4.73%	4.47%	-	5.33%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B Shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)8-17-00 for Class A shares, 7-3-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY LIMITED-TERM BOND FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $64,189,824 invested in a diversified portfolio of:

95.93%	Bonds
4.07%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Corporate Bonds	$59.79
United States Government Agencies Securities	$26.02
United States Government Treasury Securities	$10.12
Cash and Cash Equivalents	$4.07

The Investments of Ivy Limited-Term Bond Fund

March 31, 2004
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 3.15%
Raytheon Company,
6.75%, 8-15-07	$1,800	$2,023,607

Banks - 2.34%
First Union Corporation,
6.875%, 9-15-05	1,397	1,505,527

Business Equipment and Services - 3.55%
USA Waste Services, Inc.,
7.125%, 10-1-07	2,000	2,276,886

Capital Equipment - 1.34%
John Deere Capital Corporation,
5.125%, 10-19-06	800	857,821

Finance Companies - 3.76%
General Motors Acceptance Corporation,
6.625%, 10-15-05	1,500	1,591,629
Grand Metropolitan Investment Corp.,
7.125%, 9-15-04	800	820,900

		2,412,529

Food and Related - 1.14%
Kellogg Company,
4.875%, 10-15-05	700	733,592

Insurance - Property and Casualty - 1.45%
American General Finance Corporation,
6.75%, 11-15-04	900	929,569

Leisure Time Industry - 3.32%
Walt Disney Company (The),
4.5%, 9-15-04	2,100	2,130,553

Multiple Industry - 14.12%
Ford Motor Credit Company,
6.7%, 7-16-04	1,600	1,623,254
General Electric Capital Corporation,
2.85%, 1-30-06	2,000	2,036,648
Honeywell International Inc.,
6.875%, 10-3-05	1,100	1,183,747
Household Finance Corporation,
6.5%, 1-24-06	950	1,027,090
Kansas City Power & Light Company,
7.125%, 12-15-05	950	1,030,041
National Rural Utilities Cooperative
Finance Corporation,
6.0%, 5-15-06	2,000	2,161,750

		9,062,530

Petroleum - Domestic - 3.41%
Anadarko Petroleum Corporation,
5.375%, 3-1-07	2,025	2,186,759

Petroleum - International - 0.13%
Chevron Corporation Profit Sharing/Savings Plan Trust Fund,
8.11%, 12-1-04	83	86,964

Railroad - 6.84%
Norfolk Southern Corporation,
7.35%, 5-15-07	1,850	2,107,751
Union Pacific Corporation:
7.6%, 5-1-05	1,595	1,696,512
6.7%, 12-1-06	525	586,937

		4,391,200

Retail - Food Stores - 2.55%
Safeway Inc.,
7.25%, 9-15-04	1,600	1,639,274

Security and Commodity Brokers - 2.55%
CIT Group Holdings, Inc. (The),
6.625%, 6-15-05	600	634,682
Salomon Smith Barney Holdings Inc.,
6.25%, 6-15-05	950	1,004,944

		1,639,626

Utilities - Electric - 6.60%
Dominion Resources, Inc.,
7.625%, 7-15-05	2,200	2,360,576
PacifiCorp,
6.75%, 4-1-05	1,000	1,048,190
Wisconsin Energy Corporation,
5.875%, 4-1-06	770	825,861

		4,234,627

Utilities - Telephone - 3.54%
GTE Corporation,
6.36%, 4-15-06	2,100	2,271,873

TOTAL CORPORATE DEBT SECURITIES - 59.79%		$38,382,937

(Cost: $37,233,215)

UNITED STATES GOVERNMENT SECURITIES	Principal Amount in Thousands

Mortgage-Backed Obligations - 26.02%
Federal Home Loan Mortgage Corporation Fixed
Rate Participation Certificates:
4.5%, 5-1-10	$1,286	1,319,304
5.5%, 2-1-16	136	141,587
3.5%, 12-15-16	1,567	1,568,067
5.5%, 1-1-17	401	418,410
5.5%, 5-1-17	375	390,888
4.5%, 4-1-18	1,744	1,769,209
Federal National Mortgage Association Fixed Rate
Pass-Through Certificates:
8.0%, 2-1-08	10	10,554
6.5%, 12-1-10	64	67,850
6.0%, 1-1-11	70	73,935
6.5%, 2-1-11	97	103,378
7.0%, 5-1-11	44	46,649
7.0%, 7-1-11	46	48,805
7.0%, 9-1-12	37	39,670
6.0%, 11-1-13	103	108,755
7.0%, 9-1-14	77	82,830
7.0%, 10-1-14	84	90,045
6.0%, 6-1-16	83	87,069
6.5%, 6-1-16	157	167,147
5.5%, 2-1-17	1,043	1,087,459
5.0%, 11-1-17	1,141	1,173,730
5.5%, 1-1-18	1,289	1,344,644
7.0%, 4-1-26	42	44,715
Government National Mortgage Association Fixed
Rate Pass-Through Certificates:
6.5%, 1-15-14	109	116,790
6.0%, 5-15-14	346	367,233
5.5%, 1-15-17	530	555,805
6.0%, 1-15-17	378	400,648
5.5%, 7-15-17	1,155	1,212,272
5.0%, 12-15-17	1,594	1,649,641
4.0%, 9-15-18	1,888	1,882,629
7.0%, 10-15-28	132	141,247
7.0%, 4-15-29	68	71,991
7.0%, 7-15-29	113	120,794

		16,703,750

Treasury Obligations - 10.12%
United States Treasury Bond,
4.75%, 11-15-08	2,000	2,181,328
United States Treasury Notes:
5.0%, 8-15-11	2,000	2,203,828
4.375%, 8-15-12	2,000	2,107,968

		6,493,124

TOTAL UNITED STATES GOVERNMENT SECURITIES - 36.14%		$23,196,874

(Cost: $22,620,740)

TOTAL SHORT-TERM SECURITIES - 3.01%		$1,932,000

(Cost: $1,932,000)

TOTAL INVESTMENT SECURITIES - 98.94%		$63,511,811

(Cost: $61,785,955)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.06%		678,013

NET ASSETS - 100.00%		$64,189,824

Notes to Schedule of Investments
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY LIMITED-TERM BOND FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $61,786) (Notes 1 and 3)	$63,512
Cash	1
Receivables:
Interest	788
Fund shares sold	181
Prepaid and other assets	15

Total assets	64,497

LIABILITIES
Payable to Fund shareholders	272
Accrued shareholder servicing (Note 2)	14
Dividends payable	12
Accrued accounting and administrative services fees (Note 2)	4
Accrued distribution and service fees (Note 2)	1
Accrued management fee (Note 2)	1
Other	3

Total liabilities	307

Total net assets	$64,190

NET ASSETS
$0.01 par value capital stock:
Capital stock	$61
Additional paid-in capital	62,908
Accumulated undistributed income (loss):
Accumulated undistributed net realized loss on investment transactions	(505)
Net unrealized appreciation in value of investments	1,726

Net assets applicable to outstanding units of capital	$64,190

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.48
Class B	$10.48
Class C	$10.48
Class Y	$10.48
Capital shares outstanding:
Class A	3,337
Class B	555
Class C	2,060
Class Y	174
Capital shares authorized	200,000

See Notes to Financial Statements.

Statement of Operations

IVY LIMITED-TERM BOND FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT INCOME
Interest and amortization (Note 1B):	$2,907

Expenses (Note 2):
Investment management fee	367
Distribution fee:
Class A	11
Class B	44
Class C	194
Class Y	4
Shareholder servicing:
Class A	85
Class B	22
Class C	80
Class Y	3
Service fee:
Class A	89
Class B	15
Class C	64
Accounting and administrative services fees	43
Audit fees	17
Legal fees	9
Custodian fees	7
Other	88

Total expenses	1,142

Net investment income	1,765

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	249
Unrealized depreciation in value of investments during the period	(87)

Net gain on investments	162

Net increase in net assets resulting from operations	$1,927

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY LIMITED-TERM BOND FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,765	$1,555
Realized net gain (loss) on investments	249	(440)
Unrealized appreciation (depreciation)	(87)	1,641

Net increase in net assets resulting from operations	1,927	2,756

Distributions to shareholders from
net investment income (Note 1F):(1)
Class A	(1,111)	(755)
Class B	(110)	(84)
Class C	(493)	(671)
Class Y	(51)	(45)

	(1,765)	(1,555)

Capital share transactions (Note 5)	(13,816)	47,724

Total increase (decrease)	(13,654)	48,925
NET ASSETS
Beginning of period	77,844	28,919

End of period	$64,190	$77,844

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 102 - 105.

See Notes to Financial Statements.

Financial Highlights

IVY LIMITED-TERM BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 8-17-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$10.45	$10.20	$10.17	$9.84

Income from investment operations:
Net investment income	0.29	0.36	0.51	0.36
Net realized and unrealized gain on investments	0.03	0.25	0.03	0.33

Total from investment operations	0.32	0.61	0.54	0.69

Less distributions from:
Net investment income	(0.29)	(0.36)	(0.51)	(0.36)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.29)	(0.36)	(0.51)	(0.36)

Net asset value, end of period	$10.48	$10.45	$10.20	$10.17

Total return(2)	3.13%	6.15%	5.42%	7.01%
Net assets, end of period (in thousands)	$34,970	$39,765	$6,124	$494
Ratio of expenses to average net assets including voluntary expense waiver	1.18%	1.09%	1.04%	0.85	%(3)
Ratio of net investment income to average net assets including voluntary expense waiver	2.79%	3.32%	4.76%	5.83	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	- (4)	1.19%	1.09	%(3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (4)	- (4)	4.61%	5.59	%(3)
Portfolio turnover rate	30%	49%	33%	16	%(5)

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(5)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY LIMITED-TERM BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$10.45	$10.20	$10.17	$9.80

Income from investment operations:
Net investment income	0.19	0.27	0.42	0.36
Net realized and unrealized gain on investments	0.03	0.25	0.03	0.37

Total from investment operations	0.22	0.52	0.45	0.73

Less distributions from:
Net investment income	(0.19)	(0.27)	(0.42)	(0.36)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.19)	(0.27)	(0.42)	(0.36)

Net asset value, end of period	$10.48	$10.45	$10.20	$10.17

Total return	2.18%	5.18%	4.52%	7.54%
Net assets, end of period (in thousands)	$5,812	$5,471	$1,419	$425
Ratio of expenses to average net assets including voluntary expense waiver	2.11%	2.01%	1.88%	1.81	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.86%	2.47%	4.02%	4.91	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	2.15%	2.33	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	3.76%	4.39	%(2)
Portfolio turnover rate	30%	49%	33%	16	%(4)

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY LIMITED-TERM BOND FUND
Class C Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$10.45	$10.20	$10.17	$9.76	$10.16

Income (loss) from investment operations:
Net investment income	0.20	0.27	0.42	0.48	0.47
Net realized and unrealized gain (loss) on investments	0.03	0.25	0.03	0.41	(0.40)

Total from investment operations	0.23	0.52	0.45	0.89	0.07

Less distributions from:
Net investment income	(0.20)	(0.27)	(0.42)	(0.48)	(0.47)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.20)	(0.27)	(0.42)	(0.48)	(0.47)

Net asset value, end of period	$10.48	$10.45	$10.20	$10.17	$9.76

Total return	2.23%	5.22%	4.46%	9.48%	0.73%
Net assets, end of period (in millions)	$22	$30	$20	$18	$19
Ratio of expenses to average net assets including voluntary expense waiver	2.05%	1.98%	1.94%	1.82%	1.81%
Ratio of net investment income to average net assets including voluntary expense waiver	1.92%	2.59%	4.04%	4.97%	4.75%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (2)	- (2)	2.21%	2.34%	2.19%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (2)	- (2)	3.77%	4.44%	4.37%
Portfolio turnover rate	30%	49%	33%	16%	37%

(1)See Note 5.
(2)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights

IVY LIMITED-TERM BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$10.45	$10.20	$10.17	$9.76	$10.16

Income (loss) from investment operations:
Net investment income	0.29	0.36	0.51	0.59	0.57
Net realized and unrealized gain (loss) on investments	0.03	0.25	0.03	0.41	(0.40)

Total from investment operations	0.32	0.61	0.54	1.00	0.17

Less distributions from:
Net investment income	(0.29)	(0.36)	(0.51)	(0.59)	(0.57)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.29)	(0.36)	(0.51)	(0.59)	(0.57)

Net asset value, end of period	$10.48	$10.45	$10.20	$10.17	$9.76

Total return	3.18%	6.14%	5.41%	10.56%	1.69%
Net assets, end of period (in thousands)	$1,820	$2,149	$906	$1,836	$1,229
Ratio of expenses to average net assets including voluntary expense waiver	1.13%	1.09%	1.04%	0.83%	0.69%
Ratio of net investment income to average net assets including voluntary expense waiver	2.83%	3.42%	4.97%	5.95%	6.03%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (1)	- (1)	1.18%	1.07%	0.84%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (1)	- (1)	4.83%	5.71%	5.88%
Portfolio turnover rate	30%	49%	33%	16%	37%

(1)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Manager's Discussion of Ivy Mid Cap Growth Fund

      March 31, 2004

An interview with Kimberly A. Scott, CFA, portfolio manager of Ivy Mid Cap Growth Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund did well on an absolute basis, but underperformed its benchmark index for the fiscal year. The Fund's Class A shares increased 36.28 percent before the impact of sales load and, with the sales load impact, increased 28.45 percent. This compares with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which increased 49.65 percent during the same period, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 43.45 percent for the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
The Fund lagged its benchmark primarily because of its cash position, which decreased throughout the year but was excessive in light of the strong equity market. A number of underperforming stocks in both the technology and health care sectors also hurt performance. While most of the Fund's names in those sectors had strong positive returns, many of them were still not strong enough to meet or beat the very high average returns of each of those sectors, especially technology. That is an area in which many lower quality companies with low share prices posted extremely high (often triple-digit) returns last year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Mid-cap growth stocks posted steady gains throughout the 12 months ended in March 2004. The index lifted off its low point in mid-March of last year and continued upward, with only slight setbacks along the way, to end the 12 months with an impressive gain. The substantial gains were fueled by a strong recovery in corporate profits, developing strength in economies around the globe and investor relief that the initial phase of the war in Iraq proceeded quickly and successfully. All sectors of the Mid Cap Growth Index posted gains for the year, with technology, consumer discretionary and utilities outperforming the average. Energy was the laggard.

What strategies and techniques did you employ that specifically affected the Fund's performance?
As mentioned above, the Fund's performance was hurt by its cash position. It was also negatively affected by overweight positions in the health care and energy sectors. Our producer durables stocks lagged as well, largely because of a lack of exposure to electronics equipment manufacturers and homebuilders. However, the Fund's consumer staples and financial services sectors outperformed those of the Russell Mid-Cap Growth Index. Our consumer discretionary names generally performed in-line with the index, but several of these names were standout positive performers.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Areas of emphasis for the Fund last year relative to the benchmark included health care, energy and financial services. We intend to continue to emphasize health care, as we like the long-term and consistent growth characteristics of this sector, and its selection of higher-quality names. In particular, we like the specialty pharmaceutical names with rich research and development (R&D) pipelines. We believe that this R&D can have a strong positive impact on the revenue and earnings growth of such companies, given their still modest size. We think that large-capitalization pharmaceutical stock money will flow toward the specialty pharmaceutical names as those investors look beyond their traditional universe for money-making opportunities. We are still overweight in energy, although less so than last year, and will likely maintain the overweight given the positive supply/demand characteristics of the industry. We have been overweight in financial services, but will likely become more selective and less exposed there in the future. We continue to be positive about the technology sector, but are unlikely to overweight this group given the valuation extremes of many of the representative names. We also like many consumer discretionary investments, but are less enthusiastic than last year. We think higher yielding consumer staples and even producer durables names may afford opportunities to invest funds that we take out of that sector. Generally, we believe that investors will prefer higher-quality companies that have the potential to produce consistent revenue and earnings growth as we transition to the more moderate growth phase of the economic cycle.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Mid Cap Growth Fund, Class A Shares(1)	$8,901
Russell Mid-Cap Growth Index	$6,824
Lipper Mid-Cap Growth Funds Universe Average	$6,887

		Ivy Mid Cap Growth Fund, Class A Shares	Russell Mid-Cap Growth Index	Lipper Mid-Cap Growth Funds Universe Average
JUNE	6/30/00	9,425	10,000	10,000
MARCH 31	2001	8,871	5,899	6,686
MARCH 31	2002	8,723	6,170	6,629
MARCH 31	2003	6,531	4,560	4,801
MARCH 31	2004	8,901	6,824	6,887

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y
1-year period ended 3-31-04	28.45%	30.82%	35.06%	36.28%
Since inception of Class through 3-31-04(3)	-3.05%	-3.59%	-2.44%	-1.98%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)6-30-00 for Class A shares, 7-6-00 for Class B shares, 7-3-00 for Class C shares and 7-10-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY MID CAP GROWTH FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $72,629,623 invested in a diversified portfolio of:

93.06%	Common Stocks
6.02%	Cash and Cash Equivalents
0.92%	Preferred Stock

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Health Care Stocks	$21.83
Technology Stocks	$21.47
Business Equipment and Services Stocks	$16.01
Financial Services Stocks	$8.73
Cash and Cash Equivalents	$6.02
Consumer Nondurables Stocks	$5.88
Consumer Services Stocks	$5.14
Energy Stocks	$4.50
Capital Goods Stocks	$4.45
Miscellaneous Stocks	$3.42
Retail Stocks	$1.63
Preferred Stock	$0.92

The Investments of Ivy Mid Cap Growth Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Aircraft - 1.11%
L-3 Communications Holdings, Inc.	13,500	$802,980

Banks - 4.13%
Charter One Financial, Inc.	39,152	1,384,415
Synovus Financial Corp.	65,950	1,612,477

		2,996,892

Beverages - 1.80%
Coca-Cola Enterprises Inc.	54,200	1,310,014

Broadcasting - 1.42%
Cox Radio, Inc., Class A	48,400	1,030,920

Business Equipment and Services - 6.49%
Arbitron Inc.*	7,550	303,963
Cintas Corporation	25,400	1,101,979
Lamar Advertising Company*	47,350	1,902,996
Stericycle, Inc.*	29,400	1,404,585

		4,713,523

Capital Equipment - 1.58%
IDEX Corporation	26,450	1,150,046

Chemicals - Petroleum and Inorganic - 0.69%
Goodrich Corporation	17,800	499,646

Communications Equipment - 1.84%
Juniper Networks, Inc.*	20,800	541,112
McData Corporation, Class A*	67,000	470,005
UTStarcom, Inc.*	11,200	322,336

		1,333,453

Computers - Micro - 2.28%
Apple Computer, Inc.*	61,350	1,658,904

Computers - Peripherals - 5.83%
EMC Corporation*	87,000	1,184,070
Electronic Arts Inc.*	19,500	1,050,270
Mercury Interactive Corporation*	24,350	1,089,175
Siebel Systems, Inc.*	79,200	912,384

		4,235,899

Cosmetics and Toiletries - 2.74%
Estee Lauder Companies Inc. (The), Class A	44,900	1,990,866

Electronic Components - 7.17%
Altera Corporation*	16,850	344,667
Analog Devices, Inc.	15,400	739,354
Intersil Corporation, Class A	41,150	917,234
Microchip Technology Incorporated	38,300	1,015,142
Network Appliance, Inc.*	85,050	1,823,897
Semtech Corporation*	16,050	367,304

		5,207,598

Electronic Instruments - 3.24%
Lam Research Corporation*	35,850	902,165
Molex Incorporated	5,250	159,443
Molex Incorporated, Class A	49,450	1,288,172

		2,349,780

Food and Related - 1.34%
Hershey Foods Corporation	11,750	973,488

Furniture and Furnishings - 0.44%
Ethan Allen Interiors Inc.	7,800	321,828

Health Care - Drugs - 10.91%
Advancis Pharmaceutical Corporation*	75,000	687,000
Allergan, Inc.	18,700	1,573,792
Cephalon, Inc.*	19,350	1,108,465
Forest Laboratories, Inc.*	25,050	1,794,081
Gilead Sciences, Inc.*	17,200	957,180
ICOS Corporation*	19,900	736,300
Neurocrine Biosciences, Inc.*	11,100	656,454
Salix Pharmaceuticals, Ltd.*	14,280	414,406

		7,927,678

Health Care - General - 5.94%
Biomet, Inc.	53,125	2,034,422
Kyphon Inc.*	28,200	673,557
Schein (Henry), Inc.*	22,500	1,606,725

		4,314,704

Hospital Supply and Management - 4.98%
Bard (C. R.), Inc.	21,900	2,138,316
Laboratory Corporation of America Holdings*	37,650	1,477,762

		3,616,078

Hotels and Gaming - 1.22%
Starwood Hotels & Resorts Worldwide, Inc.	21,850	884,925

Metal Fabrication - 2.87%
Fastenal Company	38,900	2,085,818

Multiple Industry - 0.96%
AXIS Capital Holdings Limited	23,500	694,425

Petroleum - Domestic - 0.73%
Patterson-UTI Energy, Inc.*	15,050	530,136

Petroleum - International - 2.86%
Burlington Resources Inc.	20,850	1,326,685
Noble Energy, Inc.	15,950	751,245

		2,077,930

Petroleum - Services - 0.91%
Smith International, Inc.*	12,300	658,173

Publishing - 2.50%
Getty Images, Inc.*	33,600	1,813,728

Restaurants - 1.17%
Starbucks Corporation*	22,550	852,052

Retail - Food Stores - 0.46%
Rite Aid Corporation*	61,100	332,384

Security and Commodity Brokers - 4.60%
Ameritrade Holding Corporation*	24,650	379,487
Charles Schwab Corporation (The)	132,050	1,533,100
Chicago Mercantile Exchange Holdings Inc.	14,800	1,431,752

		3,344,339

Timesharing and Software - 9.52%
Alliance Data Systems Corporation*	55,400	1,858,670
eBay Inc.* (A)	36,150	2,505,195
Fiserv, Inc.*	35,950	1,277,124
Sabre Holdings Corporation	15,980	396,464
Total System Services, Inc.	41,700	878,619

		6,916,072

Trucking and Shipping - 1.33%
C.H. Robinson Worldwide, Inc.	23,300	964,620

TOTAL COMMON STOCKS - 93.06%		$67,588,899

(Cost: $52,468,246)

PREFERRED STOCK - 0.92%

Security and Commodity Brokers
Prudential Financial, Inc. and Prudential Financial Capital Trust I, 6.75% Equity Security Units, Convertible	9,750	$669,045

(Cost: $521,775)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Finance Companies - 2.12%
PACCAR Financial Corp.:
0.98%, 4-1-04	$103	103,000
1.03%, 4-1-04	1,437	1,437,000

		1,540,000

Food and Related - 3.93%
General Mills, Inc.,
1.14%, Master Note	2,853	2,853,000

TOTAL SHORT-TERM SECURITIES - 6.05%		$4,393,000

(Cost: $4,393,000)

TOTAL INVESTMENT SECURITIES - 100.03%		$72,650,944

(Cost: $57,383,021)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.03%)		(21,321)

NET ASSETS - 100.00%		$72,629,623

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months
(A)	Security serves as cover for the following written call option outstanding as of March 31, 2004. (See Note 6 to financial statements):
	Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

	eBay Inc.	107	April/72.5	$19,288	$6,420
	See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
	See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY MID CAP GROWTH FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $57,383) (Notes 1 and 3)	$72,651
Receivables:
Fund shares sold	205
Investment securities sold	182
Dividends and interest	30
Prepaid and other assets	1

Total assets	73,069

LIABILITIES
Payable for investment securities purchased	203
Payable to Fund shareholders	149
Accrued shareholder servicing (Note 2)	28
Due to custodian	27
Outstanding written options at market (Note 6)	6
Accrued accounting and administrative services fees (Note 2)	4
Accrued management fee (Note 2)	2
Accrued distribution and service fees (Note 2)	1
Other	19

Total liabilities	439

Total net assets	$72,630

NET ASSETS
$0.01 par value capital stock:
Capital stock	$81
Additional paid-in capital	106,142
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(2)
Accumulated undistributed net realized loss on investment transactions	(48,872)
Net unrealized appreciation in value of securities	15,268
Net unrealized appreciation in value of written options	13

Net assets applicable to outstanding units of capital	$72,630

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.09
Class B	$8.75
Class C	$8.86
Class Y	$9.09
Capital shares outstanding:
Class A	5,466
Class B	1,328
Class C	1,127
Class Y	150
Capital shares authorized	350,000

See Notes to Financial Statements.

Statement of Operations

IVY MID CAP GROWTH FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends	$292
Interest and amortization	58

Total income	350

Expenses (Note 2):
Investment management fee	464
Shareholder servicing:
Class A	175
Class B	81
Class C	36
Class Y	2
Distribution fee:
Class A	11
Class B	71
Class C	54
Class Y	2
Service fee:
Class A	82
Class B	24
Class C	18
Accounting and administrative services fees	38
Audit fees	23
Legal fees	23
Custodian fees	1
Other	95

Total	1,200
Less expenses in excess of voluntary waiver of investment management fee (Note 2)	(30)

Total expenses	1,170

Net investment loss	(820)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(605)
Realized net loss on written options	(57)
Realized net loss on purchased options	(212)

Realized net loss on investments	(874)

Unrealized appreciation in value of securities during the period	14,255
Unrealized appreciation in value of written options during the period	29

Unrealized appreciation in value of investments during the period	14,284

Net gain on investments	13,410

Net increase in net assets resulting from operations	$12,590

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY MID CAP GROWTH FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(820)	$(145)
Realized net loss on investments	(874)	(2,714)
Unrealized appreciation (depreciation)	14,284	(2,663)

Net increase (decrease) in net assets resulting from operations	12,590	(5,522)

Distributions to shareholders from
net investment income (Note 1F):(1)
Class A	-	(2)
Class B	-	-
Class C	-	-
Class Y	-	(1)

	-	(3)

Capital share transactions (Note 5)	41,350	2,703

Total increase (decrease)	53,940	(2,822)
NET ASSETS
Beginning of period	18,690	21,512

End of period	$72,630	$18,690

Undistributed net investment income (loss)	$(2)	$3

(1)See "Financial Highlights" on pages 117 - 120.

See Notes to Financial Statements.

Financial Highlights

IVY MID CAP GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 6-30-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$6.67	$8.91	$9.11	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.05)	0.02	0.11
Net realized and unrealized gain (loss) on investments	2.50	(2.19)	(0.17)	(0.65)

Total from investment operations	2.42	(2.24)	(0.15)	(0.54)

Less distributions from:
Net investment income	(0.00)	(0.00)*	(0.05)	(0.06)
Capital gains	(0.00)	(0.00)	(0.00)	(0.29)

Total distributions	(0.00)	(0.00)	(0.05)	(0.35)

Net asset value, end of period	$9.09	$6.67	$8.91	$9.11

Total return(2)	36.28%	-25.13%	-1.67%	-5.88%
Net assets, end of period (in millions)	$50	$14	$15	$11
Ratio of expenses to average net assets including voluntary expense waiver	1.84%	1.17%	1.17%	1.01	%(3)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-1.20%	-0.49%	0.34%	1.85	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.89%	2.02%	1.84%	1.65	%(3)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-1.25%	-1.34%	-0.33%	1.21	%(3)
Portfolio turnover rate	24%	36%	39%	110%

*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY MID CAP GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-6-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$6.49	$8.81	$9.07	$10.01

Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.14)	(0.09)	0.02
Net realized and unrealized gain (loss) on investments	2.43	(2.18)	(0.17)	(0.66)

Total from investment operations	2.26	(2.32)	(0.26)	(0.64)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.29)

Total distributions	(0.00)	(0.00)	(0.00)	(0.30)

Net asset value, end of period	$8.75	$6.49	$8.81	$9.07

Total return	34.82%	-26.33%	-2.87%	-6.85%
Net assets, end of period (in millions)	$12	$2	$2	$2
Ratio of expenses to average net assets including voluntary expense waiver	3.04%	2.73%	2.49%	2.40	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-2.37%	-2.05%	-0.95%	0.44	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.09%	3.58%	3.90%	3.93	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-2.43%	-2.90%	-2.37%	-1.09	%(2)
Portfolio turnover rate	24%	36%	39%	110%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY MID CAP GROWTH FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$6.56	$8.85	$9.08	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.10)	(0.05)	0.04
Net realized and unrealized gain (loss) on investments	2.43	(2.19)	(0.18)	(0.66)

Total from investment operations	2.30	(2.29)	(0.23)	(0.62)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.29)

Total distributions	(0.00)	(0.00)	(0.00)	(0.30)

Net asset value, end of period	$8.86	$6.56	$8.85	$9.08

Total return	35.06%	-25.88%	-2.53%	-6.58%
Net assets, end of period (in millions)	$10	$3	$4	$4
Ratio of expenses to average net assets including voluntary expense waiver	2.59%	2.18%	2.10%	1.99	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-1.98%	-1.50%	-0.55%	0.84	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.64%	3.03%	3.30%	3.26	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-2.03%	-2.35%	-1.74%	-0.43	%(2)
Portfolio turnover rate	24%	36%	39%	110%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY MID CAP GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-10-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$6.67	$8.91	$9.11	$10.23

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.01)	0.00	0.11
Net realized and unrealized gain (loss) on investments	2.47	(2.20)	(0.14)	(0.88)

Total from investment operations	2.42	(2.21)	(0.14)	(0.77)

Less distributions from:
Net investment income	(0.00)	(0.03)	(0.06)	(0.06)
Capital gains	(0.00)	(0.00)	(0.00)	(0.29)

Total distributions	(0.00)	(0.03)	(0.06)	(0.35)

Net asset value, end of period	$9.09	$6.67	$8.91	$9.11

Total return	36.28%	-24.86%	-1.52%	-7.97%
Net assets, end of period (in thousands)	$1,363	$329	$438	$184
Ratio of expenses to average net assets including voluntary expense waiver	1.72%	0.86%	0.83%	1.03	%(2)
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	-0.91%	-0.18%	0.50%	1.77	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.77%	1.71%	1.30%	1.68	%(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.96%	-1.03%	0.03%	1.11	%(2)
Portfolio turnover rate	24%	36%	39%	110%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy Money Market Fund

      March 31, 2004

An interview with Mira Stevovich, CFA, portfolio manager of Ivy Money Market Fund

The following discussion and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund was competitive with peer-group money market funds. However, due to declining absolute rates of interest, the overall Fund yield declined. The Fund's fiscal year started with the Federal Funds rate at 1.25 percent and was lowered one time in June, by 1/4 percent. These historically low rates of interest made the environment challenging for all money market funds.

What market conditions or events influenced the Fund's performance during the fiscal year?
The further decline of short-term interest rates affected the overall performance of the Fund. During the first portion of the year, we were operating in a market environment that anticipated lower short-term rates of interest. Market sentiment prior to the June 2003 Federal Reserve meeting had even factored in the possibility of a 1/2 percent rate cut, as opposed to the 1/4 percent lower Federal Funds rate that the Federal Reserve ultimately announced. Nonetheless, we were diligent in our pursuit of the highest-yielding investments within our strict credit-quality constraints. Later in the year, when the economy began to show some signs of improvement, interest rates from six months to a year began to increase. The anticipation of higher rates of interest in the future provided an opportunity to invest in securities with higher yields.

A decline in the supply of short-term securities was another factor in the Fund's return during the past year. As companies contracted their businesses, their need for short term financing decreased, ultimately decreasing the supply of short-term securities issued (commercial paper). Also, many companies funded their operations by issuing longer bonds to take advantage of the low rate environment. This also lessened the need for companies to borrow in the short-term market. As a result, the decreased supply of short-term securities put additional downward pressure on short-term rates. We have just recently begun to see an overall increase in the issuance of commercial paper. This has coincided with improvements in economic activity.

Credit quality played a role in the management and performance of the Fund during the past fiscal year as well. Weakness in the economy has taken a toll on the credit quality of many companies. As a result, we have chosen to extend the overall maturity of the Fund with very select securities of the highest credit quality, based on our strict credit risk constraints. We have remained vigilant in our review of the companies whose securities we purchase as a result of these credit concerns.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We have maintained a defensive posture and have maintained the average maturity of the Fund by carefully selecting what we feel are high-quality securities in which to invest. However, securities issued by the highest-quality companies are issued at premium rates of interest (lowest-yielding securities). This ultimately affects the Fund's yield. To attempt to compensate for this, we tried to make purchases of our longer-dated securities during periods in which the market anticipated higher future rates of interest, in an effort to take advantage of temporarily higher yields. We have also looked to certain sectors, such as municipal securities, which have at times been offered at attractive rates of interest.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?
We have emphasized investments of the highest credit-quality during the past fiscal year, in an effort to add value to the portfolio. We intend to continue investing in high-quality securities within all industries and sectors in the future, including U.S. Treasury and government agency securities, when we feel that they look attractive on a relative basis. Top-rated U.S. banks continue to offer good value, in our opinion. Therefore, we intend to look at opportunities in this area, as well. Over the next several months, many large corporate bond issues will become money-market eligible (final maturities within 397 days). We feel that this should provide an additional supply of high quality securities in which to invest. As the economy improves, we hope that a variety of companies and industries will provide attractive investment opportunities for the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please remember that an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Investments of Ivy Money Market Fund

March 31, 2004
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificates of Deposit - 4.78%
Citibank, N.A.,
1.045%, 5-12-04	$1,500	$1,500,000
Wells Fargo & Company,
1.02%, 4-27-04	1,000	1,000,000

		2,500,000

Commercial Paper
Banks - 2.87%
Bank of America, N.A.,
1.04%, 4-5-04	500	499,942
Citicorp,
1.03%, 4-6-04	1,000	999,857

		1,499,799

Beverages - 0.87%
Coca-Cola Company (The),
1.04%, 4-6-04	153	152,978
Diageo Capital plc,
1.03%, 4-28-04	300	299,768

		452,746

Containers - 2.87%
Bemis Company, Inc.:
1.01%, 4-5-04	500	499,944
1.03%, 4-5-04	1,000	999,886

		1,499,830

Finance Companies - 3.82%
Ciesco, LLC,
1.02%, 5-10-04	2,000	1,997,790

Food and Related - 4.38%
Archer Daniels Midland Company,
1.07%, 4-1-04	1,842	1,842,000
Golden Peanut Co.,
1.03%, 4-7-04	450	449,923

		2,291,923

Health Care - Drugs - 10.02%
Alcon Capital Corporation (Nestle S.A.),
1.03%, 4-15-04	352	351,859
GlaxoSmithKline Finance plc,
1.02%, 4-7-04	2,400	2,399,592
Pfizer Inc.:
1.0%, 4-8-04	1,000	999,806
1.02%, 4-26-04	1,488	1,486,946

		5,238,203

Household - General Products - 1.53%
Fortune Brands Inc.,
1.03%, 4-6-04	800	799,886

Insurance - Property and Casualty - 2.39%
American General Finance Corporation,
1.04%, 4-1-04	1,250	1,250,000

Motor Vehicles - 3.83%
Harley-Davidson Funding Corp.,
1.05%, 4-6-04	2,000	1,999,708

Multiple Industry - 4.30%
General Electric Capital Corporation:
1.1%, 4-6-04	750	749,886
1.02%, 4-8-04	450	449,911
1.02%, 4-27-04	300	299,779
1.02%, 5-18-04	750	749,001

		2,248,577

Publishing - 3.25%
Gannett Co., Inc.,
1.01%, 4-5-04	1,700	1,699,809

Utilities - Telephone - 3.25%
SBC International Inc.,
1.02%, 4-26-04	1,700	1,698,796

Total Commercial Paper - 43.38%		22,677,067

Notes
Banks - 3.96%
NationsBanc Corp.,
6.875%, 2-15-05	1,500	1,570,636
Wells Fargo & Company,
1.1175%, 1-3-05	500	500,000

		2,070,636

Beverages - 4.38%
Diageo Capital plc,
6.625%, 6-24-04	2,260	2,288,310

Business Equipment and Services - 1.78%
Playworld Systems Incorporated (Wachovia Bank),
1.16%, 4-7-04	930	930,000

Health Care - Drugs - 3.74%
Merck & Co., Inc.,
4.484%, 2-22-05 (A)	1,900	1,954,115

Health Care - General - 1.91%
ACTS Retirement - Life Communities, Inc., Variable Rate Demand Bonds, Series 2003A,
1.09%, 4-8-04	1,000	1,000,000

Hospital Supply and Management - 0.76%
Autumn House at Powder Mill, Inc. (Suntrust Bank),
1.12%, 4-8-04	150	150,000
Meriter Management Services, Inc. (U.S. Bank Milwaukee, National Association),
1.17%, 4-7-04	245	245,000

		395,000

Multiple Industry - 1.99%
General Electric Capital Corporation,
6.5%, 1-25-05	1,000	1,040,949

Retail - General Merchandise - 5.14%
Target Corporation,
7.5%, 2-15-05	600	631,693
Wal-Mart Stores, Inc.:
5.199%, 6-1-04	950	956,456
1.0775%, 2-22-05	1,100	1,100,378

		2,688,527

Trucking and Shipping - 1.04%
Volpe Family Partnership, L.P. (Wachovia Bank),
1.14%, 4-8-04	545	545,000

Utilities - Telephone - 1.82%
BellSouth Corporation,
4.16%, 4-26-04 (A)	500	500,918
SBC Communications Inc.,
4.18%, 6-5-04 (A)	450	452,340

		953,258

Total Notes - 26.52%		13,865,795

TOTAL CORPORATE OBLIGATIONS - 74.68%		$39,042,862

(Cost: $39,042,862)

MUNICIPAL OBLIGATIONS	Principal Amount in Thousands

California - 8.19%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds: Air Products and Chemicals, Inc./Wilmington Facility, Taxable Series 1997A,
1.07%, 6-2-04	$1,400	1,400,000
Air Products Manufacturing Corporation, Taxable Series 1997A,
1.07%, 6-2-04	1,000	1,000,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
1.08%, 4-7-04	1,575	1,575,000
Port of Oakland, California, Commercial Paper Notes, Series F (Taxable),
1.07%, 6-8-04	307	306,380

		4,281,380

Maryland - 2.69%
Mayor and City Council of Baltimore (City of Baltimore, Maryland), General Obligation Bonds, Consolidated Public Improvement Bonds: Series 2003D (Variable Rate Demand/Taxable),
1.09%, 4-8-04	905	905,000
Series 2003C (Variable Rate Demand/Taxable),
1.09%, 4-8-04	500	500,000

		1,405,000

New York - 0.62%
The City of New York, General Obligation Bonds, Fiscal 1995 Series B, Taxable Adjustable Rate Bonds (Bayerische Landesbank Girozentrale, New York Branch),
1.03% 4-6-04	325	325,000

Texas - 1.91%
Gulf Coast Waste Disposal Authority, Pollution Control Revenue Bonds (Amoco Oil Company Project), Taxable Series 1995,
1.05%, 5-11-04	1,000	1,000,000

Washington - 0.64%
Washington State Housing Finance Commission, Taxable Variable Rate Demand Multifamily Revenue Bonds (Springfield Meadows Apartments Project), Series 2001B (U.S. Bank Trust National Association),
1.12%, 4-2-04	240	240,000
Brittany Park Project, Series 1996B (U.S. Bank of Washington, National Association),
1.12%, 4-8-04	95	95,000

		335,000

TOTAL MUNICIPAL OBLIGATIONS - 14.05%		$7,346,380

(Cost: $7,346,380)

UNITED STATES GOVERNMENT SECURITIES	Principal Amount in Thousands

Federal Farm Credit Banks,
1.1%, 5-14-04	$750	749,933
Federal Home Loan Bank:
1.51%, 2-2-05	1,000	999,914
1.3%, 2-23-05	300	300,000
1.47%, 3-1-05	1,000	1,000,000
Federal Home Loan Mortgage Corporation,
4.875%, 4-16-04	600	600,915
Overseas Private Investment Corporation:
1.08%, 4-7-04	1,430	1,430,000
1.09%, 4-7-04	453	453,488

TOTAL UNITED STATES GOVERNMENT SECURITIES - 10.59%		$5,534,250

(Cost: $5,534,250)

TOTAL INVESTMENT SECURITIES - 99.32%		$51,923,492

(Cost: $51,923,492)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.68%		356,425

NET ASSETS - 100.00%		$52,279,917

Notes to Schedule of Investments

(A)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the total value of this security amounted to $2,907,373 or 5.56% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY MONEY MARKET FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $51,923) (Notes 1 and 3)	$51,923
Cash	88
Receivables:
Fund shares sold	659
Interest	197
Prepaid and other assets	67

Total assets	52,934

LIABILITIES
Payable to Fund shareholders	634
Accrued shareholder servicing (Note 2)	14
Accrued accounting and administrative services fees (Note 2)	4
Accrued management fee (Note 2)	1
Dividends payable	1

Total liabilities	654

Total net assets	$52,280

NET ASSETS
$0.01 par value capital stock:
Capital stock	$523
Additional paid-in capital	51,757

Net assets applicable to outstanding units of capital	$52,280

Net asset value per share (net assets divided by shares outstanding):
Class A	$1.00
Class B	$1.00
Class C	$1.00
Capital shares outstanding:
Class A	45,406
Class B	1,225
Class C	5,649
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations

IVY MONEY MARKET FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT INCOME
Interest and amortization (Note 1B):	$377

Expenses (Note 2):
Investment management fee	131
Shareholder servicing:
Class A	77
Class B	3
Class C	16
Distribution fee:
Class B	9
Class C	57
Registration fees	33
Accounting and administrative services fees	22
Service fee:
Class B	3
Class C	19
Audit fees	14
Custodian fees	7
Legal fees	6
Other	20

Total	417

Less of voluntary waiver of (Note 2):
Investment management fee	(83)
Class A shareholder servicing	(34)
Class B service and distribution fees	(6)
Class C service and distribution fees	(33)

Total expenses	261

Net investment income	116

Net increase in net assets resulting from operations	$116

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY MONEY MARKET FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$116	$139

Net increase in net assets resulting from operations	116	139

Distributions to shareholders from
net investment income (Note 1F):(1)
Class A	(114)	(122)
Class B	- *	(1)
Class C	(2)	(16)

	(116)	(139)

Capital share transactions (Note 5)	30,964	8,293

Total increase	30,964	8,293
NET ASSETS
Beginning of period	21,316	13,023

End of period	$52,280	$21,316

Undistributed net investment income	$-	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 131 - 133.

See Notes to Financial Statements.

Financial Highlights

IVY MONEY MARKET FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 6-30-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0061	0.0124	0.0259	0.0413
Less dividends declared	(0.0061)	(0.0124)	(0.0259)	(0.0413)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return	0.62%	1.25%	2.70%	4.11%
Net assets, end of period (in millions)	$45	$10	$5	$5
Ratio of expenses to average net assets including voluntary expense waiver	0.67%	0.52%	0.81%	0.92%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.48%	1.26%	2.60%	5.49%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	0.87%	0.92%	1.03%	1.18%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	0.28%	0.86%	2.38%	5.23%(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY MONEY MARKET FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-12-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0002	0.0015	0.0147	0.0299
Less dividends declared	(0.0002)	(0.0015)	(0.0147)	(0.0299)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return	0.02%	0.16%	1.55%	2.97%
Net assets, end of period (000 omitted)	$1,225	$1,188	$578	$431
Ratio of expenses to average net assets including voluntary expense waiver	1.14%	1.59%	1.88%	2.29%	(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.02%	0.14%	1.33%	4.05%	(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.34%	2.06%	2.39%	2.94%	(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.18%	-0.33%	0.82%	3.41%	(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY MONEY MARKET FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0002	0.0019	0.0157	0.0332
Less dividends declared	(0.0002)	(0.0019)	(0.0157)	(0.0332)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return	0.02%	0.20%	1.63%	3.32%
Net assets, end of period (in millions)	$6	$10	$7	$10
Ratio of expenses to average net assets including voluntary expense waiver	1.16%	1.56%	1.81%	1.98%	(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.03%	0.18%	1.58%	4.34%	(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.35%	1.99%	2.31%	2.54%	(2)
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	-0.17%	-0.25%	1.08%	3.78%	(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Ivy Municipal Bond Fund

      March 31, 2004

An interview with Bryan J. Bailey, CFA, portfolio manager of Ivy Municipal Bond Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund showed disappointing performance during the fiscal year, slightly underperforming its benchmark index. The Fund's Class C shares increased 4.45 percent for the fiscal year, compared with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased 5.86 percent for the period, and the Lipper General Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 5.45 percent for the period.

Why did the Fund lag its benchmark index during the fiscal year?
There were two primary factors that contributed to underperformance in the fiscal year. First, the Fund both began and ended the year with lower exposure to long-dated (20+ year) bonds than our benchmark and many of our peers. The long-end of the yield curve was the best performing part of the curve during the Fund's fiscal year. With nominal interest rates hovering near historical lows, massive liquidity in the banking system, an economic recovery taking hold, as well as a negligible yield pick-up between 20 and 30-year bonds, we did not like the risk/reward profile presented by investments in 20+ year bonds. We continue to feel this way as we enter the new fiscal year.

The second primary factor that negatively impacted the performance of the Fund was a heavy underweight position in non-investment grade and lower-quality corporate-backed bonds. Many of the best performing bonds in the fiscal year were the worst performers in the prior fiscal year, and no longer have representation in our benchmark, as they are considered high yield municipal bonds. Because we manage the Fund as a higher-quality offering to shareholders, we did not and, in most instances, still do not feel that many of these holdings are appropriate for this Fund, given our stated objectives, and desired risk profile.

Sector selection produced mixed results. Winners included overweight exposure to the outperforming hospital-revenue-bond and educational-revenue-bond sectors. An overweight position in the underperforming housing-revenue-bond sector was a drag on performance. We intend to maintain this overweight position because of its higher yield/credit quality characteristics as well as defensive attributes. The Fund has benefited from recent increased exposure to California and New York municipals, which we expect to aid performance in the new fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
We have been, and we believe that we will continue to be, in an environment characterized by high levels of volatility. We believe that we are in a period in which the markets appear to be trading more on technicals than fundamentals. The presence of many large nontraditional fixed income investors is making any predictions on interest rates very difficult, if not impossible. Arbitrageurs, foreign central bank currency manipulation activities, mortgage portfolio rebalancing, and a flight to quality trades on terrorism fears have become the primary drivers of the fixed income markets. Unfortunately, many of these activities are very difficult to predict, and the sheer size of the trades are typically massive. This is today's reality, and it is something that we will attempt to manage by not straying too far from the duration (interest rate sensitivity) of our stated benchmark. We believe this is prudent given the nature of today's marketplace.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We feel that a focus on maintaining the quality of the Fund, improved diversification between sectors and states, and smaller position sizes has dramatically reduced the volatility of the Fund. Our management style is essentially top-down with an emphasis on identifying relative value opportunities between sectors, states, and different security structures. Simultaneously, we attempt to exploit opportunities presented by the shape of the yield curve and cross-market technicals. The Fund is typically fully invested. A diligent approach to ongoing credit analysis and subsequent surveillance after purchase has helped the Fund to avoid many of the credit disasters that, we believe, plagued some of our competitors in the past.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We entered the fiscal year heavily underweighted in general obligation bonds issued by states and various large metropolitan cities. We felt that the market was underestimating the severity of the budget shortfalls faced by many of these issuers, and therefore entered the period with much caution. However, as state and city fiscal situations began to improve, and with wider than average spreads available in the market place, we felt that the market presented a value entry point and began to build exposure in the general obligation bonds of certain issuers, specifically the State of California, and New York City.

At this time, the Fund is underweight California general obligation bonds, but we anticipate increasing our exposure if attractive opportunities present themselves. We expect to add exposure to other state general obligation credits when value opportunities exist. We are comfortable with our approximate 1.5 percent overweight position in New York City general obligation bonds, but we might increase our exposure slightly if we determine that there is an opportunity to add at an attractive relative value level. We also believe that the extreme steepness of the yield curve presents an attractive opportunity to put on neutral-duration "barbell" trades that exploit both the steepness and benefit from the roll. This barbell trade also aids in diversifying our bond exposure across a larger range of maturities. We are exercising restraint in "yield chasing" as we feel that tight credit spreads do not adequately compensate one for moving too far down the credit curve.

Going forward, we expect to keep the credit quality of the Fund in the AA category, while actively seeking relative value opportunities between sectors, states and security structures. We anticipate that positioning and asset distribution across the yield curve will continue to be a vital part of our investment strategy, as well as monitoring cross-market technical factors. We expect to maintain the Fund's neutral-to-defensive exposure to interest rate risk, and we believe that the Fund is currently well positioned relative to its peers. The objective of the Fund remains the same: to provide income that is not subject to federal income taxes, while maximizing tax-free total return. To achieve that objective, we plan to continue investing in short, intermediate and longer-term (when appropriate) investment grade municipal bonds with an emphasis on quality and capital preservation with minimal yield sacrifice.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Municipal Bond Fund, Class C Shares(1)	$16,660
Lehman Brothers Municipal Bond Index	$19,329
Lipper General Municipal Debt Funds Universe Average	$17,438

		Ivy Municipal Bond Fund, Class C Shares	Lehman Brothers Municipal Bond Index	Lipper General Municipal Debt Funds Universe Average
MARCH 31	1994	10,000	10,000	10,000
MARCH 31	1995	10,637	10,743	10,622
MARCH 31	1996	11,434	11,644	11,388
MARCH 31	1997	12,041	12,281	11,931
MARCH 31	1998	13,353	13,597	13,207
MARCH 31	1999	13,973	14,440	13,855
MARCH 31	2000	13,102	14,428	13,524
MARCH 31	2001	14,179	16,005	14,861
MARCH 31	2002	14,802	16,616	15,271
MARCH 31	2003	15,950	18,259	16,536
MARCH 31	2004	16,660	19,329	17,438

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C(3)	Class Y
1-year period ended 3-31-04	0.87%	0.50%	4.45%	5.13%
5-year period ended 3-31-04	-	-	3.58%	4.28%
10-year period ended 3-31-04	-	-	5.24%	-
Since inception of Class through 3-31-04(4)	5.42%	5.03%	-	4.28%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B Shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)9-15-00 for Class A shares, 8-8-00 for Class B shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY MUNICIPAL BOND FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $25,330,071 invested in a diversified portfolio.

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Education Revenue Bonds	$12.99
City and County General Obligation Bonds	$11.68
Housing Revenue Bonds	$9.99
Hospital Revenue Bonds	$9.47
School General Obligation Bonds	$8.80
Sales Revenue Bonds	$7.72
Airport Revenue Bonds	$6.86
Water and Sewer Revenue Bonds	$6.42
Special Tax Bonds	$6.15
Public Power Revenue Bonds	$5.43
Transportation Revenue Bonds	$4.46
Other Municipal Bonds	$4.43
Lease/Certificate of Participation Bonds	$4.06
Cash and Cash Equivalents	$1.54

2004 TAX YEAR TAXABLE EQUIVALENT YIELDS(1)

If your Taxable Income is:						Your Marginal Tax	Equivalent Tax Free Yields
Joint Return			Single Return			Bracket Is	3%	4%	5%	6%

$0	-	14,300	$0	-	7,150	10%	3.33%	4.44%	5.56%	6.67%
$14,301	-	58,100	7,151	-	29,050	15%	3.53%	4.71%	5.88%	7.06%
$58,101	-	117,250	$29,051	-	70,350	25%	4.00%	5.33%	6.67%	8.00%
$117,251	-	178,650	$70,351	-	146,750	28%	4.17%	5.56%	6.94%	8.33%
$178,651	-	319,100	$146,751	-	319,100	33%	4.48%	5.97%	7.46%	8.96%
$319,101	and above		$319,101	and above		35%	4.62%	6.15%	7.69%	9.23%

(1)Table is for illustration only and does not represent the actual performance of Ivy Municipal Bond Fund.

The Investments of Ivy Municipal Bond Fund

March 31, 2004
MUNICIPAL BONDS	Principal Amount in Thousands	Value

Arizona - 2.86%
The Industrial Development Authority of the City of Phoenix, Arizona, Single Family Mortgage Revenue Bonds, Series 2002-1A,
6.2%, 3-1-34	$420	$469,535
City of Bullhead City, Arizona, Bullhead Parkway Improvement District, Improvement Bonds,
6.1%, 1-1-13	250	255,882

		725,417

California - 5.31%
San Mateo County Community College District (County of San Mateo, California), 2002 General Obligation Bonds (Election of 2001), Series A (Current Interest Bonds),
5.375%, 9-1-15	500	569,305
Trustees of the California State University
Systemwide Revenue Bonds, Series 2002A,
5.5%, 11-1-15	250	284,563
State of California Various Purpose General Obligation Bonds,
5.0%, 2-1-22	245	248,018
State of California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A,
5.0%, 2-1-22	215	242,488

		1,344,374

Colorado - 4.10%
City of Aspen, Colorado, Sales Tax Revenue Bonds, Series 1999,
5.25%, 11-1-15	500	541,830
El Paso County School District No. 12 - Cheyenne Mountain, El Paso County, Colorado, General Obligation Refunding Bonds, Series 2002,
0.0%, 9-15-12	685	497,646

		1,039,476

Florida - 5.58%
Polk County, Florida, Capital Improvement
and Refunding Revenue Bonds, Series 2002,
5.25%, 12-1-09	500	571,795
School District of Hillsborough County, Florida, Sales Tax Revenue Bonds, Series 2002,
5.375%, 10-1-13	500	566,925
City of Jacksonville, Florida, Better Jacksonville
Sales Tax Revenue Bonds, Series 2003,
5.25%, 10-1-19	250	275,510

		1,414,230

Georgia - 0.92%
Hospital Authority of Cobb County (Georgia),
Revenue Anticipation Refunding and Improvement
Certificates, Series 2003,
5.25%, 4-1-20	210	232,153

Illinois - 6.68%
Village of Bedford Park, Cook County,
Illinois, Water Revenue Bonds, Series 2000A,
6.0%, 12-15-12	955	1,066,315
Bloomington-Normal Airport Authority of McLean
County, Illinois, Central Illinois Regional
Airport, Passenger Facility Charge Revenue
Bonds, Series 2001,
6.05%, 12-15-19	645	627,127

		1,693,442

Indiana - 9.01%
New Albany-Floyd County School Building
Corporation, First Mortgage Bonds,
Series 2002 (Floyd County, Indiana),
5.75%, 7-15-17	675	783,290
Ball State University Board of Trustees,
Ball State University Student Fee Bonds,
Series K,
5.75%, 7-1-18	500	575,295
Dyer (Indiana) Redevelopment Authority,
Economic Development Lease Rental Bonds,
Series 1999,
6.5%, 1-15-24	500	539,185
East Chicago Elementary School Building
Corporation (Lake County, Indiana),
First Mortgage Bonds, Series 1993A,
5.5%, 1-15-16	375	384,255

		2,282,025

Kansas - 5.56%
Sedgwick County, Kansas and Shawnee County,
Kansas, Single Family Mortgage Revenue
Bonds (Mortgage-Backed Securities Program):
2002 Series A-5,
5.55%, 12-1-33	500	532,255
2001 Series A-1 (AMT),
6.3%, 12-1-32	410	445,809
2003 Series A-2,
4.0%, 6-1-35	400	429,936

		1,408,000

Louisiana - 4.37%
State of Louisiana, Gasoline and Fuels
Tax Revenue Bonds, 2002 Series A,
5.25%, 6-1-13	500	566,520
City of New Orleans, Louisiana, Limited
Tax Certificates of Indebtedness, Series 2003,
5.0%, 3-1-07	250	272,323
Louisiana Local Government Environmental
Facilities and Community Development Authority,
Mortgage Revenue Bonds, Series 2004A (GNMA
Collateralized-Cypress Apartments Project),
5.5%, 4-20-38	250	267,900

		1,106,743

Maryland - 2.17%
Maryland Transportation Authority, Airport Parking Revenue Bonds, Series 2002B, Baltimore/Washington International Airport Projects (Qualified Airport Bonds - AMT),
5.375%, 3-1-15	500	550,910

Minnesota - 5.05%
City of Perham, Minnesota, General Obligation
Disposal System Revenue Bonds, Series 2001,
6.0%, 5-1-22	500	536,530
City of Victoria, Minnesota, Private School Facility Revenue Bonds (Holy Family Catholic High School Project), Series 1999A,
5.6%, 9-1-19	400	401,824
City of Minneapolis, Minnesota, General Obligation
Convention Center Bonds, Series 2002,
5.0%, 12-1-10	300	339,813

		1,278,167

Missouri - 6.72%
The City of St. Louis, Missouri, Airport Revenue Bonds, Series 2001A (Airport Development Program), 5.0%, 7-1-11	500	560,120
Park Hill School District of Platte County,
Missouri, General Obligation Refunding Bonds,
Series 2004,
5.0%, 3-1-16	500	546,535
City of Kearney, Missouri, General Obligation
Bonds, Series 2001,
5.5%, 3-1-16	350	396,959
The Industrial Development Authority of the Kansas City, Missouri Revenue Bonds, Series 2004 (Plaza Library Project),
5.9%, 3-1-24	200	197,452

		1,701,066

Nebraska - 3.40%
Nebraska Higher Education Loan Program, Inc.,
Senior Subordinate Bonds, 1993-2,
Series A-5A,
6.2%, 6-1-13	475	514,976
Douglas County School District 0001 (Omaha,
Nebraska, Public Schools), General Obligation
Bonds, Series 2003A,
5.0%, 6-15-22	330	347,599

		862,575

Nevada - 1.12%
Carson City, Nevada Hospital Revenue Bonds
(Carson-Tahoe Hospital Project),
Series 2002,
6.0%, 9-1-15	255	283,455

New Mexico - 2.52%
New Mexico Hospital Equipment Loan Council,
Hospital Revenue Bonds (Memorial Medical
Center, Inc. Project), Series 1998,
4.85%, 6-1-08	645	638,486

New York - 12.21%
The City of New York, General Obligation Bonds:
Fiscal 2003 Series A Current Interest Bonds,
5.5%, 8-1-10	500	564,105
Fiscal 2004 Series E,
5.25%, 8-1-09	250	278,380
The Port Authority of New York and New Jersey,
Consolidated Bonds, One Hundred Twenty-Seventh Series,
5.5%, 12-15-14	500	566,035
New York State Thruway Authority, State Personal
Income Tax Revenue Bonds (Transportation),
Series 2002A,
5.25%, 3-15-10	500	563,725
New York City, Municipal Water Finance Authority,
Water and Sewer System Revenue Bonds,
Fiscal 2003 Series D,
5.0%, 6-15-09	500	560,780
Dormitory Authority of the State of New York,
Third General Resolution Revenue Bonds (State
University Educational Facilities Issue),
Series 2002B,
5.25%, 11-15-23	500	559,060

		3,092,085

Oklahoma - 0.97%
Tulsa Public Facilities Authority (Oklahoma),
Assembly Center Lease Payment Revenue
Bonds, Refunding Series 1985,
6.6%, 7-1-14	200	244,800

Pennsylvania - 3.54%
The School District of Philadelphia,
Pennsylvania, General Obligation Bonds,
Series A of 2002,
5.5%, 2-1-18	500	554,880
Schuylkill County Industrial Development Authority,
Variable Rate Demand Revenue Bonds
(Pine Grove Landfill, Inc. Project), 1995 Series,
5.1%, 10-1-19	320	342,646

		897,526

Rhode Island - 2.93%
Rhode Island Health and Educational Building
Corporation, Hospital Financing Revenue Bonds,
St. Joseph Health Services of Rhode Island
Issue, Series 1999,
5.4%, 10-1-09	725	742,610

South Carolina - 2.21%
South Carolina Public Service Authority, Santee
Cooper, Revenue Obligations, 2002 Refunding
Series D,
5.0%, 1-1-10	500	560,455

Texas - 4.61%
Lufkin Health Facilities Development
Corporation, Health System Revenue and
Refunding Bonds (Memorial Health System
of East Texas), Series 1995,
6.875%, 2-15-26	490	500,986
Texas Department of Housing and Community
Affairs, Single Family Mortgage Revenue
Bonds, 1997 Series D (AMT) TEAMS Structure,
5.7%, 9-1-29	370	384,227
Pflugerville Independent School District (Travis
County, Texas), Unlimited Tax School Building
Bonds, Series 2001,
5.5%, 8-15-19	250	281,670

		1,166,883

Virginia - 2.25%
City of Chesapeake, Virginia, General Obligation
Public Improvement and Refunding Bonds,
Series of 2001,
5.5%, 12-1-17	500	570,590

Washington - 2.26%
Energy Northwest, Project No. 1 Refunding
Electric Revenue Bonds, Series 2002-A,
5.75%, 7-1-16	500	572,570

Wyoming - 2.11%
Wyoming Student Loan Corporation, Student
Loan Revenue Refunding Bonds, Series
1999A (Non-AMT),
6.2%, 6-1-24	500	533,270

TOTAL MUNICIPAL BONDS - 98.46%		$24,941,308

(Cost: $23,720,878)

TOTAL SHORT-TERM SECURITIES - 0.64%		$162,000

(Cost: $162,000)

TOTAL INVESTMENT SECURITIES - 99.10%		$25,103,308

(Cost: $23,882,878)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.90%		226,763

NET ASSETS - 100.00%		$25,330,071

Notes to Schedule of Investments

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY MUNICIPAL BOND FUND
March 31, 2004
(In Thousands, Except for Per Share and Share Amounts)

ASSETS
Investment securities - at value (cost - $23,883) (Notes 1 and 3)	$25,103
Cash	1
Receivables:
Interest	326
Fund shares sold	2
Prepaid and other assets	10

Total assets	25,442

LIABILITIES
Payable to Fund shareholders	95
Dividends payable	5
Accrued shareholder servicing (Note 2)	4
Accrued accounting and administrative services fees (Note 2)	2
Accrued distribution and service fees (Note 2)	1
Other	5

Total liabilities	112

Total net assets	$25,330

NET ASSETS
$0.01 par value capital stock:
Capital stock	$22
Additional paid-in capital	24,707
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	20
Accumulated undistributed net realized loss on investment transactions	(639)
Net unrealized appreciation in value of investments	1,220

Net assets applicable to outstanding units of capital	$25,330

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.31
Class B	$11.31
Class C	$11.31
Class Y	$11.31
Capital shares outstanding:
Class A	397,269
Class B	76,273
Class C	1,765,555
Class Y	464
Capital shares authorized	200,000,000

See Notes to Financial Statements.

Statement of Operations

IVY MUNICIPAL BOND FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT INCOME
Interest and amortization (Note 1B):	$1,233

Expenses (Note 2):
Distribution fee:
Class A	1
Class B	6
Class C	168
Investment management fee	141
Service fee:
Class A	8
Class B	2
Class C	56
Shareholder servicing:
Class A	4
Class B	1
Class C	46
Class Y	-	*
Accounting and administrative services fees	27
Audit fees	15
Custodian fees	3
Legal fees	3
Other	50

Total expenses	531

Net investment income	702

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	268
Unrealized appreciation in value of investments during the period	208

Net gain on investments	476

Net increase in net assets resulting from operations	$1,178

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY MUNICIPAL BOND FUND
(In Thousands)

	For the fiscal year ended March 31,

	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$702	$853
Realized net gain on investments	268	42
Unrealized appreciation	208	1,161

Net increase in net assets resulting from operations	1,178	2,056

Distributions to shareholders from
net investment income (Note 1F):(1)
Class A	(123)	(99)
Class B	(19)	(13)
Class C	(554)	(727)
Class Y	- *	- *

	(696)	(839)

Capital share transactions (Note 5)	(2,997)	119

Total increase (decrease)	(2,515)	1,336
NET ASSETS
Beginning of period	27,845	26,509

End of period	$25,330	$27,845

Undistributed net investment income	$20	$14

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 148 - 151.

See Notes to Financial Statements.

Financial Highlights

IVY MUNICIPAL BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 9-15-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$11.10	$10.61	$10.52	$10.33

Income from investment operations:
Net investment income	0.37	0.42	0.47	0.26
Net realized and unrealized gain on investments	0.21	0.49	0.09	0.19

Total from investment operations	0.58	0.91	0.56	0.45

Less distributions from:
Net investment income	(0.37)	(0.42)	(0.47)	(0.26)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.37)	(0.42)	(0.47)	(0.26)

Net asset value, end of period	$11.31	$11.10	$10.61	$10.52

Total return(2)	5.36%	8.71%	5.38%	4.32%
Net assets, end of period (in millions)	$4	$3	$2	$1
Ratio of expenses to average net assets	1.25%	1.15%	1.17%	1.21	%(3)
Ratio of net investment income to average net assets	3.35%	3.79%	4.37%	4.69	%(3)
Portfolio turnover rate	11%	40%	36%	35	%(4)

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY MUNICIPAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 8-8-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$11.10	$10.61	$10.52	$10.26

Income from investment operations:
Net investment income	0.28	0.33	0.32	0.22
Net realized and unrealized gain on investments	0.21	0.49	0.09	0.26

Total from investment operations	0.49	0.82	0.41	0.48

Less distributions from:
Net investment income	(0.28)	(0.33)	(0.32)	(0.22)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.28)	(0.33)	(0.32)	(0.22)

Net asset value, end of period	$11.31	$11.10	$10.61	$10.52

Total return	4.50%	7.81%	3.97%	4.66%
Net assets, end of period (in thousands)	$863	$532	$120	$37
Ratio of expenses to average net assets	2.06%	1.96%	2.44%	2.82	%(2)
Ratio of net investment income to average net assets	2.54%	2.98%	3.09%	3.11	%(2)
Portfolio turnover rate	11%	40%	36%	35	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY MUNICIPAL BOND FUND
Class C Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$11.10	$10.61	$10.52	$10.11	$11.24

Income (loss) from investment operations:
Net investment income	0.28	0.32	0.37	0.40	0.42
Net realized and unrealized gain (loss) on investments	0.21	0.49	0.09	0.41	(1.11)

Total from investment operations	0.49	0.81	0.46	0.81	(0.69)

Less distributions from:
Net investment income	(0.28)	(0.32)	(0.37)	(0.40)	(0.42)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.02)

Total distributions	(0.28)	(0.32)	(0.37)	(0.40)	(0.44)

Net asset value, end of period	$11.31	$11.10	$10.61	$10.52	$10.11

Total return	4.45%	7.75%	4.40%	8.22%	-6.21%
Net assets, end of period (in millions)	$20	$25	$24	$26	$28
Ratio of expenses to average net assets	2.10%	2.03%	2.13%	2.13%	1.98%
Ratio of net investment income to average net assets	2.50%	2.95%	3.44%	3.94%	3.94%
Portfolio turnover rate	11%	40%	36%	35%	17%

(1)See Note 5.

See Notes to Financial Statements.

Financial Highlights

IVY MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$11.10	$10.61	$10.52	$10.11	$11.24

Income (loss) from investment operations:
Net investment income	0.35	0.40	0.44	0.47	0.48
Net realized and unrealized gain (loss) on investments	0.21	0.49	0.09	0.41	(1.11)

Total from investment operations	0.56	0.89	0.53	0.88	(0.63)

Less distributions from:
Net investment income	(0.35)	(0.40)	(0.44)	(0.47)	(0.48)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.02)

Total distributions	(0.35)	(0.40)	(0.44)	(0.47)	(0.50)

Net asset value, end of period	$11.31	$11.10	$10.61	$10.52	$10.11

Total return	5.13%	8.52%	5.10%	9.04%	-5.69%
Net assets, end of period (000 omitted)	$5	$4	$2	$2	$2
Ratio of expenses to average net assets	1.44%	1.33%	1.44%	1.47%	1.40%
Ratio of net investment income to average net assets	3.14%	3.64%	4.09%	4.61%	4.52%
Portfolio turnover rate	11%	40%	36%	35%	17%

See Notes to Financial Statements.

Manager's Discussion of
Ivy Science and Technology Fund

      March 31, 2004

An interview with Zachary H. Shafran, portfolio manager of Ivy Science and Technology Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
Although the Fund generated an impressive positive return during the fiscal year, it significantly underperformed its benchmark. The Class C shares of the Fund increased 36.74 percent for the fiscal year, compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which increased 53.32 percent for the year, and the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 57.83 percent for the year.

Why did the Fund lag its benchmark index during the fiscal year?
We believe that underperformance was due to the conservative positioning of the Fund in a market that, in our view, responded well ahead of a fundamental improvement in business conditions. We began to address this issue during the middle of the calendar year 2003.

What other market conditions or events influenced the Fund's performance during the fiscal year?
In addition to what is described above, underperformance was compounded by the fact that, in general, the worse the fundamentals for a company and the lower the share price, the better the performance. Given our concerns over company fundamentals, particularly during the first half of the year, these were the very companies we were working hard to stay away from.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We were defensive during the first half of the year, meaning we emphasized various sectors of the health care industry. During the second half of the year we increased our technology exposure.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?
When we increased technology exposure later in the year, we did so in the semiconductor, semiconductor process equipment, wireless services, computer software and computer hardware sectors. As the general economy continues to improve, particularly corporate IT spending around the globe, we would expect to continue our emphasis on technology in coming months.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Science and Technology Fund, Class C Shares(1)	$25,364
Goldman Sachs Technology Industry Composite Index	$11,502
Lipper Science & Technology Funds Universe Average	$13,569

		Ivy Science and Technology Fund, Class C Shares	Goldman Sachs Technology Industry Composite Index	Lipper Science & Technology Funds Universe Average
JULY	7/31/97	10,000	10,000	10,000
MARCH 31	1998	12,010	10,550	10,892
MARCH 31	1999	17,450	16,690	16,762
MARCH 31	2000	45,325	32,935	39,389
MARCH 31	2001	23,802	12,805	15,566
MARCH 31	2002	24,015	11,704	13,881
MARCH 31	2003	18,549	7,502	8,597
MARCH 31	2004	25,364	11,502	13,569

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C(3)	Class Y
1-year period ended 3-31-04	30.04%	32.31%	36.74%	38.32%
5-year period ended 3-31-04	-	-	7.77%	8.63%
Since inception of Class through 3-31-04(4)	-9.08%	-9.16%	14.97%	14.42%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B Shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares and Class B shares, 7-31-97 for Class C shares and 6-9-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY SCIENCE AND TECHNOLOGY FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $145,248,174 invested in a diversified portfolio of:

96.97%	Common Stocks
3.03%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Technology Stocks	$45.74
Health Care Stocks	$26.04
Multi-Industry Stocks	$10.59
Business Equipment and Services Stocks	$8.15
Cash and Cash Equivalents	$3.03
Consumer Durables Stocks	$2.54
Utilities Stocks	$2.11
Retail Materials Stocks	$1.80

The Investments of Ivy Science and Technology Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Business Equipment and Services - 4.88%
CheckFree Corporation*	129,900	$3,825,555
Euronet Worldwide, Inc.*	132,600	2,530,008
Nextel Partners, Inc., Class A*	57,500	725,362

		7,080,925

Communications Equipment - 3.53%
Cisco Systems, Inc.*	101,800	2,395,863
General Cable Corporation*	65,850	485,973
NETGEAR, Inc.*	45,000	618,750
Nortel Networks Corporation*	273,900	1,626,966

		5,127,552

Computers - Micro - 1.34%
Dell Inc.*	58,000	1,947,930

Computers - Peripherals - 12.71%
Amdocs Limited*	74,290	2,064,519
Check Point Software Technologies Ltd.*	131,700	2,998,150
EMC Corporation*	246,500	3,354,865
Microsoft Corporation	106,000	2,644,700
Oracle Corporation*	91,000	1,093,365
SAP Aktiengesellschaft, ADR	18,900	742,959
Symbol Technologies, Inc.	212,315	2,929,947
TIBCO Software Inc.*	199,100	1,633,616
VERITAS Software Corporation*	37,300	1,005,608

		18,467,729

Consumer Electronics - 2.54%
Garmin Ltd.	86,500	3,694,415

Electronic Components - 22.44%
AMIS Holdings, Inc.*	71,200	1,153,084
Adaptec, Inc.*	76,900	671,337
Amphenol Corporation, Class A*	102,400	3,041,280
Broadcom Corporation, Class A*	40,300	1,574,924
Cherokee International Corporation*	23,700	342,110
Intel Corporation	96,000	2,609,280
Microchip Technology Incorporated	129,400	3,429,747
Micron Technology, Inc.*	175,975	2,940,542
Samsung Electronics Co., Ltd. (A)	10,000	4,989,315
Staktek Holdings, Inc.*	13,400	164,485
Texas Instruments Incorporated	114,200	3,336,924
United Microelectronics Corporation*	542,484	2,820,917
Xilinx, Inc.*	145,600	5,511,688

		32,585,633

Electronic Instruments - 5.72%
ASML Holding N.V.*	81,000	1,485,945
Applied Materials, Inc.*	124,400	2,657,806
Asyst Technologies, Inc.*	92,700	761,994
KLA-Tencor Corporation*	21,500	1,080,912
Lipman Electronic Engineering Ltd.*	17,200	798,854
Mattson Technology, Inc.*	127,500	1,527,450

		8,312,961

Health Care - Drugs - 14.85%
Abbott Laboratories	33,600	1,380,960
Alcon, Inc.	71,950	4,554,435
Amylin Pharmaceuticals, Inc.*	59,100	1,400,079
Corgentech Inc.*	21,100	395,309
Forest Laboratories, Inc.*	43,600	3,122,632
Genzyme Corporation - General Division*	89,600	4,204,928
ICOS Corporation*	64,500	2,386,500
IVAX Corporation*	116,750	2,658,397
Pfizer Inc.	41,900	1,468,595

		21,571,835

Health Care - General - 3.83%
Boston Scientific Corporation	131,300	5,564,494

Hospital Supply and Management - 7.36%
Anthem, Inc.*	8,600	779,504
Cerner Corporation*	137,200	6,184,976
Sunrise Senior Living, Inc.*	19,000	681,150
UnitedHealth Group Incorporated	47,200	3,041,568

		10,687,198

Multiple Industry - 10.59%
AU Optronics Corp., ADR	151,290	3,161,961
Research In Motion Limited*	130,975	12,223,897

		15,385,858

Retail - Specialty Stores - 1.80%
Best Buy Co., Inc.	44,300	2,291,196
Conn's, Inc.*	20,500	322,158

		2,613,354

Timesharing and Software - 3.27%
Alliance Data Systems Corporation*	48,700	1,633,885
Amazon.com, Inc.*	34,000	1,471,520
Opsware Inc.*	86,700	659,787
Sohu.com Inc.*	39,400	977,120

		4,742,312

Utilities - Telephone - 2.11%
Nextel Communications, Inc., Class A*	72,400	1,787,918
Telesystem International Wireless Inc.*	112,000	1,274,000

		3,061,918

TOTAL COMMON STOCKS - 96.97%		$140,844,114

(Cost: $117,055,584)

TOTAL SHORT-TERM SECURITIES - 4.31%		$6,260,611

(Cost: $6,260,611)

TOTAL INVESTMENT SECURITIES - 101.28%		$147,104,725

(Cost: $123,316,195)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.28%)		(1,856,551)

NET ASSETS - 100.00%		$145,248,174

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assests and Liabilities

IVY SCIENCE AND TECHNOLOGY FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $123,316) (Notes 1 and 3)	$147,105
Receivables:
Fund shares sold	289
Investment securities sold	159
Dividends and interest	5
Prepaid and other assets	3

Total assets	147,561

LIABILITIES
Payable for investment securities purchased	1,805
Payable to Fund shareholders	384
Accrued shareholder servicing (Note 2)	58
Due to custodian	10
Accrued accounting and administrative services fees (Note 2)	6
Accrued management fee (Note 2)	3
Accrued distribution fee (Note 2)	2
Accrued service fee (Note 2)	1
Other	44

Total liabilities	2,313

Total net assets	$145,248

NET ASSETS
$0.01 par value capital stock:
Capital stock	$76
Additional paid-in capital	165,476
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(10)
Accumulated undistributed net realized loss on investment transactions	(44,083)
Net unrealized appreciation in value of investments	23,789

Net assets applicable to outstanding units of capital	$145,248

Net asset value per share (net assets divided by shares outstanding):
Class A	$19.55
Class B	$18.77
Class C	$18.98
Class Y	$20.07
Capital shares outstanding:
Class A	1,846
Class B	563
Class C	4,718
Class Y	452
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations

IVY SCIENCE AND TECHNOLOGY FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $46)	$454
Interest and amortization	144

Total income	598

Expenses (Note 2):
Investment management fee	1,051
Distribution fee:
Class A	9
Class B	64
Class C	618
Class Y	16
Shareholder servicing:
Class A	129
Class B	83
Class C	483
Class Y	11
Service fee:
Class A	56
Class B	21
Class C	206
Accounting and administrative services fees	59
Custodian fees	32
Legal fees	20
Audit fees	19
Other	133

Total expenses	3,010

Net investment loss	(2,412)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(420)
Realized net loss on written options	(1,479)
Realized net loss on purchased options	(686)
Realized net gain on foreign currency transactions	2

Realized net loss on investments	(2,583)
Unrealized appreciation in value of investments during the period	41,698

Net gain on investments	39,115

Net increase in net assets resulting from operations	$36,703

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY SCIENCE AND TECHNOLOGY FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(2,412)	$(1,661)
Realized net loss on investments	(2,583)	(14,866)
Unrealized appreciation (depreciation)	41,698	(12,386)

Net increase (decrease) in net assets resulting from operations	36,703	(28,913)

Distributions to shareholders from
net investment income (Note 1F):(1)
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	16,811	(10,197)

Total increase (decrease)	53,514	(39,110)
NET ASSETS
Beginning of period	91,734	130,844

End of period	$145,248	$91,734

Undistributed net investment loss	$(10)	$(3)

(1)See "Financial Highlights" on pages 162 - 165.

See Notes to Financial Statements.

Financial Highlights

IVY SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$14.17	$18.19	$17.93	$34.91

Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.32)	(0.45)	0.02
Net realized and unrealized gain (loss) on investments	5.57	(3.70)	0.73	(9.35)

Total from investment operations	5.38	(4.02)	0.28	(9.33)

Less distributions from capital gains	(0.00)	(0.00)	(0.02)	(7.65)

Net asset value, end of period	$19.55	$14.17	$18.19	$17.93

Total return(2)	37.97%	-22.10%	1.56%	-31.95%
Net assets, end of period (in millions)	$36	$14	$12	$6
Ratio of expenses to average net assets	1.80%	1.79%	1.75%	1.70	%(3)
Ratio of net investment income (loss) to average net assets	-1.35%	-0.92%	-0.76%	0.26	%(3)
Portfolio turnover rate	114%	74%	91%	111	%(4)

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.
See Notes to Financial Statements.

Financial Highlights

IVY SCIENCE AND TECHNOLOGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$13.77	$17.88	$17.80	$34.91

Income (loss) from investment operations:
Net investment loss	(0.39)	(0.34)	(0.38)	(0.06)
Net realized and unrealized gain (loss) on investments	5.39	(3.77)	0.48	(9.40)

Total from investment operations	5.00	(4.11)	0.10	(9.46)

Less distributions from capital gains	(0.00)	(0.00)	(0.02)	(7.65)

Net asset value, end of period	$18.77	$13.77	$17.88	$17.80

Total return	36.31%	-22.99%	0.56%	-32.37%
Net assets, end of period (in millions)	$11	$4	$4	$3
Ratio of expenses to average net assets	3.06%	3.00%	2.75%	2.53	%(2)
Ratio of net investment loss to average net assets	-2.60%	-2.12%	-1.73%	-0.55	%(2)
Portfolio turnover rate	114%	74%	91%	111	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY SCIENCE AND TECHNOLOGY FUND
Class C Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$13.88	$17.97	$17.83	$45.03	$17.45

Income (loss) from investment operations:
Net investment loss	(0.38)	(0.25)	(0.24)	(0.12)	(0.95)
Net realized and unrealized gain (loss) on investments	5.48	(3.84)	0.40	(19.43)	28.77

Total from investment operations	5.10	(4.09)	0.16	(19.55)	27.82

Less distributions from capital gains	(0.00)	(0.00)	(0.02)	(7.65)	(0.24)

Net asset value, end of period	$18.98	$13.88	$17.97	$17.83	$45.03

Total return	36.74%	-22.76%	0.89%	-47.49%	159.75%
Net assets, end of period (in millions)	$89	$70	$112	$134	$283
Ratio of expenses to average net assets	2.66%	2.67%	2.45%	2.27%	2.20%
Ratio of net investment loss to average net assets	-2.15%	-1.77%	-1.40%	-0.44%	-1.68%
Portfolio turnover rate	114%	74%	91%	111%	44%

(1)See Note 5.

See Notes to Financial Statements.

Financial Highlights

IVY SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$14.51	$18.54	$18.21	$45.36	$17.65

Income (loss) from investment operations:
Net investment loss	(0.15)	(0.26)	(0.51)	(0.01)	(6.09)
Net realized and unrealized gain (loss) on investments	5.71	(3.77)	0.86	(19.49)	34.04

Total from investment operations	5.56	(4.03)	0.35	(19.50)	27.95

Less distributions from capital gains	(0.00)	(0.00)	(0.02)	(7.65)	(0.24)

Net asset value, end of period	$20.07	$14.51	$18.54	$18.21	$45.36

Total return	38.32%	-21.74%	1.92%	-47.00%	158.67%
Net assets, end of period (in millions)	$9	$3	$3	$1	$2
Ratio of expenses to average net assets	1.45%	1.41%	1.39%	1.35%	1.36%
Ratio of net investment income (loss) to average net assets	-1.03%	-0.53%	-0.43%	0.47%	-0.96%
Portfolio turnover rate	114%	74%	91%	111%	44%

See Notes to Financial Statements.

Manager's Discussion of Ivy Small Cap Growth Fund

      March 31, 2004

An interview with Gilbert C. Scott, CFA, portfolio manager of Ivy Small Cap Growth Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund produced a strong absolute return, but did not keep pace with its benchmark. The Class C shares of the Fund increased 36.56 percent for the fiscal year, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which increased 63.16 percent for the year, and the Lipper Small-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 56.19 percent for the same period.

Why did the Fund lag its benchmark index during the fiscal year?
The majority of the underperformance took place in the June and September quarters. There were three primary reasons for this underperformance: a relatively high cash balance, an underweight in the technology sector and the presence of higher quality companies in the portfolio. The market disproportionately rewarded lower quality companies this year, and the portfolio only maintains marginal positions in these types of companies.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The year got off to a very strong start as investors concluded the conflict in Iraq might not be as troublesome as feared. They also gained confidence that the unprecedented fiscal and monetary stimulus was going to regenerate the economy. In our view, the fiscal and monetary stimulus was very successful in stimulating the economy, as evidenced by the strong gross domestic product (GDP) growth. Earnings growth derived from the economic recovery was strong, as companies maintained a lean cost structure (which was demonstrated by the lackluster employment figures throughout the year). The market reaction to the earnings improvement was swift, as evidenced by the fact that the Russell 2000 Growth Index rose significantly in April and May, helping to produce one of the largest quarterly returns for the index. The technology sector produced the largest earnings gains and, not surprisingly, produced the largest market gains. Thus, the Fund's underweight in technology was a drag on performance. The historical approach of purchasing companies with a valuation-sensitive bias did not help the performance this year, but will be maintained because we believe that it should help in long-term performance.

What strategies and techniques did you employ that affected performance during the fiscal year?
As noted above, holding cash (particularly through the first half of the year) impaired performance, as did the underweight in technology. However, we did not take the risk of overweighting the portfolio in lower-quality companies. We believe that, over time, higher-quality companies will produce superior results to lower-quality companies. The purchase of more securities in the September and December quarters, in conjunction with a broader sector participation in the market rally, allowed the Fund to perform more closely in line with the benchmark during these time periods.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
A small overweight in health care proved helpful as the sector provided strong returns. Going forward, we expect to maintain a balanced sector approach. The market is expecting strong results from the economy and companies, as suggested by the healthy valuations inherent in the market. The ability of companies to maintain their earnings leverage and meet earnings will, in our view, determine their performance and will be monitored closely. New positions and deletions of stocks will be made with the historical philosophy and process of the Fund in mind.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Small Cap Growth Fund, Class C Shares(1)	$36,690
Russell 2000 Growth Index	$18,644
Lipper Small-Cap Growth Funds Universe Average	$29,760

		Ivy Small Cap Growth Fund, Class C Shares	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds Universe Average
MARCH 31	1994	10,000	10,000	10,000
MARCH 31	1995	12,261	10,708	10,886
MARCH 31	1996	15,518	14,048	14,973
MARCH 31	1997	13,816	13,228	14,986
MARCH 31	1998	22,847	18,678	22,096
MARCH 31	1999	27,784	16,609	20,548
MARCH 31	2000	48,173	26,407	39,338
MARCH 31	2001	31,230	15,912	25,548
MARCH 31	2002	34,759	16,711	27,358
MARCH 31	2003	26,868	11,427	19,054
MARCH 31	2004	36,690	18,644	29,760

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C(3)	Class Y
1-year period ended 3-31-04	29.78%	32.21%	36.56%	37.91%
5-year period ended 3-31-04	-	-	5.72%	6.65%
10-year period ended 3-31-04	-	-	13.88%	-
Since inception of Class through 3-31-04(4)	-5.34%	-4.85%	-	12.45%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)Performance data from 3-24-00 represents the actual performance of Class C shares. Performance data prior to 3-24-00 represents the performance of the Fund's original Class B Shares. The original Class B shares were combined with Class C shares effective 3-24-00, and redesignated as Class C shares. The original Class B's performance has been adjusted to reflect the current contingent deferred sales charge (CDSC) structure applicable to Class C (1.00% maximum and declining to zero at the end of the first year after investment). Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase. New Class B shares, with fees and expenses different from the original Class B shares, were added to the Fund on 6-30-00.

(4)7-3-00 for Class A shares, 7-6-00 for Class B shares and 12-29-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY SMALL CAP GROWTH FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $563,000,267 invested in a diversified portfolio of:

93.28%	Common Stocks
6.72%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Health Care Stocks	$22.46
Technology Stocks	$18.52
Business Equipment and Services Stocks	$17.59
Retail Stocks	$7.31
Cash and Cash Equivalents	$6.72
Consumer Services Stocks	$6.47
Energy Stocks	$4.89
Miscellaneous Stocks	$4.36
Financial Services Stocks	$3.33
Consumer Nondurables Stocks	$3.32
Capital Goods Stocks	$2.93
Consumer Durables Stocks	$2.10

The Investments of Ivy Small Cap Growth Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Apparel - 0.25%
Quiksilver, Inc.*	57,400	$1,254,190
Tommy Hilfiger Corporation*	7,850	133,450

		1,387,640

Beverages - 0.89%
Mondavi (Robert) Corporation (The), Class A*	132,591	5,023,210

Broadcasting - 2.57%
Cox Radio, Inc., Class A*	329,410	7,016,433
Cumulus Media Inc., Class A*	7,199	143,980
Emmis Communications Corporation, Class A*	7,000	166,985
Entercom Communications Corp.*	158,400	7,170,768

		14,498,166

Business Equipment and Services - 10.07%
Acxiom Corporation*	439,550	9,641,529
CACI International Inc, Class A*	1,900	81,700
CheckFree Corporation*	676,944	19,936,001
Entegris, Inc.*	622,730	7,889,989
Headwaters Incorporated*	6,150	157,532
MAXIMUS, Inc.*	251,950	8,818,250
Manugistics Group, Inc.*	10,092	68,979
Pegasus Solutions, Inc.*	4,850	56,333
Resources Connection, Inc.*	173,351	7,651,713
Sapient Corporation*	400,100	2,408,602

		56,710,628

Capital Equipment - 1.65%
GrafTech International Ltd.*	7,000	104,650
Nordson Corporation	244,623	9,161,131

		9,265,781

Chemicals - Specialty - 1.41%
Airgas, Inc.	3,150	67,095
Minerals Technologies Inc.	138,250	7,894,075

		7,961,170

Communications Equipment - 2.53%
Extreme Networks, Inc.*	11,450	82,726
Inter-Tel, Incorporated	189,800	5,715,827
InterDigital Communications Corporation*	4,700	82,203
Polycom, Inc.*	3,500	74,305
Tekelec*	498,750	8,276,756

		14,231,817

Computers - Peripherals - 7.89%
Actel Corporation*	4,350	98,484
Activision, Inc.*	12,300	194,525
Agile Software Corporation*	8,350	73,146
Avid Technology, Inc.*	203,300	9,389,410
Cognex Corporation	22,840	759,773
EMC Corporation*	9,796	133,324
Informatica Corporation*	446,900	3,852,278
Kronos Incorporated*	171,700	5,582,826
Lexar Media, Inc.*	4,300	71,230
National Instruments Corporation	171,700	5,395,673
Openwave Systems Inc.*	413,066	5,493,778
Take-Two Interactive Software, Inc.*	363,850	13,369,668

		44,414,115

Construction Materials - 0.02%
Griffon Corporation*	4,450	96,120

Containers - 0.02%
Crown Holdings, Inc.*	9,750	90,870

Defense - 0.02%
Kroll Inc.*	3,750	100,687

Electrical Equipment - 1.26%
Power-One, Inc.*	639,100	7,084,423

Electronic Components - 4.29%
Axcelis Technologies, Inc.*	12,300	136,038
Brooks Automation, Inc.*	340	7,126
Cabot Microelectronics Corporation*	175,200	7,382,928
FormFactor, Inc.*	209,700	4,379,584
OmniVision Technologies, Inc.*	3,200	87,312
Power Integrations, Inc.*	407,350	11,925,171
Semtech Corporation*	3,950	90,396
Varian Semiconductor Equipment Associates, Inc.*	2,800	117,670

		24,126,225

Electronic Instruments - 3.79%
AMETEK, Inc.	40,990	1,050,984
APW Ltd.*	19	0
Asyst Technologies, Inc.*	5,750	47,265
Cymer, Inc.*	1,904	73,542
FLIR Systems, Inc.*	331,800	12,631,626
Fisher Scientific International Inc.*	1,900	104,576
Lam Research Corporation*	295,250	7,429,966

		21,337,959

Finance Companies - 1.39%
Financial Federal Corporation*	234,300	7,832,649

Food and Related - 1.07%
American Italian Pasta Company, Class A*	146,960	5,868,113
Hain Celestial Group, Inc. (The)*	5,400	119,043
Performance Food Group Company*	1,850	63,538

		6,050,694

Health Care - Drugs - 3.24%
Angiotech Pharmaceuticals, Inc.*	4,800	117,120
BioMarin Pharmaceutical Inc.*	5,850	44,372
Cubist Pharmaceuticals Inc.*	7,200	66,204
Inspire Pharmaceuticals, Inc.*	4,650	59,729
K-V Pharmaceutical Company, Class A*	5,000	122,800
Martek Biosciences Corporation*	118,272	6,739,139
Medicis Pharmaceutical Corporation, Class A	5,834	233,360
Myogen, Inc.*	189,950	2,080,902
Nabi Biopharmaceuticals*	5,750	89,125
Pharmaceutical Resources, Inc.*	152,700	8,682,522

		18,235,273

Health Care - General - 11.45%
ALARIS Medical, Inc.*	327,106	6,100,527
Advanced Neuromodulation Systems, Inc.*	111,700	4,032,929
Apria Healthcare Group Inc.*	3,000	89,820
Ciphergen Biosystems, Inc.*	519,400	4,349,975
Hologic, Inc.*	212,960	4,320,958
IDEXX Laboratories, Inc.*	132,154	7,513,616
Omnicare, Inc.	431,950	19,148,343
ResMed Inc.*	198,150	8,954,399
SonoSite, Inc.*	4,050	86,407
TheraSense, Inc.*	4,800	129,432
VISX, Incorporated*	496,450	9,690,704
Wilson Greatbatch Technologies, Inc.*	1,800	65,304

		64,482,414

Hospital Supply and Management - 7.77%
Accredo Health, Incorporated*	8,150	310,474
Advisory Board Company (The)*	151,385	5,544,476
Amsurg Corp.*	424,439	9,677,198
Centene Corporation*	4,300	131,537
Cerner Corporation*	373,450	16,835,126
Community Health Systems, Inc.*	4,600	128,018
LabOne, Inc.*	178,760	5,415,534
LifePoint Hospitals, Inc.*	6,050	195,808
Odyssey HealthCare, Inc.*	285,800	5,390,188
Province Healthcare Company*	6,350	100,965

		43,729,324

Insurance - Property and Casualty - 0.03%
HCC Insurance Holdings, Inc.	3,250	105,072
U.S.I. Holdings Corporation*	4,700	69,725

		174,797

Motor Vehicle Parts - 2.10%
Gentex Corporation	270,400	11,721,840
Quantum Fuel Systems Technologies Worldwide, Inc.*	9,900	78,507

		11,800,347

Petroleum - Domestic - 2.21%
Brown (Tom), Inc.*	2,450	92,120
Patterson-UTI Energy, Inc.*	341,750	12,038,144
Remington Oil and Gas Corporation*	4,000	79,000
Spinnaker Exploration Company*	2,700	96,984
Stone Energy Corporation*	2,839	140,417

		12,446,665

Petroleum - International - 2.65%
Newfield Exploration Company*	310,850	14,899,040

Petroleum - Services - 0.03%
FMC Technologies, Inc.*	3,750	101,362
Newpark Resources, Inc.*	12,250	63,700

		165,062

Photographic Equipment - 1.09%
DuPont Photomasks, Inc.*	265,250	6,155,126

Publishing - 3.90%
Getty Images, Inc.*	407,194	21,980,332

Railroad - 1.09%
Kansas City Southern*	440,450	6,122,255

Restaurants - 2.41%
CKE Restaurants, Inc.*	319,600	3,164,040
Sonic Corp.*	304,350	10,427,031

		13,591,071

Retail - General Merchandise - 0.02%
Cost Plus, Inc.*	2,600	108,537

Retail - Specialty Stores - 4.88%
Aeropostale, Inc.*	3,700	134,162
American Eagle Outfitters, Inc.*	4,350	117,254
AnnTaylor Stores Corporation*	3,250	139,100
Bombay Company, Inc. (The)*	313,100	2,457,835
Borders Group, Inc.	232,250	5,513,615
Delta and Pine Land Company	3,600	89,820
Guitar Center, Inc.*	2,500	93,062
Linens 'n Things, Inc.*	4,000	141,640
O'Reilly Automotive, Inc.*	252,500	10,087,375
Talbots, Inc. (The)	242,900	8,690,962

		27,464,825

Security and Commodity Brokers - 1.91%
Affiliated Managers Group, Inc.*	3,000	163,740
Chicago Mercantile Exchange Holdings Inc.	106,247	10,278,335
IndyMac Bancorp, Inc.	3,100	112,499
Jefferies Group, Inc.	3,500	123,655
Raymond James Financial, Inc.	4,200	104,370

		10,782,599

Timesharing and Software - 7.52%
Ask Jeeves, Inc.*	6,300	225,131
DoubleClick Inc.*	9,550	107,915
FactSet Research Systems, Inc.	315,850	13,442,576
FileNet Corporation*	320,100	8,519,462
Hyperion Solutions Corporation*	5,100	211,421
MatrixOne, Inc.*	15,800	114,787
Micromuse Inc.*	429,350	3,348,930
MicroStrategy Incorporated, Class A*	171,568	9,135,138
RealNetworks, Inc.*	4,550	27,323
Secure Computing Corporation*	1,053	17,190
webMethods, Inc.*	9,000	85,140
Zebra Technologies Corporation*	102,550	7,106,202

		42,341,215

Utilities - Telephone - 1.86%
CenturyTel, Inc.	148,900	4,093,261
Commonwealth Telephone Enterprises, Inc.*	155,050	6,361,702

		10,454,963

TOTAL COMMON STOCKS - 93.28%		$525,145,999

(Cost: $409,478,741)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 1.77%
Alcan Aluminum Corp.,
1.07%, 4-28-04	$10,000	9,991,975

Capital Equipment - 0.55%
Caterpillar Financial Services Corp.,
1.0%, 4-19-04	3,100	3,098,450

Electrical Equipment - 0.89%
W.W. Grainger, Inc.,
1.0%, 4-26-04	5,000	4,996,528

Food and Related - 0.41%
General Mills, Inc.,
1.14%, Master Note	284	284,000
Sara Lee Corporation,
1.05%, 4-26-04	2,001	1,999,541

		2,283,541

Health Care - General - 0.25%
Baxter International Inc.,
1.09%, 4-14-04	1,389	1,388,453

Publishing - 0.35%
Gannett Co., Inc.,
1.03%, 4-5-04	2,000	1,999,771

Retail - General Merchandise - 1.06%
Wal-Mart Stores, Inc.,
1.02%, 4-6-04	6,000	5,999,150

Utilities - Electric - 0.48%
PacifiCorp,
1.08%, 4-21-04	2,700	2,698,380

Utilities - Gas and Pipeline - 0.89%
Questar Corporation,
1.04%, 4-8-04	5,000	4,998,989

Utilities - Telephone - 0.53%
SBC International Inc. (SBC Communications Inc.),
1.03%, 4-20-04	3,000	2,998,369

TOTAL SHORT-TERM SECURITIES - 7.18%		$40,453,606

(Cost: $40,453,606)

TOTAL INVESTMENT SECURITIES - 100.46%		$565,599,605

(Cost: $449,932,347)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.46%)		(2,599,338)

NET ASSETS - 100.00%		$563,000,267

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY SMALL CAP GROWTH FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $449,932) (Notes 1 and 3)	$565,600
Cash	2,259
Receivables:
Investment securities sold	2,174
Fund shares sold	468
Dividends and interest	54
Prepaid and other assets	8

Total assets	570,563

LIABILITIES
Payable for investment securities purchased	6,140
Payable to Fund shareholders	1,178
Accrued shareholder servicing (Note 2)	118
Accrued accounting and administrative services fees (Note 2)	14
Accrued management fee (Note 2)	13
Accrued distribution fee (Note 2)	8
Accrued service fee (Note 2)	3
Other	89

Total liabilities	7,563

Total net assets	$563,000

NET ASSETS
$0.01 par value capital stock:
Capital stock	$497
Additional paid-in capital	551,185
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(42)
Accumulated undistributed net realized loss on investment transactions	(104,307)
Net unrealized appreciation in value of investments	115,667

Net assets applicable to outstanding units of capital	$563,000

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.36
Class B	$10.91
Class C	$11.02
Class Y	$12.26
Capital shares outstanding:
Class A	8,148
Class B	1,161
Class C	30,293
Class Y	10,121
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations

IVY SMALL CAP GROWTH FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends	$664
Interest and amortization	642

Total income	1,306

Expenses (Note 2):
Investment management fee	4,068
Distribution fee:
Class A	12
Class B	77
Class C	2,403
Class Y	240
Shareholder servicing:
Class A	136
Class B	60
Class C	1,053
Class Y	145
Service fee:
Class A	118
Class B	26
Class C	801
Accounting and administrative services fees	127
Legal fees	67
Custodian fees	26
Audit fees	21
Other	322

Total expenses	9,702

Net investment loss	(8,396)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	14,860
Unrealized appreciation in value of investments during the period	130,559

Net gain on investments	145,419

Net increase in net assets resulting from operations	$137,023

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY SMALL CAP GROWTH FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(8,396)	$(6,940)
Realized net gain (loss) on investments	14,860	(34,938)
Unrealized appreciation (depreciation)	130,559	(70,595)

Net increase (decrease) in net assets resulting from operations	137,023	(112,473)

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	83,571	(51,670)

Total increase (decrease)	220,594	(164,143)
NET ASSETS
Beginning of period	342,406	506,549

End of period	$563,000	$342,406

Undistributed net investment loss	$(42)	$(9)

(1)See "Financial Highlights" on pages 179 - 182.

See Notes to Financial Statements.

Financial Highlights

IVY SMALL CAP GROWTH FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-3-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.25	$10.59	$9.43	$19.64

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.23)	(0.59)	(0.02)
Net realized and unrealized gain (loss) on investments	3.19	(2.11)	1.75	(4.74)

Total from investment operations	3.11	(2.34)	1.16	(4.76)

Less distributions from capital gains	(0.00)	(0.00)	(0.00)	(5.45)

Net asset value, end of period	$11.36	$8.25	$10.59	$9.43

Total return(2)	37.70%	-22.10%	12.30%	-28.30%
Net assets, end of period (in millions)	$92	$20	$16	$4
Ratio of expenses to average net assets	1.48%	1.54%	1.39%	1.49	%(3)
Ratio of net investment loss to average net assets	-1.21%	-1.22%	-0.93%	-0.39	%(3)
Portfolio turnover rate	91%	31%	29%	48	%(4)

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY SMALL CAP GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-6-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$8.01	$10.40	$9.36	$19.26

Income (loss) from investment operations:
Net investment loss	(0.20)	(0.21)	(0.26)	(0.06)
Net realized and unrealized gain (loss) on investments	3.10	(2.18)	1.30	(4.39)

Total from investment operations	2.90	(2.39)	1.04	(4.45)

Less distributions from capital gains	(0.00)	(0.00)	(0.00)	(5.45)

Net asset value, end of period	$10.91	$8.01	$10.40	$9.36

Total return	36.21%	-22.98%	11.11%	-27.29%
Net assets, end of period (in millions)	$13	$7	$8	$5
Ratio of expenses to average net assets	2.57%	2.64%	2.43%	2.31	%(2)
Ratio of net investment loss to average net assets	-2.29%	-2.31%	-1.94%	-1.18	%(2)
Portfolio turnover rate	91%	31%	29%	48	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended March 31, 2001.

See Notes to Financial Statements.

Financial Highlights

IVY SMALL CAP GROWTH FUND(1)
Class C Shares(2)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$8.07	$10.44	$9.38	$21.64	$14.74

Income (loss) from investment operations:
Net investment loss	(0.21)	(0.16)	(0.16)	(0.10)	(0.18)
Net realized and unrealized gain (loss) on investments	3.16	(2.21)	1.22	(6.71)	10.22

Total from investment operations	2.95	(2.37)	1.06	(6.81)	10.04

Less distributions from capital gains	(0.00)	(0.00)	(0.00)	(5.45)	(3.14)

Net asset value, end of period	$11.02	$8.07	$10.44	$9.38	$21.64

Total return	36.56%	-22.70%	11.30%	-35.17%	73.38%
Net assets, end of period (in millions)	$334	$273	$435	$459	$801
Ratio of expenses to average net assets	2.31%	2.31%	2.20%	2.12%	2.11%
Ratio of net investment loss to average net assets	-2.03%	-1.98%	-1.70%	-0.81%	-0.90%
Portfolio turnover rate	91%	31%	29%	48%	82%

(1)Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.
(2)See Note 5.

See Notes to Financial Statements.

Financial Highlights

IVY SMALL CAP GROWTH FUND(1)
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$8.89	$11.39	$10.14	$22.65	$15.21

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.11)	(0.34)	(0.20)	(0.15)
Net realized and unrealized gain (loss) on investments	3.47	(2.39)	1.59	(6.86)	10.73

Total from investment operations	3.37	(2.50)	1.25	(7.06)	10.58

Less distributions from capital gains	(0.00)	(0.00)	(0.00)	(5.45)	(3.14)

Net asset value, end of period	$12.26	$8.89	$11.39	$10.14	$22.65

Total return	37.91%	-21.95%	12.33%	-34.67%	74.71%
Net assets, end of period (in millions)	$124	$42	$48	$21	$17
Ratio of expenses to average net assets	1.35%	1.33%	1.31%	1.30%	1.30%
Ratio of net investment loss to average net assets	-1.09%	-1.00%	-0.83%	-0.02%	-0.09%
Portfolio turnover rate	91%	31%	29%	48%	82%

(1)Small Cap Growth Fund (formerly Growth Fund) changed its name effective June 30, 2000.

See Notes to Financial Statements.

Manager's Discussion of
Ivy Tax-Managed Equity Fund

      March 31, 2004

An interview with Barry M. Ogden, CFA, CPA, portfolio manager of Ivy Tax-Managed Equity Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended March 31, 2004.

How did the Fund perform during the last fiscal year?
The Fund showed strong returns for the period; however, it underperformed its benchmark index. For the fiscal year, the Fund's Class A shares increased 31.24 percent without the impact of sales load and, with the sales load impact, increased 23.69 percent. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 35.13 percent during the period, and the Lipper Large-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 29.09 percent during the period. It should be noted that in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load. In addition, please note that the Fund's performance numbers do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Why did the Fund lag its benchmark index during the fiscal year?
We believe that our continued focus on investing in generally higher-quality companies was the key reason for the Fund lagging the benchmark. When the more speculative, higher-beta, lower-quality companies experienced spectacular returns for part of the year, this focus on quality caused the Fund to miss some of these gains.

Regarding our peer group, we believe the Fund benefited from an overweight position in the following two sectors: health care and technology. Each of these sectors helped the Fund's performance during the past 12 months. Within health care, we emphasized specialty pharmaceuticals, generics, managed care, orthopedics and medical devices. Within technology, we had overweight positions in Internet retailing and commerce, telecommunications networking, storage and software.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Continued productivity gains, low inflation, low interest rates, fiscal stimulus, tax reform and an improving global economy helped to push the broader equity markets to their highest point since early 2002. Equities posted their best yearly gains in more than three years, with companies posting strong earnings in 2003 as the corporate restructurings and layoffs of the past few years, coupled with strong revenue growth, began to pay off. When this momentum first began early in 2003, we were a bit skeptical of the sustainability of the recovery and weren't positioned as aggressively to fully capitalize on this momentum. Throughout the year, we became increasingly convinced that the earnings picture was improving and that equities would continue to move higher. As such, we increased our exposure to those sectors and companies we believed were well positioned to participate in a broadening economic and earnings recovery.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our strategy remains focused on and committed to investing in what we feel are high quality, growth-oriented companies that are able to deliver strong earnings growth for the foreseeable future. Generally, these companies are market-share leaders in their industry, are highly profitable and exhibit some sustainable competitive advantage within their industry. We also target companies that we believe will be able to grow their top-line over an extended period of time while still reporting strong profit margins. Many of the companies we tend to invest in generate large amounts of free cash and have a good balance sheet. A company's valuation relative to its future growth opportunities is taken into account and continues to play a key role in all investment decisions.

What is your outlook for the coming year, and what looks attractive to you going forward?
On the back of a much needed strong payroll number in March, we are optimistic about the prospects for the broader markets for the remainder of the year and believe the current economic environment is strong enough to support modest, positive returns for the remainder of the year. The consumer continues to surprise most with a willingness to spend and this shows no signs of abating anytime soon, especially in the face of higher tax refunds, record consumer confidence levels and a better job environment. With corporate profits improving, we suspect that the upside surprise of 2004 may come from corporate spending being better than expected.

Although the Federal Reserve Board has marginally backed off its recent stance on keeping interest rates low for a long time, it continues to stand by its stance that inflationary pressures are low, excess capacity in the system exists, productivity remains high and the output gap is real. As such, we believe the Fed is unlikely to raise rates in the first half of the year and probably not before the fourth quarter at the earliest. Although mortgage rates have backed up in the past month, we remain at historically low levels and this has been an important catalyst for housing turnover and consumer spending in recent years. We expect mortgage rates may move up gradually as the economy continues to improve, but we suspect that they will not reach a level in 2004 that would shut down the housing market and eliminate a key driver to the economy.

In summary, we are bullish on the outlook for the markets for the remainder of the year. As such, barring any substantial changes to our outlook, we feel a more aggressive position for the Fund is still warranted at this time. We anticipate remaining overweight in health care, technology and energy, while underweighting interest-rate-sensitive areas such as financials.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Ivy Tax-Managed Equity Fund, Class A Shares(1)	$7,088
S&P 500 Index	$8,195
Lipper Large-Cap Growth Funds Universe Average	$5,991

		Ivy Tax-Managed Equity Fund, Class A Shares	S&P 500 Index	Lipper Large-Cap Growth Funds Universe Average
JUNE	6/30/03	9,425	10,000	10,000
MARCH 31	2001	6,777	8,043	6,658
MARCH 31	2002	6,060	8,060	6,292
MARCH 31	2003	5,401	6,064	4,641
MARCH 31	2004	7,088	8,195	5,991

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C
1-year period ended 3-31-04	23.69%	26.11%	29.98%
Since inception of Class through 3-31-04(3)	-8.76%	-9.15%	-8.30%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit ivyfunds.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(3)6-30-00 for Class A shares, 7-13-00 for Class B shares and 7-6-00 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF IVY TAX-MANAGED EQUITY FUND

Portfolio Highlights

On March 31, 2004, the Fund had net assets totaling $7,861,805 invested in a diversified portfolio of:

96.77%	Common Stocks
3.23%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2004, your Fund owned:

Health Care Stocks	$31.96
Technology Stocks	$25.61
Financial Services Stocks	$10.67
Retail Stocks	$9.30
Energy Stocks	$8.24
Business Equipment and Services Stocks	$4.41
Miscellaneous Stocks	$3.65
Cash and Cash Equivalents	$3.23
Multi-Industry Stocks	$2.93

The Investments of Ivy Tax-Managed Equity Fund

March 31, 2004
COMMON STOCKS	Shares	Value

Air Transportation - 1.16%
Southwest Airlines Co.	6,400	$90,944

Banks - 1.31%
Citigroup Inc.	2,000	103,400

Beverages - 1.34%
Coca-Cola Company (The)	2,100	105,630

Broadcasting - 1.15%
Viacom Inc., Class B	2,300	90,183

Communications Equipment - 1.89%
Cisco Systems, Inc.*	6,300	148,270

Computers - Micro - 2.56%
Dell Inc.*	6,000	201,510

Computers - Peripherals - 12.34%
EMC Corporation*	9,000	122,490
Lexmark International, Inc.*	900	82,800
Mercury Interactive Corporation*	2,100	93,933
Microsoft Corporation	9,400	234,530
SAP Aktiengesellschaft, ADR	6,300	247,653
VERITAS Software Corporation*	7,000	188,720

		970,126

Electronic Components - 5.36%
Analog Devices, Inc.	1,500	72,015
Intel Corporation	4,200	114,156
Microchip Technology Incorporated	3,700	98,069
Texas Instruments Incorporated	4,700	137,334

		421,574

Electronic Instruments - 3.46%
Agilent Technologies, Inc.*	2,400	75,912
KLA-Tencor Corporation*	3,900	196,072

		271,984

Finance Companies - 1.71%
Countrywide Financial Corporation	1,400	134,260

Health Care - Drugs - 22.01%
Allergan, Inc.	2,100	176,736
Amgen Inc.*	3,200	186,064
Barr Laboratories, Inc.*	3,600	165,240
Eli Lilly and Company	1,100	73,590
Forest Laboratories, Inc.*	8,000	572,960
Genentech, Inc.*	1,600	169,312
Gilead Sciences, Inc.*	3,300	183,645
Teva Pharmaceutical Industries Limited, ADR	3,200	202,784

		1,730,331

Health Care - General - 7.77%
Boston Scientific Corporation	4,600	194,948
St. Jude Medical, Inc.*	2,700	194,670
Zimmer Holdings, Inc.*	3,000	221,340

		610,958

Hospital Supply and Management - 2.18%
Aetna Inc.*	1,000	89,720
Anthem, Inc.*	900	81,576

		171,296

Insurance - Property and Casualty - 1.27%
Berkshire Hathaway Inc., Class B*	32	99,552

Multiple Industry - 2.93%
3M Company	1,100	90,057
Research In Motion Limited* (A)	1,500	139,995

		230,052

Petroleum - Domestic - 1.88%
Patterson-UTI Energy, Inc.*	4,200	147,945

Petroleum - International - 5.20%
Anadarko Petroleum Corporation	1,900	98,534
Apache Corporation	3,200	138,144
Burlington Resources Inc.	1,600	101,808
Exxon Mobil Corporation	1,700	70,703

		409,189

Petroleum - Services - 1.16%
Nabors Industries Ltd.*	2,000	91,500

Restaurants - 2.49%
Panera Bread Company, Class A*	2,100	81,722
Wendy's International, Inc.	2,800	113,932

		195,654

Retail - General Merchandise - 4.91%
Costco Wholesale Corporation*	4,400	165,220
Wal-Mart Stores, Inc.	3,700	220,853

		386,073

Retail - Specialty Stores - 1.90%
Gap, Inc. (The)	6,800	149,056

Security and Commodity Brokers - 6.38%
Chicago Mercantile Exchange Holdings Inc.	2,600	251,524
Goldman Sachs Group, Inc. (The)	900	93,915
Merrill Lynch & Co., Inc.	700	41,692
Morgan Stanley	2,000	114,600

		501,731

Timesharing and Software - 4.41%
eBay Inc.*	5,000	346,500

TOTAL COMMON STOCKS - 96.77%		$7,607,718

(Cost: $6,311,356)

TOTAL SHORT-TERM SECURITIES - 1.70%		$134,000

(Cost: $134,000)

TOTAL INVESTMENT SECURITIES - 98.47%		$7,741,718

(Cost: $6,445,356)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.53%		120,087

NET ASSETS - 100.00%		$7,861,805

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)	Security serves as cover for the following written call options outstanding as of March 31, 2004. (See Note 6 to financial statements):

	Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value
	Research In Motion Limited	7	April/120	$854	$210
	See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
	See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

IVY TAX-MANAGED EQUITY FUND
March 31, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $6,445) (Notes 1 and 3)	$7,742
Cash	1
Receivables:
Investment securities sold	149
Fund shares sold	80
Dividends and interest	1

Total assets	7,973

LIABILITIES
Payable for investment securities purchased	80
Payable to Fund shareholders	25
Accrued shareholder servicing (Note 2)	1
Outstanding written options at market (Note 6)	-	*
Other	5

Total liabilities	111

Total net assets	$7,862

NET ASSETS
$0.01 par value capital stock:
Capital stock	$11
Additional paid-in capital	9,426
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(-	)*
Accumulated undistributed net realized loss on investment transactions	(2,872)
Net unrealized appreciation in value of securities	1,296
Net unrealized appreciation in value of written options	1

Net assets applicable to outstanding units of capital	$7,862

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.52
Class B	$7.26
Class C	$7.24
Capital shares outstanding:
Class A	791
Class B	74
Class C	190
Capital shares authorized	350,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations

IVY TAX-MANAGED EQUITY FUND
For the Fiscal Year Ended March 31, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends	$24
Interest and amortization	2

Total income	26

Expenses (Note 2):
Investment management fee	40
Registration fees	38
Audit fees	18
Service fee:
Class A	10
Class B	1
Class C	2
Distribution fee:
Class A	2
Class B	3
Class C	7
Shareholder servicing:
Class A	7
Class B	1
Class C	4
Custodian fees	4
Legal fees	1
Other	4

Total	142
Less voluntary waiver of investment management fee (Note 2)	(40)

Total expenses	102

Net investment loss	(76)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	327
Realized net loss on written options	(14)

Realized net gain on investments	313

Unrealized appreciation in value of securities during the period	1,271
Unrealized appreciation in value of written options during the period	17

Unrealized appreciation in value of investments during the period	1,288

Net gain on investments	1,601

Net increase in net assets resulting from operations	$1,525

See Notes to Financial Statements.

Statement of Changes in Net Assets

IVY TAX-MANAGED EQUITY FUND
(In Thousands)

	For the fiscal year ended March 31,
	2004		2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(76)		$(44)
Realized net gain (loss) on investments	313		(504)
Unrealized appreciation (depreciation)	1,288		(92)

Net increase (decrease) in net assets resulting from operations	1,525		(640)

Capital share transactions (Note 5)	1,872		(544)

Total increase (decrease)	3,397		(1,184)
NET ASSETS
Beginning of period	4,465		5,649

End of period	$7,862		$4,465

Undistributed net investment income (loss)	$ (-	)*	$-

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 193 - 195.

See Notes to Financial Statements.

Financial Highlights

IVY TAX-MANAGED EQUITY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 6-30-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$5.73	$6.43	$7.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.03)	(0.08)	0.00
Net realized and unrealized gain (loss) on investments	1.85	(0.67)	(0.68)	(2.81)

Total from investment operations	1.79	(0.70)	(0.76)	(2.81)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$7.52	$5.73	$6.43	$7.19

Total return(2)	31.24%	-10.89%	-10.57%	-28.10%
Net assets, end of period (in millions)	$6	$4	$4	$4
Ratio of expenses to average net assets including voluntary expense waiver	1.47%	1.50%	1.62%	1.27	%(3)
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.05%	-0.67%	-0.92%	-0.09	%(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.12%	2.15%	2.17%	1.80	%(3)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-1.70%	-1.32%	-1.46%	-0.62	%(3)
Portfolio turnover rate	115%	145%	96%	73%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY TAX-MANAGED EQUITY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period

	For the fiscal year ended March 31,			For the period from 7-13-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$5.58	$6.31	$7.12	$10.06

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.11)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	1.77	(0.62)	(0.68)	(2.89)

Total from investment operations	1.68	(0.73)	(0.81)	(2.94)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$7.26	$5.58	$6.31	$7.12

Total return	30.11%	-11.57%	-11.38%	-29.22%
Net assets, end of period (in thousands)	$538	$247	$358	$296
Ratio of expenses to average net assets including voluntary expense waiver	2.28%	2.47%	2.56%	2.45	%(2)
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.87%	-1.63%	-1.86%	-1.74	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.93%	3.12%	3.42%	3.48	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-2.52%	-2.28%	-2.71%	-2.77	%(2)
Portfolio turnover rate	115%	145%	96%	73%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

IVY TAX-MANAGED EQUITY FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended March 31,			For the period from 7-6-00(1) to
	2004	2003	2002	3-31-01

Net asset value, beginning of period	$5.57	$6.32	$7.13	$10.01

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.12)	(0.19)	(0.06)
Net realized and unrealized gain (loss) on investments	1.78	(0.63)	(0.62)	(2.82)

Total from investment operations	1.67	(0.75)	(0.81)	(2.88)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$7.24	$5.57	$6.32	$7.13

Total return	29.98%	-11.87%	-11.36%	-28.77%
Net assets, end of period (in thousands)	$1,374	$685	$865	$2
Ratio of expenses to average net assets including voluntary expense waiver	2.46%	2.64%	2.76%	2.35	%(2)
Ratio of net investment loss to average net assets including voluntary expense waiver	-2.05%	-1.81%	-2.07%	-1.52	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	3.11%	3.29%	3.69%	3.34	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-2.70%	-2.46%	-2.99%	-2.50	%(2)
Portfolio turnover rate	115%	145%	96%	73%

(1)Commencement of operations of the class.
(2)Annualized.
See Notes to Financial Statements.

Notes to Financial Statements
March 31, 2004

Note 1 - Significant Accounting Policies

Ivy Funds, Inc. (formerly W&R Funds, Inc.) (see Note 10) (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues twelve series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Corporation's financial statements. Gains or losses are realized by the Corporation at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Corporation uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

F. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following the applicable record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2004 the following amounts were reclassified:

	Accumulated Realized Capital Gains	Accumulated Undistributed Net Investment Income	Additional Paid-in Capital

Ivy Core Equity Fund	$5,706,946	$842,176	$(6,549,122)
Ivy International Growth Fund	11,928,733	-	(11,928,733)
Ivy Large Cap Growth Fund	994,951	751,579	(1,746,530)
Ivy Mid Cap Growth Fund	-	814,841	(814,841)
Ivy Science and Technology Fund	45,738,257	2,403,204	(48,141,461)
Ivy Small Cap Growth Fund	5,228,459	8,363,318	(13,591,777)
Ivy Tax-Managed Equity Fund	-	76,063	(76,063)

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Ivy Investment Company ("WRIICO"), a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR"), serves as the Corporation's investment manager. WRIICO provides advice and supervises investments for which services it is paid a fee. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), served as the investment manager. On June 30, 2003, WRIMCO assigned the investment management agreement between it and the Corporation to WRIICO, an affiliated entity. The fee is payable by each Fund at the following annual rates:

Fund	Net Assets Breakpoints	Annual Rate

Ivy Asset Strategy Fund	Up to $1 Billion	..700%
	Over $1 Billion up to $2 Billion	..650%
	Over $2 Billion up to $3 Billion	..600%
	Over $3 Billion	..550%

Ivy Core Equity Fund	Up to $1 Billion	..700%
	Over $1 Billion up to $2 Billion	..650%
	Over $2 Billion up to $3 Billion	..600%
	Over $3 Billion	..550%

Ivy High Income Fund	Up to $500 Million	..625%
	Over $500 Million up to $1 Billion	..600%
	Over $1 Billion up to $1.5 Billion	..550%
	Over $1.5 Billion	..500%

Ivy International Growth Fund	Up to $1 Billion	..850%
	Over $1 Billion up to $2 Billion	..830%
	Over $2 Billion up to $3 Billion	..800%
	Over $3 Billion	..760%

Ivy Large Cap Growth Fund	Up to $1 Billion	..700%
	Over $1 Billion up to $2 Billion	..650%
	Over $2 Billion up to $3 Billion	..600%
	Over $3 Billion	..550%

Ivy Limited-Term Bond Fund	Up to $500 Million	..500%
	Over $500 Million up to $1 Billion	..450%
	Over $1 Billion up to $1.5 Billion	..400%
	Over $1.5 Billion	..350%

Ivy Mid Cap Growth Fund	Up to $1 Billion	..850%
	Over $1 Billion up to $2 Billion	..830%
	Over $2 Billion up to $3 Billion	..800%
	Over $3 Billion	..760%

Ivy Money Market Fund	All levels	..400%

Ivy Municipal Bond Fund	Up to $500 Million	..525%
	Over $500 Million up to $1 Billion	..500%
	Over $1 Billion up to $1.5 Billion	..450%
	Over $1.5 Billion	..400%

Ivy Science and Technology Fund	Up to $1 Billion	..850%
	Over $1 Billion up to $2 Billion	..830%
	Over $2 Billion up to $3 Billion	..800%
	Over $3 Billion	..760%

Ivy Small Cap Growth Fund	Up to $1 Billion	..850%
	Over $1 Billion up to $2 Billion	..830%
	Over $2 Billion up to $3 Billion	..800%
	Over $3 Billion	..760%

Ivy Tax-Managed Equity Fund	Up to $1 Billion	..650%
	Over $1 Billion up to $2 Billion	..600%
	Over $2 Billion up to $3 Billion	..550%
	Over $3 Billion	..500%

The fee is accrued and paid daily. However, WRIICO has agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIICO's right to change or modify this waiver. During the period ended March 31, 2004, WRIICO voluntarily waived its fee as shown in the following table:

Ivy Mid Cap Growth Fund	$29,876
Ivy Money Market Fund	63,791
Ivy Tax-Managed Equity Fund	39,515

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), an indirect subsidiary of WDR. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. Prior to July 1, 2003, for these services, each of the Funds paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,000
From	$25 to	$50	$22,000
From	$50 to	$100	$33,000
From	$100 to	$200	$44,000
From	$200 to	$350	$55,000
From	$350 to	$550	$66,000
From	$550 to	$750	$77,000
From	$750 to	$1,000	$93,500
	$1,000 and Over		$110,000

After July 1, 2003, for these services, each of the Funds pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

After July 1, 2003, each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until Fund net assets are at least $10 million. For the period ended March 31, 2004, WRSCO voluntarily waived $483 for Ivy Tax-Managed Equity Fund.

Under the Shareholder Servicing Agreement between the Corporation and WRSCO, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month: Ivy Asset Strategy Fund pays a monthly fee of $1.5792; Ivy High Income Fund, Ivy Limited-Term Bond Fund and Ivy Municipal Bond Fund each pay a monthly fee of $1.6958; and Ivy Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Tax-Managed Equity Fund each pay a monthly fee of $1.5042. Ivy Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes.

Prior to June 16, 2003, Waddell & Reed, Inc. ("W&R") served as underwriter for the Corporation's shares. On June 16, 2003, W&R assigned the underwriting agreement to Ivy Funds Distributor, Inc. ("IFDI"), a wholly-owned subsidiary of WRIICO. As principal underwriter for the Corporation's shares, IFDI receives sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to IFDI. During the period ended March 31, 2004, IFDI received the following amounts in sales commissions and deferred sales charges:

	Sales Commissions	CDSC
		Class A	Class B	Class C

Ivy Asset Strategy Fund	$120,505	$-	$32,181	$1,927
Ivy Core Equity Fund	100,488	-	24,962	6,567
Ivy High Income Fund	150,188	-	5,122	3,513
Ivy International Growth Fund	38,663	-	12,228	1,269
Ivy Large Cap Growth Fund	227,217	-	9,465	876
Ivy Limited-Term Bond Fund	177,026	-	32,055	3,274
Ivy Mid Cap Growth Fund	168,953	-	14,329	1,047
Ivy Money Market Fund	-	-	17,490	16,787
Ivy Municipal Bond Fund	17,867	-	3,586	435
Ivy Science and Technology Fund	145,517	-	18,299	3,788
Ivy Small Cap Growth Fund	294,276	-	25,215	9,680
Ivy Tax-Managed Equity Fund	23,139	-	612	20

With respect to Class A, Class B and Class C shares, IFDI pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended March 31, 2004, the following amounts were paid:

Ivy Asset Strategy Fund	$197,920
Ivy Core Equity Fund	168,805
Ivy High Income Fund	169,490
Ivy International Growth Fund	55,863
Ivy Large Cap Growth Fund	226,599
Ivy Limited-Term Bond Fund	181,860
Ivy Mid Cap Growth Fund	168,966
Ivy Money Market Fund	6,704
Ivy Municipal Bond Fund	22,972
Ivy Science and Technology Fund	199,116
Ivy Small Cap Growth Fund	379,250
Ivy Tax-Managed Equity Fund	22,460

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to IFDI in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan. In the current environment of low interest rates, IFDI has voluntarily agreed to reimburse sufficient distribution and service fees to any class of Ivy Money Market Fund in order to insure the yield of that class remains at or above 0.01%.

In addition, IFDI and WRSCO have voluntarily agreed to waive sufficient Fund expenses to ensure that the total annual fund operating expenses do not exceed the following levels for the specified funds/classes:

Fund and Class	Expense Limitation (as a percentage of average net assets of each Class)

Ivy Large Cap Growth Fund, Class A	1.50%
Ivy Large Cap Growth Fund, Class C	2.25%
Ivy Large Cap Growth Fund, Class Y	1.20%
Ivy Mid Cap Growth Fund, Class A	1.65%
Ivy Mid Cap Growth Fund, Class C	2.35%
Ivy Mid Cap Growth Fund, Class Y	1.25%

Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

The Corporation paid Directors' fees of $182,297, which are included in other expenses.

Note 3 - Investment Securities Transactions

Investment securities transactions for the period ended March 31, 2004 are summarized as follows:

	Ivy Asset Strategy Fund	Ivy Core Equity Fund	Ivy High Income Fund

Purchases of investment securities, excluding short-term and United States Government securities	$83,439,784	$144,911,008	$53,798,410
Purchases of bullion	5,636,016	-	-
Purchases of United States Government securities	50,747,406	-	-
Purchases of short-term securities	343,852,448	770,660,252	356,660,433
Purchases of options	847,023	-	-
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	64,094,358	162,477,728	32,207,343
Proceeds from sales of bullion	4,679,053	-	-
Proceeds from maturities and sales of United States Government securities	76,595,418	-	-
Proceeds from maturities and sales of short-term securities	341,247,975	800,487,329	360,144,510
Proceeds from options	876,702	-	-

	Ivy International Growth Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund

Purchases of investment securities, excluding short-term and United States Government securities	$115,991,219	$200,429,720	$5,572,278
Purchases of United States Government securities	-	-	15,852,365
Purchases of short-term securities	441,509,571	639,431,709	91,577,149
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	120,989,846	122,093,959	11,302,179
Proceeds from maturities and sales of United States Government securities	-	-	21,205,698
Proceeds from maturities and sales of short-term securities	462,571,763	638,830,159	95,666,000

	Ivy Mid Cap Growth Fund	Ivy Municipal Bond Fund	Ivy Science and Technology Fund

Purchases of investment securities, excluding short-term and United States Government securities	$25,606,841	$2,856,182	$154,765,257
Purchases of United States Government securities	-	-	-
Purchases of short-term securities	828,100,735	15,269,828	559,481,782
Purchases of options	266,919	-	821,065
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	11,550,134	5,771,550	126,595,756
Proceeds from maturities and sales of United States Government securities	-	-	-
Proceeds from maturities and sales of short-term securities	829,399,000	15,567,000	582,437,842
Proceeds from options	72,496	-	453,485

	Ivy Small Cap Growth Fund	Ivy Tax-Managed Equity Fund

Purchases of investment securities, excluding short-term and United States Government securities	$436,992,455	$8,663,161
Purchases of short-term securities	1,613,069,362	21,706,000
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	380,262,522	6,813,587
Proceeds from maturities and sales of short-term securities	1,633,668,947	21,921,000

For Federal income tax purposes, cost of investments owned at March 31, 2004 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Ivy Asset Strategy Fund	$66,579,568	$6,621,697	$600,786	$6,020,911
Ivy Core Equity Fund	227,251,629	66,006,651	4,511,127	61,495,524
Ivy High Income Fund	50,028,540	3,617,393	619,196	2,998,197
Ivy International Growth Fund	60,794,913	14,276,128	1,175,023	13,101,105
Ivy Large Cap Growth Fund	128,426,859	18,801,864	1,436,673	17,365,191
Ivy Limited-Term Bond Fund	61,785,955	1,729,819	3,963	1,725,856
Ivy Mid Cap Growth Fund	57,794,124	15,764,946	908,126	14,856,820
Ivy Money Market Fund	51,923,492	-	-	-
Ivy Municipal Bond Fund	23,917,529	1,198,218	12,439	1,185,779
Ivy Science and Technology Fund	123,392,251	27,412,935	3,700,461	23,712,474
Ivy Small Cap Growth Fund	450,493,981	128,418,660	13,313,036	115,105,624
Ivy Tax-Managed Equity Fund	6,468,659	1,426,388	153,329	1,273,059

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended March 31, 2004 and the related Capital Loss Carryover and Post-October activity were as follows:

	Ivy Asset Strategy Fund	Ivy Core Equity Fund	Ivy High Income Fund

Net ordinary income	$440,231	$-	$2,763,449
Distributed ordinary income	291,111	-	2,744,773
Undistributed ordinary income	178,363	-	53,789
Realized long-term capital gains	705,308	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	-	-	-

Post-October losses deferred	-	-	-

	Ivy International Growth Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund

Net ordinary income	$596,184	$-	$1,770,254
Distributed ordinary income	-	-	1,776,136
Undistributed ordinary income	596,184	-	18,832

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	-	697,963	-

Post-October losses deferred	-	-	-

	Ivy Mid Cap Growth Fund	Ivy Money Market Fund	Ivy Municipal Bond Fund

Net ordinary income	$-	$117,772	$697,921
Distributed ordinary income	-	115,726	699,824
Undistributed ordinary income	-	3,225	7,984

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	949,121	-	-

Post-October losses deferred	-	-	-

	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund	Ivy Tax-Managed Equity Fund

Net ordinary income	$-	$-	$-
Distributed ordinary income	-	-	-
Undistributed ordinary income	-	-	-

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	398,136	4,914,132	-

Post-October losses deferred	3,098,656	-	-

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Core Equity Fund	Ivy High Income Fund	Ivy International Growth Fund	Ivy Large Cap Growth Fund

March 31, 2008	$-	$-	$-	$1,248,351
March 31, 2009	9,081,397	2,151,588	2,037,316	11,368,220
March 31, 2010	24,707,301	1,271,702	30,977,184	9,290,552
March 31, 2011	34,598,073	1,182,962	19,867,500	4,727,341
March 31, 2012	-	-	-	697,963

Total carryover	$68,386,771	$4,606,252	$52,882,000	$27,332,427

	Ivy Limited- Term Bond Fund	Ivy Mid Cap Growth Fund	Ivy Municipal Bond Fund	Ivy Science and Technology Fund

March 31, 2008	$-	$-	$-	$1,283,191
March 31, 2009	48,397	24,758,168	278,317	1,113,450
March 31, 2010	-	17,363,901	230,753	21,834,936
March 31, 2011	456,813	5,387,010	75,199	16,278,545
March 31, 2012	-	949,121	-	398,136

Total carryover	$505,210	$48,458,200	$584,269	$40,908,258

	Ivy Small Cap Growth Fund	Ivy Tax-Managed Equity Fund

March 31, 2008	$7,487,458	$-
March 31, 2009	3,509,351	-
March 31, 2010	62,608,681	1,843,804
March 31, 2011	25,225,254	1,005,096
March 31, 2012	4,914,132	-

Total carryover	$103,744,876	$2,848,900

Ivy U.S. Blue Chip Fund was merged into Ivy Core Equity Fund as of June 16, 2003 (see Note 8) and Advantus Index 500 Fund was merged into Ivy Core Equity Fund as of December 8, 2003 (see Note 9). At the time of the mergers, Ivy U.S. Blue Chip Fund and Advantus Index 500 Fund had capital loss carryovers available to offset future gains of the Ivy Core Equity Fund. Ivy US Blue Chip Fund's carryovers are limited to $1,479,061 for each period ending from March 31, 2005 through 2011 plus any unused limitations from prior years.

Ivy Global Fund and Ivy International Small Companies Fund were merged into Ivy International Growth Fund as of June 16, 2003 (see Note 8). At the time of the merger, Ivy Global Fund and Ivy International Small Companies Fund had capital loss carryovers available to offset future gains of the Ivy International Growth Fund. These carryovers are limited to $181,724 and $225,739, respectively, for each period ending from March 31, 2005 through 2011 plus any unused limitations from prior years.

Advantus Horizon Fund was merged into Ivy Large Cap Growth Fund as of December 8, 2003 (see Note 9). At the time of the merger, Advantus Horizon Fund had capital loss carryovers available to offset future gains of the Ivy Large Cap Growth Fund. These carryovers are limited to $3,296,848 for the period ending March 31, 2005 and $1,383,732 for each period ending from March 31,2006 through 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Ivy US Emerging Growth Fund was merged into Ivy Mid Cap Growth fund as of June 16, 2003 (see Note 8). At the time of the merger, Ivy Mid Cap Growth Fund had capital loss carryovers available to offset future gains. These carryovers are limited to $2,119,084 for the period ending March 31, 2005 and $1,182,294 for each period from March 31, 2006 through 2011 and $197,085 for the period ending March 31, 2012 plus any unused limitations from prior years.

Ivy Global Science & Technology Fund was merged into Ivy Science and Technology Fund as of June 16, 2003 (see Note 8). At the time of the merger, Ivy Global Science & Technology Fund had capital loss carryovers available to offset future gains of the Ivy Science and Technology Fund. These carryovers are limited to $741,602 for the period ending March 31, 2005 and $413,760 for each period ending from March 31, 2006 through 2011 plus any unused limitations from prior years.

Advantus Enterprise Fund was merged into Ivy Small Cap Growth Fund as of December 8, 2003 (see Note 9). At the time of the merger, Advantus Enterprise Fund had capital loss carryovers available to offset future gains of the Ivy Small Cap Growth Fund. These carryovers are limited to $2,719,520 for the period ending March 31, 2005 and $2,069,323 for each period ending from March 31, 2006 through 2010 and $564,364 for the period ending March 31, 2011 plus any unused limitations from prior years.

Note 5 - Multiclass Operations

Each Fund within the Corporation currently offers four classes of shares, Class A, Class B, Class C and Class Y (other than Money Market Fund which offers only Class A, Class B and Class C shares), each of which have equal rights as to assets and voting privileges. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

For Funds in existence on March 24, 2000, Class B shares were combined with Class C shares and were redesignated Class C shares on that date.

Transactions in capital stock for the fiscal year ended March 31, 2004 are summarized below. Amounts are in thousands.

	Ivy Asset Strategy Fund	Ivy Core Equity Fund	Ivy High Income Fund

Shares issued from sale of shares:
Class A	1,053	5,603	1,618
Class B	390	1,371	258
Class C	619	2,100	966
Class Y	136	189	1,152
Shares issued in connection with mergers of Ivy US Blue Chip Fund and Advantus Index 500 Fund:
Class A	N/A	7,526	N/A
Class B	N/A	1,048	N/A
Class C	N/A	63	N/A
Class Y	N/A	69	N/A
Shares issued from reinvestment of dividends:
Class A	10	-	71
Class B	1	-	14
Class C	12	-	139
Class Y	1	-	75
Shares redeemed:
Class A	(537)	(5,808)	(428)
Class B	(141)	(1,567)	(80)
Class C	(1,359)	(7,452)	(807)
Class Y	(86)	(369)	(583)

Increase in outstanding capital shares	99	2,773	2,395

Value issued from sale of shares:
Class A	$12,565	$36,676	$13,999
Class B	4,632	8,830	2,234
Class C	7,365	22,358	8,268
Class Y	1,644	1,361	9,619
Value issued in connection with mergers of Ivy US Blue Chip Fund and Advantus Index 500 Fund:
Class A	N/A	57,881	N/A
Class B	N/A	7,641	N/A
Class C	N/A	463	N/A
Class Y	N/A	533	N/A
Value issued from reinvestment of dividends:
Class A	118	-	612
Class B	11	-	117
Class C	145	-	1,194
Class Y	13	-	642
Value redeemed:
Class A	(6,418)	(44,359)	(3,657)
Class B	(1,674)	(11,548)	(691)
Class C	(16,033)	(55,231)	(6,938)
Class Y	(1,009)	(2,887)	(4,980)

Increase in outstanding capital	$1,359	$21,718	$20,419

	Ivy International Growth Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund

Shares issued from sale of shares:
Class A	4,008	3,672	2,509
Class B	361	433	357
Class C	578	895	600
Class Y	10,647	7,115	355
Shares issued in connection with merger of Advantus Horizon Fund:
Class A	N/A	3,201	N/A
Shares issued in connection with mergers of Ivy International Small Companies Fund and Ivy Global Fund:
Class A	648	N/A	N/A
Class B	272	N/A	N/A
Class C	109	N/A	N/A
Class Y	30	N/A	N/A
Shares issued from reinvestment of dividends:
Class A	-	-	103
Class B	-	-	10
Class C	-	-	46
Class Y	-	-	5
Shares redeemed:
Class A	(4,232)	(1,581)	(3,081)
Class B	(411)	(91)	(336)
Class C	(1,695)	(251)	(1,500)
Class Y	(11,599)	(858)	(392)

Increase (decrease) in outstanding capital shares	(1,284)	12,535	(1,324)

Value issued from sale of shares:
Class A	33,106	33,918	26,204
Class B	3,526	3,634	3,725
Class C	12,513	7,655	6,261
Class Y	89,992	62,609	3,720
Value issued in connection with merger of Advantus Horizon Fund:
Class A	N/A	29,203	N/A
Value issued in connection with merger of Ivy International Small Companies Fund and Ivy Global Fund:
Class A	5,646	N/A	N/A
Class B	2,298	N/A	N/A
Class C	928	N/A	N/A
Class Y	284	N/A	N/A
Value issued from reinvestment of dividends:
Class A	-	-	1,079
Class B	-	-	106
Class C	-	-	476
Class Y	-	-	50
Value redeemed:
Class A	(36,188)	(13,747)	(32,153)
Class B	(3,580)	(777)	(3,509)
Class C	(14,976)	(2,196)	(15,667)
Class Y	(106,687)	(7,961)	(4,108)

Increase (decrease) in outstanding capital	$(13,138)	$112,338	$(13,816)

	Ivy Mid Cap Growth Fund	Ivy Money Market Fund	Ivy Municipal Bond Fund

Shares issued from sale of shares:
Class A	4,450	29,888	390
Class B	1,514	4,918	44
Class C	912	10,784	85
Class Y	358	N/A	- *
Shares issued in connection with merger of Advantus Money Market Fund:
Class A	N/A	32,239	N/A
Shares issued in connection with merger of Ivy US Emerging Growth Fund:
Class A	2,114	N/A	N/A
Class B	1,208	N/A	N/A
Class C	160	N/A	N/A
Class Y	39	N/A	N/A
Shares issued from reinvestment of dividends:
Class A	-	111	9
Class B	-	- *	1
Class C	-	2	45
Class Y	-	N/A	- *
Shares redeemed:
Class A	(3,153)	(27,380)	(241)
Class B	(1,628)	(4,881)	(17)
Class C	(424)	(14,717)	(585)
Class Y	(297)	N/A	- *

Increase (decrease) in outstanding capital shares	5,253	30,964	(269)

Value issued from sale of shares:
Class A	$36,931	$29,888	$4,386
Class B	11,807	4,918	495
Class C	6,784	10,784	957
Class Y	2,216	N/A	1
Value issued in connection with merger of Advantus Money Market Fund:
Class A	N/A	32,239	N/A
Value issued in connection with merger of Ivy US Emerging Growth Fund:
Class A	16,592	N/A	N/A
Class B	9,204	N/A	N/A
Class C	1,230	N/A	N/A
Class Y	308	N/A	N/A
Value issued from reinvestment of dividends:
Class A	-	111	96
Class B	-	- *	11
Class C	-	2	509
Class Y	-	N/A	- *
Value redeemed:
Class A	(25,327)	(27,380)	(2,706)
Class B	(12,667)	(4,881)	(190)
Class C	(3,390)	(14,717)	(6,556)
Class Y	(2,338)	N/A	-

Increase (decrease) in outstanding capital	$41,350	$30,964	$(2,997)

*Not shown due to rounding.

	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund	Ivy Tax-Managed Equity Fund

Shares issued from sale of shares:
Class A	1,269	4,917	322
Class B	392	475	39
Class C	676	2,790	89
Class Y	552	11,693	-
Shares issued in connection with merger of Advantus Enterprise Fund:
Class A	N/A	4,061	N/A
Shares issued in connection with merger of Ivy Global Science and Technology Fund:
Class A	287	N/A	N/A
Class B	245	N/A	N/A
Class C	56	N/A	N/A
Class Y	7	N/A	N/A
Shares issued from reinvestment of dividends:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Shares redeemed:
Class A	(720)	(3,270)	(147)
Class B	(361)	(184)	(9)
Class C	(1,077)	(6,332)	(22)
Class Y	(328)	(6,339)	-

Increase in outstanding capital shares	998	7,811	272

Value issued from sale of shares:
Class A	$15,942	$47,321	$2,202
Class B	5,032	4,653	270
Class C	22,515	32,820	606
Class Y	5,915	125,087	-
Value issued in connection with merger of Advantus Enterprise Fund:
Class A	N/A	43,667	N/A
Value issued in connection with merger of Ivy Global Science and Technology Fund:
Class A	4,548	N/A	N/A
Class B	3,771	N/A	N/A
Class C	860	N/A	N/A
Class Y	119	N/A	N/A
Value issued from reinvestment of dividends:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Value redeemed:
Class A	(12,236)	(32,941)	(994)
Class B	(5,784)	(1,860)	(62)
Class C	(17,948)	(62,826)	(150)
Class Y	(5,923)	(72,350)	-

Increase in outstanding capital	$16,811	$83,571	$1,872

Transactions in capital stock for the fiscal year ended March 31, 2003 are summarized below. Amounts are in thousands.

	Ivy Asset Strategy Fund	Ivy Core Equity Fund	Ivy High Income Fund

Shares issued from sale of shares:
Class A	739	1,940	690
Class B	119	219	124
Class C	1,901	2,655	726
Class Y	62	69	558
Shares issued from reinvestment of dividends:
Class A	8	-	30
Class B	1	-	8
Class C	23	-	147
Class Y	1	-	3
Shares redeemed:
Class A	(266)	(1,040)	(167)
Class B	(46)	(208)	(32)
Class C	(1,539)	(12,363)	(625)
Class Y	(15)	(90)	(118)

Increase (decrease) in outstanding capital shares	988	(8,818)	1,344

Value issued from sale of shares:
Class A	$8,291	$13,695	$5,535
Class B	1,333	1,592	988
Class C	21,310	18,932	5,820
Class Y	698	520	4,466
Value issued from reinvestment of dividends:
Class A	85	-	236
Class B	12	-	66
Class C	262	-	1,174
Class Y	11	-	25
Value redeemed:
Class A	(2,965)	(7,407)	(1,332)
Class B	(514)	(1,466)	(265)
Class C	(17,189)	(87,355)	(5,007)
Class Y	(174)	(699)	(938)

Increase (decrease) in outstanding capital	$11,160	$(62,188)	$10,768

	Ivy International Growth Fund	Ivy Large Cap Growth Fund	Ivy Limited- Term Bond Fund

Shares issued from sale of shares:
Class A	4,496	2,011	6,921
Class B	69	88	473
Class C	616	280	1,711
Class Y	17,611	49	369
Shares issued from reinvestment of dividends:
Class A	-	-	68
Class B	-	-	8
Class C	-	-	63
Class Y	-	-	4
Shares redeemed:
Class A	(4,449)	(1,270)	(3,784)
Class B	(38)	(84)	(96)
Class C	(2,056)	(384)	(866)
Class Y	(17,027)	(10)	(256)

Increase (decrease) in outstanding capital shares	(778)	680	4,615

Value issued from sale of shares:
Class A	$38,377	$14,751	$71,487
Class B	574	659	4,892
Class C	5,307	2,093	17,693
Class Y	153,398	372	3,831
Value issued from reinvestment of dividends:
Class A	-	-	702
Class B	-	-	81
Class C	-	-	654
Class Y	-	-	43
Value redeemed:
Class A	(38,451)	(9,456)	(39,049)
Class B	(316)	(625)	(995)
Class C	(17,451)	(2,890)	(8,953)
Class Y	(149,023)	(75)	(2,662)

Increase (decrease) in outstanding capital	$(7,585)	$4,829	$47,724

	Ivy Mid Cap Growth Fund	Ivy Money Market Fund	Ivy Municipal Bond Fund

Shares issued from sale of shares:
Class A	1,079	23,939	340
Class B	72	1,022	36
Class C	190	12,225	313
Class Y	50	N/A	- *
Shares issued from reinvestment of dividends:
Class A	- *	114	7
Class B	-	1	1
Class C	-	16	60
Class Y	- *	N/A	- *
Shares redeemed:
Class A	(681)	(18,823)	(304)
Class B	(60)	(413)	- *
Class C	(204)	(9,788)	(443)
Class Y	(49)	N/A	-

Increase in outstanding capital shares	397	8,293	10

Value issued from sale of shares:
Class A	$7,414	$23,939	$3,751
Class B	508	1,022	390
Class C	1,373	12,225	3,442
Class Y	355	N/A	2
Value issued from reinvestment of dividends:
Class A	2	114	73
Class B	-	1	8
Class C	-	16	658
Class Y	1	N/A	- *
Value redeemed:
Class A	(4,745)	(18,823)	(3,368)
Class B	(421)	(413)	(3)
Class C	(1,422)	(9,788)	(4,834)
Class Y	(362)	N/A	-

Increase in outstanding capital	$2,703	$8,293	$119

*Not shown due to rounding.

	Ivy Science and Technology Fund	Ivy Small Cap Growth Fund	Ivy Tax-Managed Equity Fund

Shares issued from sale of shares:
Class A	800	3,910	156
Class B	99	317	3
Class C	569	2,885	31
Class Y	151	10,907	-
Shares issued from reinvestment of dividends:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Shares redeemed:
Class A	(456)	(2,969)	(228)
Class B	(53)	(216)	(16)
Class C	(1,707)	(10,689)	(45)
Class Y	(94)	(10,368)	-

Decrease in outstanding capital shares	(691)	(6,223)	(99)

Value issued from sale of shares:
Class A	$11,616	$32,860	$ 913
Class B	1,447	2,669	19
Class C	8,405	24,235	177
Class Y	2,271	103,179	-
Value issued from reinvestment of dividends:
Class A	-	-	-
Class B	-	-	-
Class C	-	-	-
Class Y	-	-	-
Value redeemed:
Class A	(6,696)	(24,603)	(1,308)
Class B	(755)	(1,712)	(90)
Class C	(25,069)	(88,011)	(255)
Class Y	(1,416)	(100,287)	-

Decrease in outstanding capital	$(10,197)	$(51,670)	$(544)

Note 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Ivy Asset Strategy Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	-	$-
Options written	1,964	414,638
Options terminated in closing purchase transactions	(1,839)	(412,138)
Options exercised	-	-
Options expired	(125)	(2,500)

Outstanding at March 31, 2004	-	$-

For Ivy Asset Strategy Fund, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	-	$-
Options written	55	6,435
Options terminated in closing purchase transactions	(55)	(6,435)
Options exercised	-	-
Options expired	-	-

Outstanding at March 31, 2004	-	$-

For Ivy Core Equity Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	-	$-
Options written	5,047	577,086
Options terminated in closing purchase transactions	(5,047)	(577,086)
Options exercised	-	-
Options expired	-	-

Outstanding at March 31, 2004	-	$-

For Ivy Mid Cap Growth Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	146	$19,757
Options written	2,563	374,742
Options terminated in closing purchase transactions	(1,990)	(284,476)
Options exercised	-	-
Options expired	(612)	(90,735)

Outstanding at March 31, 2004	107	$19,288

For Ivy Mid Cap Growth Fund, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	-	$-
Options written	1	97
Options terminated in closing purchase transactions	-	-
Options exercised	-	-
Options expired	(1)	(97)

Outstanding at March 31, 2004	-	$-

For Ivy Science and Technology Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	2,418	$592,080
Options written	1,770	2,044,426
Options terminated in closing purchase transactions	(3,056)	(2,464,626)
Options exercised	-	-
Options expired	(1,132)	(171,880)

Outstanding at March 31, 2004	-	$-

For Ivy Science and Technology Fund, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	728	$77,168
Options written	445	68,002
Options terminated in closing purchase transactions	(445)	(68,002)
Options exercised	-	-
Options expired	(728)	(77,168)

Outstanding at March 31, 2004	-	$-

For Ivy Tax-Managed Equity Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	279	$26,765
Options written	91	11,930
Options terminated in closing purchase transactions	(255)	(27,443)
Options exercised	(69)	(6,351)
Options expired	(39)	(4,047)

Outstanding at March 31, 2004	7	$854

For Ivy Tax-Managed Equity Fund, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at March 31, 2003	-	$-
Options written	37	4,554
Options terminated in closing purchase transactions	(37)	(4,554)
Options exercised	-	-
Options expired	-	-

Outstanding at March 31, 2004	-	$-

Note 7 - Futures

The Corporation may engage in buying and selling futures contracts. Upon entering into a futures contract, the Corporation is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Corporation each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Corporation as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Corporation uses futures to attempt to reduce the overall risk of its investments.

Note 8 - Acquisitions of Ivy Global Fund, Ivy Global Science and Technology Fund, Ivy International Small Companies Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund

On June 16, 2003, Ivy Core Equity Fund acquired all the net assets of Ivy US Blue Chip Fund pursuant to a plan of reorganization approved by the shareholders of Ivy US Blue Chip Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 4,455,649 shares of Ivy Core Equity Fund (valued at $33,237,149) for the 4,314,763 shares of Ivy US Blue Chip Fund outstanding on June 16, 2003. Ivy US Blue Chip Fund had net assets of $33,237,149, including $3,400,840 of net unrealized appreciation in value of investments and $17,432,572 of accumulated net realized losses on investments, which were combined with those of Ivy Core Equity Fund. The aggregate net assets of Ivy Core Equity Fund and Ivy US Blue Chip Fund immediately before the acquisition were $243,451,378 and $33,237,149, respectively. The aggregate net assets of Ivy Core Equity Fund and Ivy US Blue Chip Fund immediately following the acquisition were $276,688,527 and $0, respectively.

On June 16, 2003, Ivy International Growth Fund acquired all the net assets of Ivy Global Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Global Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 471,708 shares of Ivy International Growth Fund (valued at $4,084,583) for the 555,824 shares of Ivy Global Fund outstanding on June 16, 2003. Ivy Global Fund had net assets of $4,084,583, including $187,112 of net unrealized appreciation in value of investments and $3,440,525 of accumulated net realized losses on investments, which were combined with those of Ivy International Growth Fund. The aggregate net assets of Ivy International Growth Fund and Ivy Global Fund immediately before the acquisition were $75,960,531 and $4,084,583, respectively. The aggregate net assets of Ivy International Growth Fund and Ivy Global Fund immediately following the acquisition were $80,045,114 and $0, respectively.

On June 16, 2003, Ivy International Growth Fund acquired all the net assets of Ivy International Small Companies Fund pursuant to a plan of reorganization approved by the shareholders of Ivy International Small Companies Fund on June 12, 2003. The acquisition was accomplished by a tax-free exchange of 586,893 shares of Ivy International Growth Fund (valued at $5,072,637) for the 746,180 shares of Ivy International Small Companies Fund outstanding on June 16, 2003. Ivy International Small Companies Fund had net assets of $5,072,637, including $410,933 of net unrealized appreciation in value of investments and $11,716,558 of accumulated net realized losses on investments, which were combined with those of Ivy International Growth Fund. The aggregate net assets of Ivy International Growth Fund and Ivy International Small Companies Fund immediately before the acquisition were $75,960,531 and $5,072,637, respectively. The aggregate net assets of Ivy International Growth Fund and Ivy International Small Companies Fund immediately following the acquisition were $81,033,168 and $0, respectively.

On June 16, 2003, Ivy Science and Technology Fund acquired all the net assets of Ivy Global Science and Technology Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Global Science and Technology Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 594,910 shares of Ivy Science and Technology Fund (valued at $9,297,885) for the 1,192,759 shares of Ivy Global Science and Technology Fund outstanding on June 16, 2003. Ivy Global Science and Technology Fund had net assets of $9,297,885, including $1,112,396 of net unrealized appreciation in value of investments and $48,964,829 of accumulated net realized losses on investments, which were combined with those of Ivy Science and Technology Fund. The aggregate net assets of Ivy Science and Technology Fund and Ivy Global Science and Technology Fund immediately before the acquisition were $102,611,502 and $9,297,885, respectively. The aggregate net assets of Ivy Science and Technology Fund and Ivy Global Science and Technology Fund immediately following the acquisition were $111,909,387 and $0, respectively.

On June 16, 2003, Ivy Mid Cap Growth Fund acquired all the net assets of Ivy US Emerging Growth Fund pursuant to a plan of reorganization approved by the shareholders of Ivy US Emerging Growth Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 3,520,272 shares of Ivy Mid Cap Growth Fund (valued at $27,334,380) for the 1,980,747 shares of Ivy US Emerging Growth Fund outstanding on June 16, 2003. Ivy US Emerging Growth Fund had net assets of $27,334,380, including $3,678,066 of net unrealized appreciation in value of investments and $41,518,711 of accumulated net realized losses on investments, which were combined with those of Ivy Mid Cap Growth Fund. The aggregate net assets of Ivy Mid Cap Growth Fund and Ivy US Emerging Growth Fund immediately before the acquisition were $26,567,950 and $27,334,380, respectively. The aggregate net assets of Ivy Mid Cap Growth Fund and Ivy US Emerging Growth Fund immediately following the acquisition were $53,902,330 and $0, respectively.

Note 9 - Acquisitions of Advantus Enterprise Fund, Advantus Horizon Fund, Advantus Index 500 Fund and Advantus Money Market Fund

On December 8, 2003, Ivy Core Equity Fund acquired all the net assets of Advantus Index 500 Fund pursuant to a plan of reorganization approved by the shareholders of Advantus Index 500 Fund on November 26, 2003. The acquisition was accomplished by a tax-free exchange of 4,249,982 shares of Ivy Core Equity Fund (valued at $33,280,493) for the 2,400,840 shares of Advantus Index 500 Fund outstanding on December 8, 2003. Advantus Index 500 Fund had net assets of $33,277,474, including $5,911,503 of net unrealized appreciation in value of investments and $6,876,798 of accumulated net realized losses on investments, which were combined with those of Ivy Core Equity Fund. The aggregate net assets of Ivy Core Equity Fund and Advantus Index 500 Fund immediately before the acquisition were $266,407,080 and $33,277,474, respectively. The aggregate net assets of Ivy Core Equity Fund and Advantus Index 500 Fund immediately following the acquisition were $299,687,573 and $0, respectively. Advantus Index 500 Fund Class A, B and C shares merged into Ivy Core Equity Fund Class A.

On December 8, 2003, Ivy Large Cap Growth Fund acquired all the net assets of Advantus Horizon Fund pursuant to a plan of reorganization approved by the shareholders of Advantus Horizon Fund on November 26, 2003. The acquisition was accomplished by a tax-free exchange of 3,201,030 shares of Ivy Large Cap Growth Fund (valued at $29,203,164) for the 2,185,881 shares of Advantus Horizon Fund outstanding on December 8, 2003. Advantus Horizon Fund had net assets of $29,192,654, including $6,087,063 of net unrealized appreciation in value of investments and $15,819,183 of accumulated net realized losses on investments, which were combined with those of Ivy Large Cap Growth Fund. The aggregate net assets of Ivy Large Cap Growth Fund and Advantus Horizon Fund immediately before the acquisition were $111,801,149 and $29,192,654, respectively. The aggregate net assets of Ivy Large Cap Growth Fund and Advantus Horizon Fund immediately following the acquisition were $141,004,313 and $0, respectively. Advantus Horizon Fund Class A, B and C shares merged into Ivy Large Cap Growth Fund Class A.

On December 8, 2003, Ivy Money Market Fund acquired all the net assets of Advantus Money Market Fund pursuant to a plan of reorganization approved by the shareholders of Advantus Money Market Fund on November 26, 2003. The acquisition was accomplished by a tax-free exchange of 32,238,877 shares of Ivy Money Market Fund (valued at $32,238,877) for the 32,238,877 shares of Advantus Money Market Fund outstanding on December 8, 2003. Advantus Money Market Fund had net assets of $32,238,877, including $0 of net unrealized appreciation in value of investments and $0 of accumulated net realized losses on investments, which were combined with those of Ivy Money Market Fund. The aggregate net assets of Ivy Money Market Fund and Advantus Money Market Fund immediately before the acquisition were $21,990,069 and $32,238,877, respectively. The aggregate net assets of Ivy Money Market Fund and Advantus Money Market Fund immediately following the acquisition were $54,228,946 and $0, respectively. Advantus Money Market Class A, B and C shares merged into Ivy Money Market Class A.

On December 8, 2003, Ivy Small Cap Growth Fund acquired all the net assets of Advantus Enterprise Fund pursuant to a plan of reorganization approved by the shareholders of Advantus Enterprise Fund on November 26, 2003. The acquisition was accomplished by a tax-free exchange of 4,061,128 shares of Ivy Small Cap Growth Fund (valued at $43,666,738) for the 4,672,306 shares of Advantus Enterprise Fund outstanding on December 8, 2003. Advantus Enterprise Fund had net assets of $43,656,594, including $6,463,903 of net unrealized appreciation in value of investments and $18,900,444 of accumulated net realized losses on investments, which were combined with those of Ivy Small Cap Growth Fund. The aggregate net assets of Ivy Small Cap Growth Fund and Advantus Enterprise Fund immediately before the acquisition were $524,433,879 and $43,656,594, respectively. The aggregate net assets of Ivy Small Cap Growth Fund and Advantus Enterprise Fund immediately following the acquisition were $568,100,617 and $0, respectively. Advantus Enterprise Fund Class A, B and C shares merged into Ivy Small Cap Growth Fund Class A.

Note 10 - Name Change

On June 30, 2003, the Corporation changed its name from W&R Funds, Inc. to Ivy Funds, Inc.

Independent Auditor's Report

The Board of Directors and Shareholders,
Ivy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Fund, Core Equity Fund, High Income Fund, International Growth Fund, Large Cap Growth Fund, Limited-Term Bond Fund, Mid Cap Growth Fund, Money Market Fund, Municipal Bond Fund, Science and Technology Fund, Small Cap Growth Fund and Tax-Managed Equity Fund (collectively the "Funds") comprising Ivy Funds, Inc. (formerly W&R Funds, Inc.) as of March 31, 2004, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising Ivy Funds, Inc., as of March 31, 2004, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2004

Shareholder Meeting Results

On June 3, 2003, a special shareholder meeting (the "Meeting") was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The meeting was adjourned until June 10, 2003, and was held on that date for the following purposes (and with the following results):

Proposal 1: For shareholders of each of the Funds, to elect the Board of Directors.

	Affirmative	Withheld

Jarold W. Boettcher	55,649,712.211	1,996,157.920
James D. Gressett	55,399,267.880	2,246,602.251
Joseph Harroz, Jr.	55,609,642.160	2,036,227.971
Henry J. Herrmann	55,412,718.680	2,233,151.451
Glendon E. Johnson, Jr.	55,394,963.938	2,250,906.193
Eleanor B. Schwartz	55,609,647.139	2,036,222.992
Michael G. Smith	55,157,856.961	2,488,013.170
Edward M. Tighe	55,653,973.138	1,991,896.993
Keith A. Tucker	55,386,325.932	2,259,544.199

Proposal 2: For shareholders of each of the Funds, to amend each Fund's fundamental investment policy regarding lending.

	For	Against	Abstain

Ivy Asset Strategy Fund	1,950,951.648	202,253.791	212,534.671
Ivy Core Equity Fund	11,771,947.168	861,534.531	1,439,690.544
Ivy High Income Fund	1,875,245.269	63,583.380	175,813.407
Ivy International Growth Fund	2,381,269.472	156,402.310	223,848.473
Ivy Large Cap Growth Fund	1,683,628.536	186,138.404	115,551.045
Ivy Limited-Term Bond Fund	2,912,643.777	154,591.689	355,408.984
Ivy Mid Cap Growth Fund	1,263,302.252	57,091.720	77,088.450
Ivy Money Market Fund	8,257,581.729	907,907.370	610,239.460
Ivy Municipal Bond Fund	1,077,902.307	65,862.469	86,964.933
Ivy Science and Technology Fund	1,869,075.079	223,095.015	206,024.212
Ivy Small Cap Growth Fund	12,855,334.879	892,530.628	1,447,429.500
Ivy Tax-Managed Equity Fund	414,812.766	14,780.690	25,834.546

Proposal 3: For shareholders of each of the Funds, to amend each Fund's fundamental investment policy regarding borrowing.

	For	Against	Abstain

Ivy Asset Strategy Fund	1,970,895.727	184,875.630	209,968.753
Ivy Core Equity Fund	11,719,532.143	887,698.125	1,465,941.975
Ivy High Income Fund	1,874,975.754	59,960.263	179,706.039
Ivy International Growth Fund	2,365,757.840	175,552.123	220,210.292
Ivy Large Cap Growth Fund	1,673,728.973	192,215.827	119,373.185
Ivy Limited-Term Bond Fund	2,901,714.556	162,710.463	358,219.431
Ivy Mid Cap Growth Fund	1,267,549.727	53,400.653	76,532.042
Ivy Money Market Fund	8,257,248.399	908,240.700	610,239.460
Ivy Municipal Bond Fund	1,087,547.446	65,034.428	78,147.835
Ivy Science and Technology Fund	1,859,962.536	230,910.549	207,321.221
Ivy Small Cap Growth Fund	12,778,740.700	964,301.915	1,452,252.392
Ivy Tax-Managed Equity Fund	414,812.766	14,063.377	26,551.859

Proposal 4: For shareholders of Ivy Asset Strategy Fund, to amend the Fund's fundamental investment restriction regarding investments in commodities to allow the Fund to invest in precious metals as a regular investment strategy of the Fund.

For	Against	Abstain
1,924,999.604	185,661.391	255,079.115

Proposal 5: For shareholders of each of the Funds, to amend the Corporation's Articles of Incorporation to change the par value of the Corporation's shares to $0.001.

For	Against	Abstain
49,993,797.360	3,468,667.648	5,554,895.977

Proposal 6: For shareholders of each of the Funds, to ratify the selection of Deloitte & Touche, LLP as the Corporation's independent public accountants for the fiscal year ending March 31, 2004.

For	Against	Abstain
51,819,832.780	1,424,007.909	4,402,029.442

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in the Funds shown on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Ivy Asset Strategy Fund Class A
6-10-03	$0.0270	$0.0220	$0.0050	$-	$0.0176	$0.0094	$-
9-10-03	0.0000	0.0000	0.0000	-	0.0000	0.0000	-
12-17-03	0.0820	0.0820	0.0000	-	0.0820	0.0000	-
3-10-04	0.0000	0.0000	0.0000	-	0.0000	0.0000	-

Total	$0.1090	$0.1040	$0.0050	$-	$0.0996	$0.0094	$-

Ivy Asset Strategy Fund Class B
6-10-03	$0.0010	$0.0008	$0.0002	$-	$0.0007	$0.0003	$-
9-10-03	0.0000	0.0000	0.0000	-	0.0000	0.0000	-
12-17-03	0.0210	0.0210	0.0000	-	0.0210	0.0000	-
3-10-04	0.0000	0.0000	0.0000	-	0.0000	0.0000	-

Total	$0.0220	$0.0218	$0.0002	$-	$0.0217	$0.0003	$-

Ivy Asset Strategy Fund Class C
6-10-03	$0.0050	$0.0041	$0.0009	$-	$0.0033	$0.0017	$-
9-10-03	0.0000	0.0000	0.0000	-	0.0000	0.0000	-
12-17-03	0.0320	0.0320	0.0000	-	0.0320	0.0000	-
3-10-04	0.0000	0.0000	0.0000	-	0.0000	0.0000	-

Total	$0.0370	$0.0361	$0.0009	$-	$0.0353	$0.0017	$-

Ivy Asset Strategy Fund Class Y
6-10-03	$0.0290	$0.0236	$0.0054	$-	$0.0189	$0.0101	$-
9-10-03	0.0000	0.0000	0.0000	-	0.0000	0.0000	-
12-17-03	0.0850	0.0850	0.0000	-	0.0850	0.0000	-
3-10-04	0.0000	0.0000	0.0000	-	0.0000	0.0000	-

Total	$0.1140	$0.1086	$0.0054	$-	$0.1039	$0.0101	$-

Dividends are declared and recorded by each of the following Funds on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 2004:

	PER-SHARE AMOUNTS REPORTABLE AS:
	For Individuals				For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Exempt Interest	Qualifying	Non- Qualifying	Exempt Interest

Ivy High Income Fund Class A, Class B, Class C and Class Y
April 2003 through December 2003	100.0000%	0.80410%	99.19590%	-%	0.96020%	99.03980%	-%
January 2004 through March 2004	100.0000%	1.22790%	98.77210%	-%	1.22290%	98.77710%	-%
Ivy Limited-Term Bond Fund Class A, Class B, Class C and Class Y
April 2003 through March 2004	100.0000%	-%	100.0000%	-%	-%	100.0000%	-%
Ivy Money Market Fund Class A, Class B and Class C
April 2003 through March 2004	100.0000%	-%	100.0000%	-%	-%	100.0000%	-%
Ivy Municipal Bond Fund Class A, Class B, Class C and Class Y
April 2003 through December 2003	100.0000%	0.42509%	99.57491%	-%	0.42509%	99.57491%	-%
January 2004 through March 2004	100.0000%	0.48977%	99.51023%	-%	0.48977%	99.51023%	-%

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from Ivy Municipal Bond Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The Board of Directors of Ivy Funds, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. The Ivy Family of Funds is comprised of the funds in Ivy Funds, Inc. (formerly W&R Funds, Inc.) and Ivy Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc.

Each of the individuals listed below serves as a director or trustee for each of the funds within the Ivy Family of Funds. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors of each of the funds in the Advisors Fund Complex.

Two of the Directors are considered by Ivy Funds, Inc. and its counsel to be "interested persons" of the Funds or of their investment manager because of their employment by Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries. The other Directors (more than a majority of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including Ivy Funds Distributor, Inc. (IFDI), Waddell & Reed Ivy Investment Company (WRIICO), and Waddell & Reed Services Company (WRSCO).

INDEPENDENT DIRECTORS

Jarold W. Boettcher (63)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 28

Director since: 2002

Principal Occupations During Past 5 Years: President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)

Other Directorships held by Director: Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Trustee of Ivy Funds

James D. Gressett (53)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 28

Director since: 2002

Principal Occupations During Past 5 Years: CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Secretary of Streetman Homes Ltd, LLP (homebuilding company) (2001 to present); President of Alien, Inc. (real estate development), 1997 to 2003

Other Directorships held by Director: Director of Collins Financial Services, a debt recovery company; Trustee of Ivy Funds

Joseph Harroz, Jr. (37)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 70

Dirctor since: 2002

Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

Other Directorships held by Director: Trustee of Ivy Funds and Director of each fund in the Advisors Fund Complex

Glendon E. Johnson, Jr. (52)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 28

Director since: 2002 Principal Occupation During Past 5 Years: Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present)

Other Directorships held by Director: Trustee of Ivy Funds

Eleanor B. Schwartz (67)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director Number of portfolios overseen by Director: 70

Director since: 2002 Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present) Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

Other Directorships held by Director: Trustee of Ivy Funds and Director of each fund in the Advisors Fund Complex

Michael G. Smith (60)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director

Number of portfolios overseen by Director: 28

Director since: 2002

Principal Occupation During Past 5 Years: Retired; Managing Director-Institutional Sales, Merrill Lynch (1983-1999)

Other Directorships held by Director: Director, Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (29 portfolios overseen); Trustee of Ivy Funds

Edward M. Tighe (61)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Director Number of portfolios overseen by Director: 28

Director since: 2002

Principal Occupation During Past 5 Years: formerly, CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); CEO and Director of JBE Technology Group, Inc. (telecommunications services) (2001 to 2003); CEO and Director of Global Mutual Fund Services (1993 to 2000); CEO and Director of Global Technology Management, Inc. (software and consulting) (1992 to 2000)

Other Directorships held by Director: Director of Hansberger Institutional Funds
(2 portfolios overseen); Trustee of Ivy Funds

INTERESTED DIRECTORS

Henry J. Herrmann (61)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Director and President

Number of portfolios overseen by Director: 70

Director since: 2002; President since: 2002

Principal Occupation(s) During Past 5 Years: President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIICO (2002 to present); President and Chief Executive Officer of Waddell & Reed Investment Management Company (WRIMCO), an affiliate of WRIICO, (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President of each of the Funds in the Fund Complex (2001 to present); Treasurer of WDR (1998 to 1999)

Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Chairman and Director, Ivy Services. Inc., an affiliate of WRIICO; Director of WDR, Waddell & Reed, Inc. (W&R), WRIMCO and WRIICO; Trustee of Ivy Funds and Director of each fund in the Advisors Fund Complex

Keith A. Tucker (59)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Chairman of the Board and Director

Number of portfolios overseen by Director: 70

Director since: 2002; Chairman of the Board since: 2002 Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors of W&R, WRIMCO and WRSCO (1993 to present)

Other Directorships held by Director: Director of WDR, W&R, WRIMCO and WRSCO; Chairman of the Board and Trustee of Ivy Funds; Chairman of the Board and Director of each fund in the Advisors Fund Complex

OFFICERS

Theodore W. Howard (61)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

Treasurer since 2003; Principal Accounting Officer, Vice President and Principal Financial Officer since 2002

Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of WRSCO (1988 to 2001)

Directorships held: None

Kristen A. Richards (36)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Secretary and Associate General Counsel

Vice President, Secretary and Associate General Counsel, since 2002

Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the Funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)

Directorships held: None

Daniel C. Schulte (38)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Assistant Secretary and General Counsel

Vice President, Assistant Secretary and General Counsel, since 2002

Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Secretary of WDR (2000 to 2003); Assistant Secretary of WDR (1998 to 2000)

Directorships held: None

Ivy Funds, Inc. Privacy Notice

The following privacy notice is issued by Ivy Funds, Inc. (the "Funds"), Waddell & Reed Ivy Investment Company ("WRIICO") and Ivy Funds Distributor, Inc. ("IFDI").

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include WRIICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, WRIICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to non-affiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 1.800.532.2749.

Write to us at the address listed on the inside back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by us which can be obtained from your financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to us. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page for your notes and calculations.

This page for your notes and calculations.

This page for your notes and calculations.

This page for your notes and calculations.

Ivy Funds

Global/International Funds

Ivy Cundill Global Value Fund
Ivy European Opportunities Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Growth Fund
Ivy International Value Fund
Ivy Pacific Opportunities Fund

Domestic Equity Funds

Ivy Core Equity Fund
Ivy Dividend Income Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Tax-Managed Equity Fund
Ivy Value Fund

Fixed Income Funds

Ivy Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Mortgage Securities Fund
Ivy Municipal Bond Fund

Money Market Funds

Ivy Money Market Fund

Specialty Funds

Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Global Natural Resources Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Waddell & Reed Ivy Investment Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Waddell & Reed Financial, Inc., the ultimate parent company of Ivy Funds Distributor, Inc., acquired the investment adviser to the Ivy Funds in December 2002.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus carefully before investing.

WRR3000A (03-04)

ITEM 2. CODE OF ETHICS.

(a)         As of March 31, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Treasurer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)         There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)         During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Michael G. Smith is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Smith is independent for purposes of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2003	$161,425
2004	195,635

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2003	$7,560
2004	9,770

These fees are related to the review of Form N-1A and to the review of merger proxies.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2003	$23,080
2004	47,289

These fees are related to the review of the registrant's tax returns.

(d) All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2003	$1,068
2004	2,065

These fees are related to the review of internal control and the review of additional security-related costs.

(e)         (1)         Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the invstment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)         (2)         None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable

(g) $31,708 and $59,124 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $87,525 and $107,922 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)         No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Provided in shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred over the registrant's last fiscal half-year or the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS, INC.
(Registrant)

By:	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date:           June 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date:           June 15, 2004

By:	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date:           June 15, 2004